UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2006

Item 1. Report to Stockholders.


Calvert
Investments that make a difference

June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Calvert
Investments that make a difference
a UNIFI company

Calvert Variable Series, Inc.
Calvert Social Balanced Portfolio

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2006, CVS Social Balanced Portfolio shares returned 0.36%, while the Russell 1000® Index returned 2.76% and the Lehman U.S. Credit Index -1.55%. A mix of these indices weighted in a manner consistent with the Portfolio's long-term allocation of 60% to stocks and 40% to bonds would have produced a total return of 1.04%. The Fund's equity portfolio underperformed during the period, contributing to overall underperformance. The Fund's bond portfolio, however, performed well relative to its benchmark.

Investment Climate

For stocks

Equity markets were mixed for the six-month reporting period. The period began with very strong performance, particularly from mid- and small-cap stocks. The rally continued into the second quarter, but as investors became more concerned about high energy prices, strong commodity prices, and rising interest rates, stocks slumped. The subsequent stock sell-off, which began in May, initially pushed year-to-date equity returns into negative territory, but a quarter-end rally in June salvaged market performance.

In the Russell 1000 Index, stocks in the Energy and Telecommunications Services sectors posted the best returns for the period. Energy was helped by high crude oil prices which translated into good performance for the major international oil firms. The Telecommunications Services sector was paced by the larger phone service providers. Technology and Health Care stocks lagged, with some of the more prominent tech names posting the most disappointing performances.

For bonds

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 146,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Equity portfolio

Using Calvert's Double DiligenceTM process, the portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. The equity portfolio is designed to provide a U.S. large-cap core portfolio that utilizes expertise in active fundamental and quantitative investment processes. Our managers focus on adding value through careful, disciplined stock selection processes. The Fund's sector weights are generally close to those of the benchmark, subject to the effects of our social screens.

Over the first six months of 2006, the portfolio's sector weightings contributed about one third of the equity portfolio's underperformance relative to the Russell 1000 Index. Most significant was the effect of an overweight to Information Technology, the weakest-performing sector for the period in both the portfolio and the Russell 1000 Index. The balance of equity portfolio underperformance came from stock selection--how well or poorly our holdings in a given sector performed relative to how that sector performed in the benchmark.

Stock selection in two sectors--Information Technology and Consumer Discretionary-- particularly hurt performance during the period. Some of the largest names in the Information Technology sector--including Intel, Dell, Adobe Systems, and Microsoft--were the biggest drags on performance. In the Consumer Discretionary sector, slowing momentum in home sales dampened the performance of homebuilder Pulte and home improvement chain Home Depot.

Bond portfolio

For the bond portfolio, we use Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.) During this reporting period, the portfolio benefited once again from a high credit-quality bias and short relative duration. In addition, our allocation to floating-rate notes, whose rates adjust with changes in short-term rates, did well as the FOMC continued rate increases. We also extended duration in the reporting period as interest rates rose.

In addition, we increased our overall exposure to corporate bonds later in the period as their yield premiums over Treasury notes widened. This occurred as investors started to factor in the risks of a slowing economy, leveraged buyouts, higher inflation, and overall global interest-rate increases.

Securities rated BBB underperformed high-quality AAA rated bonds (-1.78% versus -0.48%, as measured by the Lehman U.S. Credit Index). The exception to the poor performance of low-quality bonds was high-yield securities, which turned in a positive return of more than 3.00%, as measured by the Lehman Brothers High Yield Index. Our allocation to high-yield issues (6% to 7% on average) was a contributor to outperformance, as was our focus on higher-quality investment-grade issues.

Outlook

Rising inflation and accompanying uncertainty about what to expect from the Federal Reserve temper our view on both stock and bond markets. The new Fed Chairman, like his predecessors, needs to find the appropriate balance between facilitating growth and restraining inflation, and high, volatile energy prices aren't helping him. Higher interest rates and higher energy prices also seem to have sapped the strength from consumers, particularly with respect to housing purchases. We expect these headwinds will challenge both stock and bond markets in the near-term. However, we see good opportunities for the markets over the long term, given the drop in stock prices at the end of the reporting period, our belief that equity markets are currently undervalued, and the fact that interest rates are still at fairly low levels in a broader historical context.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
July 2006

As of June 30 2006, the following companies represented the following percentages of Portfolio net assets: Intel 0.39%, Dell 0.35%, Adobe Systems 0.36%, Microsoft 1.16%, Pulte 0.47%, Home Depot 0.84%. All holdings are subject to change without notice.

1. The three-month Treasury bill yield rose 0.93%, to 5.01%.

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

CVS Calvert Social Balanced Portfolio

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return (period ended 6.30.06)
One year	4.36%
Five year	2.92%
Ten year	6.38%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed subadvisors in the equity portion of the Portfolio effective June 2004. Earlier subadvisor changes occurred in March 2002.

Asset Allocation	% of Total
(at 6.30.06)	Investments
Stocks	62%
Bonds	36%
Cash & Cash Equivalents	2%
100%

(as a % of net assets, stocks were 61.2%)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,003.10	$4.51
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.29	$4.55

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365.

Balanced Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 61.2%	Shares	Value
Aerospace & Defense - 0.2%
AAR Corp.*	35,500	$789,165

Air Freight & Logistics - 0.4%
EGL, Inc.*	1,500	75,300
FedEx Corp.,	9,100	1,063,426
United Parcel Service, Inc. Class B	7,400	609,242
		1,747,968

Airlines - 0.2%
Continental Airlines, Inc. Class B*	15,400	458,920
Southwest Airlines Co.	26,700	437,079
		895,999

Auto Components - 0.1%
Autoliv, Inc.,	4,600	260,222

Biotechnology - 0.7%
Amgen, Inc.*	41,000	2,674,430
Gilead Sciences, Inc.*	8,800	520,608
		3,195,038

Building Products - 0.2%
Masco Corp.,	25,800	764,712

Capital Markets - 2.2%
Charles Schwab Corp.	7,400	118,252
Goldman Sachs Group, Inc.	40,500	6,092,415
Legg Mason, Inc.	18,800	1,870,976
Nuveen Investments, Inc.	45,000	1,937,250
		10,018,893

Chemicals - 0.9%
H.B. Fuller Co.	36,000	1,568,520
Lubrizol Corp.	1,000	39,850
Praxair, Inc.	45,600	2,462,400
		4,070,770

Commercial Banks - 1.9%
M&T Bank Corp.	20,200	2,381,984
US Bancorp	85,400	2,637,152
Wachovia Corp.	66,300	3,585,504
		8,604,640

Commercial Services & Supplies - 0.1%
United Stationers, Inc.*	9,500	468,540

Communications Equipment - 1.6%
Cisco Systems, Inc.*	279,500	5,458,635
Motorola, Inc.	52,100	1,049,815
QUALCOMM, Inc.	21,800	873,526
		7,381,976

Computers & Peripherals - 1.8%
Dell, Inc.*	65,000	1,586,650
EMC Corp.*	51,300	562,761
Hewlett-Packard Co.	40,300	1,276,704
International Business Machines Corp.	64,600	4,962,572
Lexmark International, Inc.*	900	50,247
		8,438,934

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 1.2%
American Express Co.	32,200	$1,713,684
First Marblehead Corp.	24,300	1,383,642
SLM Corp.	40,800	2,159,136
		5,256,462

Containers & Packaging - 0.0%
Sealed Air Corp.	300	15,624

Diversified Financial Services - 4.7%
Bank of America Corp.	181,199	8,715,672
CIT Group, Inc.	26,700	1,396,143
First Republic Preferred Capital Corp., Preferred (e)	500	532,500
JPMorgan Chase & Co.	121,420	5,099,640
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Richmond County Capital Corp., Preferred (e)	15	1,505,625
Roslyn Real Estate Asset Corp., Preferred	2	200,937
WoodBourne Pass-Through Trust, Preferred (e)	20	2,009,375
		21,439,892

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	170,000	4,741,300
BellSouth Corp.	54,700	1,980,140
Manitoba Telecom Services, Inc.	7,421	302,231
		7,023,671

Electric Utilities - 0.5%
Cleco Corp.,	53,000	1,232,250
Hawaiian Electric Industries, Inc.	7,400	206,534
IDACORP, Inc.	22,700	778,383
		2,217,167

Electrical Equipment - 0.7%
Acuity Brands, Inc.	20,100	782,091
Cooper Industries Ltd.	1,100	102,212
Genlyte Group, Inc.*	31,200	2,259,816
		3,144,119

Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc.*	15,700	495,492
Littelfuse, Inc.*	36,300	1,247,994
Molex, Inc.	4,200	140,994
		1,884,480

Energy Equipment & Services - 1.7%
Grant Prideco, Inc.*	1,400	62,650
Smith International, Inc.	68,900	3,063,983
Unit Corp.*	25,100	1,427,939
Universal Compression Holdings, Inc.*	26,200	1,649,814
Veritas DGC, Inc.*	33,700	1,738,246
		7,942,632

Food & Staples Retailing - 0.5%
Supervalu, Inc.	12,400	380,680
Walgreen Co.	45,400	2,035,736
		2,416,416

Food Products - 1.6%
General Mills, Inc.	59,900	3,094,434
Hershey Co.	6,300	346,941
Kellogg Co.	82,100	3,976,103
		7,417,478

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 0.8%
Energen Corp.	35,700	$1,371,237
Oneok, Inc.	71,600	2,437,264
		3,808,501

Health Care Equipment & Supplies - 1.3%
Becton Dickinson & Co.	37,000	2,261,810
Medtronic, Inc.	74,900	3,514,308
		5,776,118

Health Care Providers & Services - 3.0%
AMERIGROUP Corp.*	44,300	1,375,072
AmerisourceBergen Corp.	59,400	2,490,048
Cardinal Health, Inc.	14,200	913,486
Caremark Rx, Inc.*	19,300	962,491
Coventry Health Care, Inc.*	35,675	1,959,985
Express Scripts, Inc.*	23,300	1,671,542
Laboratory Corp. of America Holdings, Inc.*	34,000	2,115,820
McKesson Corp.	50,400	2,382,912
		13,871,356

Health Care Technology - 0.0%
TriZetto Group, Inc.*	1,200	17,748

Hotels, Restaurants & Leisure - 0.9%
CKE Restaurants, Inc.	4,400	73,084
Darden Restaurants, Inc.	44,100	1,737,540
Starbucks Corp.*	57,400	2,167,424
		3,978,048

Household Durables - 0.9%
American Greetings Corp.	3,700	77,737
Black & Decker Corp.	18,600	1,570,956
Harman International Industries, Inc.	1,100	93,907
NVR, Inc.*	300	147,375
Pulte Homes, Inc.	74,200	2,136,218
		4,026,193

Household Products - 2.0%
Colgate-Palmolive Co.	4,700	281,530
Kimberly-Clark Corp.	34,000	2,097,800
Procter & Gamble Co.	123,115	6,845,194
		9,224,524

Industrial Conglomerates - 1.2%
3M Co.	66,900	5,403,513

Insurance - 3.6%
21st Century Insurance Group	7,000	100,800
Chubb Corp.	35,700	1,781,430
Commerce Group, Inc.	33,500	989,590
Conseco, Inc., Preferred	67,000	1,863,940
Hartford Financial Services Group, Inc.	12,200	1,032,120
Lincoln National Corp.	10,600	598,264
Odyssey Re Holdings Corp.	17,000	447,950
Phoenix Co.'s, Inc.	5,300	74,624
Principal Financial Group	46,300	2,576,595
Prudential Financial, Inc.	26,100	2,027,970
Safeco Corp.	2,700	152,145
St. Paul Travelers Co.'s, Inc.	79,400	3,539,652
StanCorp Financial Group, Inc.*	13,400	682,194
UnumProvident Corp.	28,700	520,331
		16,387,605

Equity Securities - Cont'd	Shares	Value
Internet & Catalog Retail - 0.0%
Liberty Media Holding Corp. - Interactive*	875	$15,103

Internet Software & Services - 0.5%
eBay, Inc.*	4,000	117,160
Yahoo!, Inc.*	60,800	2,006,400
		2,123,560

IT Services - 1.7%
Acxiom Corp.	15,300	382,500
Automatic Data Processing, Inc.	79,600	3,609,860
First Data Corp.	47,300	2,130,392
Global Payments, Inc.	15,600	757,380
MPS Group, Inc.*	4,400	66,264
Tyler Technologies, Inc.*	53,000	593,600
		7,539,996

Life Sciences - Tools & Services - 0.0%
Applera Corp. - Applied Biosystems Group	4,300	139,105

Machinery - 2.8%
Cummins, Inc.	18,800	2,298,300
Danaher Corp.	34,900	2,244,768
Deere & Co.	1,300	108,537
Illinois Tool Works, Inc.	83,300	3,956,750
Nordson Corp.	16,700	821,306
Parker Hannifin Corp.	10,500	814,800
Terex Corp.*	19,400	1,914,780
Toro Co.	6,500	303,550
Valmont Industries, Inc.	5,000	232,450
		12,695,241

Media - 1.7%
Cablevision Systems Corp.	4,100	87,945
McGraw-Hill Co.'s, Inc.	59,300	2,978,639
Time Warner, Inc.	241,400	4,176,220
Univision Communications, Inc.*	12,000	402,000
		7,644,804

Metals & Mining - 0.1%
Reliance Steel & Aluminum Co.	3,800,	315,210

Multiline Retail - 1.3%
Kohl's Corp.*	14,100	833,592
Nordstrom, Inc.	40,900	1,492,850
Target Corp.	70,400	3,440,448
		5,766,890

Multi-Utilities - 0.3%
NiSource, Inc.	13,800	301,392
OGE Energy Corp.	30,700	1,075,421
		1,376,813

Office Electronics - 0.2%
Xerox Corp.*	74,400	1,034,904

Oil, Gas & Consumable Fuels - 3.7%
Chesapeake Energy Corp.	22,100	668,525
EOG Resources, Inc.	85,600	5,935,504
Kinder Morgan, Inc.	30,300	3,026,667
Overseas Shipholding Group, Inc.	38,300	2,265,445
St Mary Land & Exploration Co.	12,200	491,050
XTO Energy, Inc.	102,000	4,515,540
		16,902,731

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	14,800	$921,300

Pharmaceuticals - 2.7%
Barr Pharmaceuticals, Inc.*	27,700	1,321,013
Johnson & Johnson	88,800	5,320,896
Perrigo Co,	45,900	738,990
Pfizer, Inc.	209,800	4,924,006
		12,304,905

Real Estate Investment Trusts - 0.6%
Colonial Properties Trust	2,800	138,320
Equity Office Properties Trust	9,600	350,496
FelCor Lodging Trust, Inc.	16,600	360,884
HRPT Properties Trust	3,100	35,836
New Century Financial Corp.	42,800	1,958,100
		2,843,636

Real Estate Management & Development - 0.1%
CB Richard Ellis Group, Inc.*	14,100	351,090

Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	33,800	1,086,332
Intel Corp.	93,700	1,775,615
Lam Research Corp.*	18,400	857,808
MEMC Electronic Materials, Inc.*	1,400	52,500
Micron Technology, Inc.*	96,300	1,450,278
Texas Instruments, Inc.	106,100	3,213,769
		8,436,302

Software - 2.0%
Adobe Systems, Inc.	54,100	1,642,476
BEA Systems, Inc.*	75,600	989,604
BMC Software, Inc.*	22,800	544,920
Compuware Corp.*	43,000	288,100
Microsoft Corp.	227,900	5,310,070
MRO Software, Inc.*	19,300	387,351
		9,162,521

Specialty Retail - 2.6%
Barnes & Noble, Inc.	28,700	1,047,550
Best Buy Co., Inc.	20,700	1,135,188
Gap, Inc.	34,300	596,820
Home Depot, Inc.	107,700	3,854,583
Lowe's Co.'s, Inc.	26,100	1,583,487
Office Depot, Inc.*	11,900	452,200
Staples, Inc.	132,650	3,226,048
		11,895,876

Textiles, Apparel & Luxury Goods - 0.5%
Nike, Inc. Class B	26,400	2,138,400

Thrifts & Mortgage Finance - 1.4%
Fannie Mae	29,800	1,433,380
Freddie Mac	25,700	1,465,157
Golden West Financial Corp.	21,100	1,565,620
Washington Mutual, Inc.	45,297	2,064,637
		6,528,794

Trading Companies & Distributors - 0.0%
WESCO International, Inc.*	1,300	89,700

Equity Securities - Cont'd	Shares	Value
Wireless Telecommunication Services - 0.2%
American Tower Corp.*	27,800	$865,136

Total Equity Securities (Cost $250,013,802)		278,980,421

	Principal
Corporate Bonds - 18.7%	Amount	Value
ACLC Business Loan Receivables Trust, 5.849%, 10/15/21 (e)(r)	$466,522	$450,017
AgFirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,750,000	1,744,850
Alliance Mortgage Investments, 12.56%, 6/1/10 (r)	386,666	386,666
APL Ltd., 8.00%, 1/15/24	440,000	396,550
Archstone-Smith Operating Trust, 5.25%, 12/1/10	1,000,000	975,279
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	2,700,000	1,579,500
Atmos Energy Corp., 5.443%, 10/15/07 (r)	2,000,000	1,999,581
Aurora Military Housing LLC, 5.35%, 12/15/25	1,985,000	1,889,978
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	532,200
BAC Capital Trust XI, 6.625%, 5/23/36	2,000,000	1,980,702
Banco Santander Chile, 5.633%, 12/9/09 (e)(r)	1,500,000	1,499,385
Barclays Bank plc, 6.278% to 12/15/34, floating rate thereafter to 12/29/49 (r)	500,000	436,510
BB&T Capital Trust II, 6.75%, 6/7/36	1,000,000	998,729
BellSouth Telecommunications, 0.00% to 12/15/15, 6.65%
to 12/15/95 (r)	1,000,000	430,005
BF Saul, 7.50%, 3/1/14	500,000	502,500
Brascan Corp., 7.125%, 6/15/12	1,660,000	1,746,317
Chase Funding Mortgage Loan, 4.045%, 5/25/33	2,500,000	2,448,788
Community Reinvestment Revenue Notes, 5.73%, 6/1/31 (e)	1,000,000	995,625
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	3,500,000	3,324,179
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	400,000	435,551
E*Trade Financial Corp., 8.00%, 6/15/11	350,000	357,875
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	985,089
First National Bank of Omaha, 7.32%, 12/1/10	500,000	497,811
First Tennessee Bank:
5.316%, 12/8/08	2,500,000	2,484,626
5.65%, 4/1/16	1,000,000	964,483
Glitnir banki HF, 6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	1,250,000	1,241,090
Global Signal Trust, 4.232%, 12/15/14 (e)	1,000,000	956,097
Goldman Sachs Group, Inc.:
6.345%, 2/15/34	1,900,000	1,771,302
6.45%, 5/1/36	1,500,000	1,442,402
HBOS plc:
5.92% to 10/1/15, floating rate thereafter to 9/29/49 (e)(r)	500,000	452,744
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	1,200,000	1,048,446
Health Care REIT, Inc., 6.20%, 6/1/16	500,000	482,830
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,003,359
Impac CMB Trust:
5.593%, 5/25/35 (r)	2,508,772	2,513,941
5.643%, 8/25/35 (r)	698,162	699,428
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter to 4/1/14 (r)	2,500,000	2,349,432
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	3,310,938
JPMorgan Chase & Co., 5.47%, 10/28/08 (r)	2,000,000	1,998,765
Kaupthing Bank HF:
4.97%, 12/1/09 (r)	500,000	490,550
7.125%, 5/19/16 (e)	1,750,000	1,748,143
Leucadia National Corp., 7.00%, 8/15/13	500,000	487,500
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,154,000	10,770
8.30%, 12/1/37 (e)(m)*	3,200,000	16,000
Masco Corp., 5.533%, 3/9/07 (e)(r)	2,000,000	2,000,942
Meridian Funding Co. LLC, 5.539%, 10/15/14 (e)(r)	5,000,000	5,001,735

	Principal
Corporate Bonds - Cont'd	Amount	Value
Mid-Atlantic Family Military Communities LLC:
5.24%, 8/1/50 (e)	$500,000	$446,330
5.30%, 8/1/50 (e)	600,000	537,354
Midwest Family Housing LLC, 5.531%, 1/1/51 (e)	750,000	680,925
Nationwide Health Properties, Inc.:
6.00%, 5/20/15	400,000	380,987
6.90%, 10/1/37	1,000,000	1,013,382
New York State Community Statutory Trust II, 9.218%, 12/28/31 (e)(r)	500,000	501,875
Odyssey Re Holdings Corp., 6.875%, 5/1/15	500,000	469,964
Orkney Re II plc, Series B, 7.74%, 12/21/35 (e)(r)	1,000,000	1,000,000
Pacific Pilot Funding Ltd., 5.83%, 10/20/16 (e)(r)	993,872	991,482
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	494,532
Pioneer Natural Resources Co., 6.875%, 5/1/18	3,350,000	3,225,665
Preferred Term Securities IX Ltd., 5.71%, 4/3/33 (e)(r)	1,000,000	1,006,920
Prudential Financial, Inc., 5.46%, 6/13/08 (r)	1,500,000	1,502,237
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,015,000	1,110,520
RBS Capital Trust I, 6.299%, 9/29/49 (r)	1,000,000	999,575
Reed Elsevier Capital, Inc., 5.659%, 6/15/10 (r)	1,500,000	1,499,502
Rouse Co. LP, 6.75%, 5/1/13 (e)	1,000,000	979,323
Sabre Holdings Corp., 6.35%, 3/15/16	500,000	468,709
Sovereign Bancorp, Inc., 5.511%, 3/1/09 (e)(r)	1,000,000	999,063
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,947,924
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter to 10/15/97 (e)(r)	1,000,000	299,538
Spieker Properties LP, 6.75%, 1/15/08	1,500,000	1,518,398
Swiss Re Capital I LP, 6.854% to 5/25/16, floating rate thereafter to 5/29/49 (e)(r)	750,000	729,469
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	28,574,891	3,415,271

Total Corporate Bonds (Cost $90,975,034)		85,288,155

Municipal Obligations - 0.1%
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (f)	750,000	321,518

Total Municipal Obligations (Cost $750,000)		321,518

Taxable Municipal Obligations - 9.8%
Adams-Friendship Area Wisconsin School District GO Bonds, 5.37%, 3/1/16	185,000	176,357
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon:
10/1/06	1,500,000	1,479,285
10/1/11	5,000,000	3,730,000
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	1,050,000	984,427
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	500,000	474,415
Bethlehem Pennsylvania GO Bonds, 4.70%, 11/1/12	190,000	180,601
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	500,000	469,835
California Statewide Communities Development Authority Revenue Bonds:
Zero Coupon, 6/1/11	1,470,000	1,117,362
5.48%, 8/1/11	660,000	654,892
5.01%, 8/1/15	1,000,000	949,230
Canyon Texas Regional Water Authority Revenue Bonds, 5.90%, 8/1/16	265,000	264,584
Chicago Illinois GO Bonds, 5.30%, 1/1/14	1,000,000	972,890
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	1,500,000	1,480,455
Crawford Ohio GO Bonds, 5.25%, 12/1/25	1,305,000	1,163,355
Detroit Michigan GO Bonds, 5.15%, 4/1/25	3,000,000	2,662,440
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.17%, 1/1/15	500,000	479,415
Hammonton New Jersey GO Bonds, 5.90%, 3/1/18	305,000	299,431
Howell Township New Jersey School District GO Bonds, 5.05%, 7/15/16	1,430,000	1,347,003
Illinois State Housing Development Authority Revenue Bonds, 5.60%, 12/1/15	1,375,000	1,360,411
Indian State Bond Bank Revenue Bonds:
5.38%, 7/15/18	950,000	910,185
6.01%, 7/15/21	2,000,000	1,984,320

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	$400,000	$390,988
Malibu California Integrated Water Quality Improvement COPs, 5.82%, 7/1/26	500,000	484,510
Montgomery Alabama GO Bonds, 4.87%, 4/1/16	765,000	714,395
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 4.06%, 10/15/10	1,500,000	1,411,095
Oakland California Redevelopment Agency Tax Allocation Bonds, 5.383%, 9/1/16	2,000,000	1,925,580
Oceanside California Pension Obligation Revenue Bonds, 5.04%, 8/15/17	730,000	679,265
Oregon School Boards Association GO Bonds, Zero Coupon:
6/30/12	3,400,000	2,434,570
6/30/14	1,100,000	700,018
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/19	1,000,000	473,950
Philadelphia Pennsylvania School District GO Bonds, 5.09%, 7/1/20	250,000	230,432
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	1,000,000	996,230
Providence Rhode Island GO Bonds, 5.06%, 7/15/15	640,000	607,667
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	890,000	868,774
San Diego California Redevelopment Agency Tax Allocation Bonds, 5.66%, 9/1/16	1,500,000	1,481,295
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	1,000,000	872,550
Santa Cruz County California Redevelopment Agency Tax Allocation Revenue Bonds, 5.50%, 9/1/20	1,735,000	1,649,638
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	1,555,000	1,537,739
Texas Municipal Gas Corp., Gas Reservation Revenue, 2.60%, 7/1/07	235,000	231,169
University of Central Florida COPs, 5.375%, 10/1/35	1,500,000	1,327,290
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	1,500,000	1,329,855
West Contra Costa California Unified School District Revenue Bonds, 4.86%, 1/1/14	525,000	493,799
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	931,690

Total Taxable Municipal Obligations (Cost $46,832,645)		44,913,392

U.S. Treasury - 3.1%
United States Treasury Notes:
4.875%, 4/30/11	880,000	870,925
4.50%, 11/15/15	4,764,000	4,537,710
5.125%, 5/15/16	9,035,000	9,025,118

Total U.S. Treasury (Cost $14,603,472)		14,433,753

U.S. Government Agencies And Instrumentalities - 6.3%
Fannie Mae, 5.50%, 12/25/16	965,799	944,475
Federal Home Loan Bank:
Discount Notes, 7/3/06	10,000,000	9,997,278
Step Coupon, 4.60% to 10/26/06, 5% thereafter to 10/26/07 (r)	3,000,000	2,978,246
Zero Coupon, 12/28/07 (r)	1,000,000	916,700
Freddie Mac:
5.125%, 12/15/13	9,716,968	9,450,114
5.625%, 11/23/35	2,000,000	1,851,004
Small Business Administration:
5.038%, 3/10/15	995,117	945,751
4.94%, 8/10/15	1,482,618	1,430,328

Total U.S. Government Agencies and Instrumentalities (Cost $29,060,186)		28,513,896

TOTAL INVESTMENTS (Cost $432,235,139) - 99.2%		452,451,135
Other assets and liabilities, net - 0.8%		3,723,398
Net Assets - 100%		$456,174,533

Net Assets Consist Of:
Par value and paid-in capital applicable to 233,986,465 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$424,210,454
Undistributed net investment income		6,092,207
Accumulated net realized gain (loss) on investments		5,616,131
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		20,255,741

Net Assets		$456,174,533

Net Asset Value per Share		$1.950

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	228	9/06	$46,234,125	($122,736)
10 Year U.S. Treasury Notes	33	9/06	3,460,359	(5,393)
				($128,129)
Sold:
U.S. Treasury Bonds	139	9/06	$14,825,219	$138,547
5 Year U.S. Treasury Notes	51	9/06	5,273,719	29,338
				$167,885

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2007. At June 30, 2006 accumulated deferred interest totaled $204,320 and includes interest accrued since and due on October 1, 2003.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s).
LLC: Limited Liability Corporation	VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$4,833,030
Dividend income (net of foreign taxes withheld of $1,274)	2,864,522
Total investment income	7,697,552

Expenses:
Investment advisory fee	1,006,666
Transfer agency fees and expenses	337,009
Directors' fees and expenses	27,874
Administrative fees	651,372
Accounting fees	34,973
Custodian fees	59,482
Reports to shareholders	20,415
Professional fees	16,641
Miscellaneous	14,813
Total expenses	2,169,245
Fees paid indirectly	(16,942)
Net expenses	2,152,303

Net Investment Income	5,545,249

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	13,102,642
Foreign currency transactions	(35)
Futures	385,500
13,488,107

Change in unrealized appreciation (depreciation) on:
Investments	(17,128,462)
Foreign currency transactions	32
Futures	132,488
(16,995,942)

Net Realized and Unrealized Gain (Loss)	(3,507,835)

Increase (Decrease) in Net Assets
Resulting From Operations	$2,037,414

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$5,545,249	$8,377,043
Net realized gain (loss)	13,488,107	27,088,771
Change in unrealized appreciation or (depreciation)	(16,995,942)	(9,260,386)

Increase (Decrease) in Net Assets
Resulting From Operations	2,037,414	26,205,428

Distributions to shareholders from:
Net investment income	--	(8,519,333)

Capital share transactions:
Shares sold	19,331,584	49,153,977
Reinvestment of distributions	--	8,520,228
Shares redeemed	(48,150,544)	(60,175,700)
Total capital share transactions	(28,818,960)	(2,501,495)

Total Increase (Decrease) in Net Assets	(26,781,546)	15,184,600

Net Assets
Beginning of period	482,956,079	467,771,479
End of period (including undistributed net investment income of $6,092,207 and $546,958, respectively)	$456,174,533	$482,956,079

Capital Share Activity
Shares sold	9,834,392	25,862,895
Reinvestment of distributions	--	4,371,590
Shares redeemed	(24,365,112)	(31,641,096)
Total capital share activity	(14,530,720)	(1,406,611)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .425% on the first $500 million, .375% on the next $500 million and .325% on the excess of $1 billion. Under the terms of the agreement $158,006 was payable at period end. In addition, $69,654 was payable at period end for operating expenses paid by the Advisor during June 2006.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement $102,239 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $61,753 for the six months ended June 30, 2006. Under the terms of the agreement $9,418 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $170,590,309 and $194,973,123, respectively. U.S. Government security purchases and sales were $144,752,090 and $142,953,768, respectively.

The cost of investments owned at June 30, 2006, for federal income tax purposes was $435,010,358. Net unrealized appreciation aggregated $17,440,777, of which $36,740,232 related to appreciated securities and $19,299,455 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $2,487,712 and $1,026,993 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010 and December 2011, respectively.

Balanced Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$1.943	$1.872	$1.758
Income from investment operations
Net investment income	.024	.034	.029
Net realized and unrealized gain (loss)	(.017)	.072	.116
Total from investment operations	.007	.106	.145
Distributions from
Net investment income	--	(.035)	(.031)
Total distributions	--	(.035)	(.031)
Total increase (decrease) in net asset value	.007	.071	.114
Net asset value, ending	$1.950	$1.943	$1.872

Total return*	.36%	5.65%	8.26%
Ratios to average net assets: A
Net investment income	2.34% (a)	1.78%	1.67%
Total expenses	.92% (a)	.92%	.91%
Expenses before offsets	.92% (a)	.92%	.91%
Net expenses	.91% (a)	.92%	.91%
Portfolio turnover	68%	172%	186%
Net assets, ending (in thousands)	$456,175	$482,956	$467,771

		Years Ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Net asset value, beginning	$1.500	$1.759	$2.003
Income from investment operations
Net investment income	.026	.042	.053
Net realized and unrealized gain (loss)	.264	(.256)	(.192)
Total from investment operations	.290	(.214)	(.139)
Distributions from
Net investment income	(.032)	(.045)	(.070)
Net realized gains	--	--	(.035)
Total distributions	(.032)	(.045)	(.105)
Total increase (decrease) in net asset value	.258	(.259)	(.244)
Net asset value, ending	$1.758	$1.500	$1.759

Total return*	19.32%	(12.15%)	(6.98%)
Ratios to average net assets: A
Net investment income	1.76%	2.57%	3.00%
Total expenses	.93%	.91%	.88%
Expenses before offsets	.93%	.91%	.88%
Net expenses	.93%	.91%	.87%
Portfolio turnover	374%	552%	751%
Net assets, ending (in thousands)	$404,898	$310,369	$354,131

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert
Investments that make a difference

June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Income Portfolio

Calvert
Investments that make a difference

Calvert Variable Series, Inc.
Calvert Income Portfolio
Managed by Calvert Asset Management Company, Inc.

Performance

For the six-month reporting period ended June 30, 2006, CVS Income Portfolio shares returned -0.19%. The benchmark Lehman U.S. Credit Index returned -1.55% for the same period. Several strategies, described below, accounted for the Portfolio's outperformance relative to the benchmark.

Investment Climate

Over the six-month reporting period, the Federal Reserve Open Market Committee (FOMC) increased the target Fed funds rate 0.25% at each of its four scheduled meetings, to a total of 5.25%. Money-market interest rates, including that on the three-month Treasury bill, rose in response to these hikes.1 Long-term interest rates also increased, with the benchmark 10-year Treasury yield rising 0.76%, to 5.15%.

The U.S. economy moved forward at a 4.1% pace, as measured by gross domestic product (GDP), over the reporting period. That growth, however, was partly a rebound from the hurricane-related slump in the fourth quarter of 2005. Over the reporting period, payroll growth averaged 144,000 new jobs monthly, while the unemployment rate was a low 4.7%. Inflation became an issue, with the headline consumer price index (CPI) reaching a 4.7% annualized pace and the core CPI, which excludes volatile food and energy prices, at 3.2%. In May, rising headline and core inflation led the FOMC to tilt its "neutral" monetary policy bias toward addressing the risk of inflation.

Portfolio Strategy

Our strategy reflects Calvert's FourSightTM management process, which seeks to deliver competitive results even during difficult markets. With this four-step process, we manage duration, monitor the yield curve, optimize sector allocation, and analyze credit quality. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

The Portfolio benefited once again from its high credit-quality bias and short relative duration. In addition, our allocation to floating-rate notes--whose rates adjust with changes in short-term rates--performed well in response to the FOMC's frequent raising of short-term rates. The Portfolio also extended duration in the reporting period as interest rates rose. This was accomplished by selling a portion of the floating-rate notes and buying longer-maturity, fixed-rate, investment-grade corporate bonds.

In addition, overall exposure to corporate bonds as a percentage of the Fund's duration began to increase later in the period in response to widening yield premiums over Treasury notes. During the second quarter of 2006, the yield spread between corporate bonds and comparable Treasury securities began to widen as investors started to factor in the risks of a slowing economy, leveraged buyouts, higher inflation, and overall global interest-rate increases.

In the marketplace, securities rated BBB underperformed high-quality AAA rated bonds (-1.78% versus -0.48%), respectively). The exception to the poor performance of low-quality bonds was high-yields, which turned in a positive return of more than 3.00%. Our allocation to high-yield issues (6% to 7% on average) was a contributor to outperformance, as was our focus on higher-quality investment-grade issues.

In addition to the Fund's overweight to stronger-performing sectors and our credit-quality bias, our selection of corporate bonds also contributed to performance. In particular, zero-coupon, AAA rated Toll Roads performed well versus comparable bonds during the period.

Outlook

By year-end 2005, FOMC rate hikes had nearly restored the target Fed funds rate to a more neutral level--neither overly accommodative nor restrictive--but rising inflation over the reporting period meant rate hikes would not be over. With incoming economic data driving monetary policy, these hikes can be expected to continue until the FOMC sees a drop-off in the accelerating pace of core inflation. While we expect U.S. economic growth to remain reasonable over the rest of this year, there are risks to expansion. These include a meaningful slowdown in the housing sector that would dampen consumer spending. Housing-market growth, which has driven the overall economy over the last few years, has begun to slow in response to rising rates. Also on our watch list are the actions of the many central banks around the globe that started tightening monetary policies during the reporting period, pushing up interest rates worldwide. Since the U.S. must rely on foreign investment in U.S. securities to help offset our broad deficit, U.S. interest rates must stay competitive with those overseas to continue attracting non-U.S. investors.

Successful portfolio strategies have boosted Fund returns relative to the benchmark, even though higher interest rates hurt absolute return during the reporting period. In response to rising rates, higher coupon income is being generated on floating-rate notes, whose rates reset into rising short-term rates. Given this benefit to returns, our other strategies, and our outlook, we believe the Portfolio is well positioned for the future.

/s/Gregory Habeeb Senior Portfolio Manager Calvert Asset Management Company	/s/Matt Nottingham, CFA Portfolio Manager Calvert Asset Management Company
July 2006

As of June 30, 2006, Toll Roads bonds represented 1.81% of Fund net assets. All holdings are subject to change without notice.

1. The three-month Treasury bill yield rose 0.93%, to 5.01%.

Calvert Income Portfolio of Calvert Variable Series, Inc. should not be confused with Calvert Income Fund, a series of the Calvert Fund. Performance of the two funds will differ.

CVS Calvert Income Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.06)
One year	0.80%
Since Inception (4.30.02)	6.78%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Investment Allocation	% of Total Investments
Asset Backed Securities	4.0%
Bank	11.2%
Brokerage	3.3%
Financials	8.8%
Industrial	13.1%
Industrial - Finance	3.6%
Insurance	2.9%
Municipal Obligations	17.1%
Real Estate Investment Trust	1.9%
Special Purpose	2.1%
Transportation	1.4%

U.S. Government Agency
Obligations	8.8%
U.S. Government Obligations	15.8%
Utility	6.0%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$998.10	$4.42
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.37	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365.

Income Portfolio
Statement of Net Assets
June 30, 2006

	Principal
Corporate Bonds - 54.5%	Amount	Value
AgFirst Farm Credit Bank:
7.30%, 10/14/49 (e)	$300,000	$299,117
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	100,000	107,870
Alliance Mortgage Investments, 12.56%, 6/1/10 (r)	96,667	96,667
Ameriprise Financial, Inc., 7.518% to 6/1/16, floating rate thereafter to 6/1/66 (r)	500,000	501,990
APL Ltd., 8.00%, 1/15/24	175,000	157,719
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	521,312
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	450,000	263,250
Atmos Energy Corp., 5.443%, 10/15/07 (r)	200,000	199,958
Aurora Military Housing II LLC, 5.775%, 12/15/47 (e)	250,000	232,065
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	150,000	159,660
BAC Capital Trust XI, 6.625%, 5/23/36	250,000	247,588
BAE Systems Asset Trust, 6.664%, 9/15/13 (e)	234,626	241,599
BAE Systems Holdings, Inc., 5.57%, 8/15/08 (e)(r)	100,000	99,960
Barclays Bank plc, 6.278%, 12/29/49 (r)	300,000	261,906
BB&T Capital Trust II, 6.75%, 6/7/36	300,000	299,619
Bear Stearns Co's, Inc., 5.846%, 10/28/14 (r)	450,000	450,864
BellSouth Telecommunications, Inc., STEP, 6.65%, 12/15/95	400,000	172,002
BF Saul, 7.50%, 3/1/14	200,000	201,000
BJ Services Co., 5.426%, 6/1/08 (r)	500,000	499,816
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	570,000	535,427
Brascan Corp., 7.125%, 6/15/12	200,000	210,400
Catholic High School of New Iberia VRDN, 6.32%, 11/1/19 (r)	140,000	140,000
Cendant Corp., 6.875%, 8/15/06	75,000	75,077
Chase Funding Mortgage Loan, 4.045%, 5/25/33	200,000	195,903
Citibank Credit Card Issuance Trust, 5.45%, 5/10/13	200,000	198,519
Countrywide Asset-Backed Certificates, 5.773%, 11/25/34 (r)	206,518	206,837
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	250,000	237,441
CSX Corp., 5.43%, 8/3/06 (r)	193,000	192,991
Daimler-Chrysler North American Holding Corp., 5.503%, 11/17/06 (r)	150,000	150,009
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	100,000	108,888
Dominion Resources, Inc.:
5.79%, 9/28/07 (r)	300,000	300,073
STEP, 5.687%, 5/15/08	200,000	199,484
7.50% to 6/30/16, floating rate thereafter to 6/30/66 (r)	300,000	299,542
6.875%, 10/15/26	200,000	207,225
Duke Realty LP, 5.697%, 12/22/06 (r)	100,000	100,016
Dunkin Securitization, 5.779%, 6/20/31 (e)	250,000	248,168
Eastern Energy Ltd., 6.75%, 12/1/06 (e)	250,000	251,113
First National Bank of Omaha, 7.32%, 12/1/10	200,000	199,124
First Tennessee Bank:
5.316%, 12/8/08	250,000	248,463
5.65%, 4/1/16	250,000	241,121
Ford Motor Credit Co.:
4.00%, 12/20/06	25,000	24,756
9.75%, 9/15/10 (e)	498,282	486,515
General Motors Acceptance Corp.:
5.65%, 9/15/06	25,000	24,941
3.25%, 9/15/06	50,000	49,686
6.75%, 12/1/14	200,000	186,067
Glitnir banki HF:
5.228%, 10/15/08 (e)(r)	250,000	249,964
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)	100,000	99,287
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	100,000	95,610
Trust III, 5.361%, 2/15/36 (e)	250,000	242,998
Golden Securities Corp., 5.409%, 12/2/13 (e)(r)	116,275	115,203
Golden State Petroleum Transport Corp., 8.04%, 2/1/19	100,000	99,990

	Principal
Corporate Bonds - Cont'd	Amount	Value
Goldman Sachs Group, Inc.:
6.345%, 2/15/34	$300,000	$280,621
6.45%, 5/1/36	600,000	576,961
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	500,000	436,852
Health Care REIT, Inc., 6.20%, 6/1/16	200,000	193,132
HRPT Properties Trust, 5.941%, 3/16/11 (r)	100,000	100,009
Impac CMB Trust:
6.023%, 10/25/33 (r)	18,215	18,221
5.633%, 4/25/35 (r)	246,613	247,578
5.593%, 5/25/35 (r)	62,720	62,849
5.643%, 8/25/35 (r)	209,449	209,829
Independence Community Bank Corp., 3.75% to 4/1/09, floating rate thereafter
to 4/1/14 (r)	300,000	281,932
Ingersoll-Rand Co. Ltd.:
6.23%, 11/19/27	426,000	450,299
6.015%, 2/15/28	285,000	296,816
Interpool Capital Trust, 9.875%, 2/15/27	500,000	509,375
JPMorgan Chase & Co., 5.47%, 10/28/08 (r)	625,000	624,614
Kaupthing Bank HF:
5.381%, 12/1/09	200,000	196,220
7.125%, 5/19/16 (e)	425,000	424,549
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	580,000	449,500
Lehman Brothers Holdings, Inc., 5.15%, 9/8/08 (r)	100,000	98,960
Lennar Corp., 5.689%, 8/20/07 (r)	250,000	249,894
Leucadia National Corp., 7.00%, 8/15/13	120,000	117,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	42,000	210
8.30%, 12/1/37 (e)(m)*	100,000	500
Massachusetts Institute of Technology, 7.25%, 11/2/2096	150,000	169,852
Meridian Funding Co. LLC:
5.21%, 10/6/08 (e)(r)	131,229	131,283
5.539%, 10/15/14 (e)(r)	250,000	250,087
Merrill Lynch & Co., Inc., 5.528%, 1/15/15 (r)	400,000	401,829
Mid-Atlantic Family Military Communities LLC, 5.30%, 8/1/50 (e)	150,000	134,338
Midwest Family Housing LLC, 5.581%, 1/1/51 (e)	250,000	228,633
New Valley Generation I, 7.299%, 3/15/19	412,287	447,914
New Valley Generation II, 4.929%, 1/15/21	84,000	78,677
Noble Group Ltd., 6.625%, 3/17/15 (e)	350,000	300,563
Odyssey Re Holdings Corp.:
7.65%, 11/1/13	100,000	96,583
6.875%, 5/1/15	10,000	9,399
Orkney Re II plc, Series B, 7.74%, 12/21/35 (e)(r)	250,000	250,000
Pacific Pilot Funding Ltd., 5.83%, 10/20/16 (e)(r)	99,387	99,148
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	100,000	98,906
Pioneer Natural Resources Co., 6.875%, 5/1/18	1,000,000	962,885
Premium Asset Trust, 5.273%, 10/8/09 (e)(r)	300,000	300,244
ProLogis, 7.05%, 7/15/06	60,000	60,017
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	200,000	218,822
Public Service Electric & Gas Co., 6.375%, 5/1/08 (r)	200,000	202,159
Public Service Enterprise Group, Inc., 5.799%, 9/21/08 (r)	400,000	400,574
Puget Sound Energy Inc., 7.02%, 12/1/27	377,000	410,060
QBE Insurance Group Ltd., 5.647% to 7/1/13, floating rate thereafter to 7/1/23 (e)(r)	85,000	80,573
RBS Capital Trust I, 6.299%, 9/29/49 (r)	200,000	199,915
Reed Elsevier Capital, Inc., 5.659%, 6/15/10 (r)	300,000	299,900
Residential Capital Corp.:
6.489%, 11/21/08 (r)	500,000	501,997
6.168%, 4/17/09 (r)	400,000	398,714
6.00%, 2/22/11	1,700,000	1,648,296
6.875%, 6/30/15	200,000	199,290
Rochester Gas & Electric Corp., 6.375%, 9/1/33	475,000	489,015

	Principal
Corporate Bonds - Cont'd	Amount	Value
Rouse Co. LP, 6.75%, 5/1/13 (e)	$200,000	$195,865
Santander Issuances SA Unipersonal , 5.701%, 6/20/16 (e)(r)	300,000	304,840
Southern California Edison Co., 5.75%, 4/1/35	90,000	84,026
Southern California Gas Co., 5.401%, 12/1/09 (r)	100,000	99,956
Sovereign Bancorp, Inc.:
5.54%, 8/25/06 (r)	100,000	99,987
Sovereign Bank:
4.00%, 2/1/08	150,000	146,094
5.511%, 3/1/09 (e)(r)	250,000	249,766
4.375% to 8/1/08, floating rate thereafter to 8/1/13 (r)	200,000	193,771
Spieker Properties LP, 6.75%, 1/15/08	250,000	253,066
Swiss Re Capital I LP, 6.854% to 5/25/16, floating rate thereafter to 5/29/49 (e)(r)	200,000	194,525
TIERS Trust:
8.45%, 12/1/17 (n)*	219,620	3,294
Step coupon, 0.00% to 10/15/33, 7.697% thereafter to 10/15/97 (e)(r)	1,000,000	49,178
Toll Road Investors Partnership II LP, Zero Coupon, 2/15/45 (e)	8,420,891	1,006,465
Tyco International Group SA, Participation Certificate Trust, 4.436%, 6/15/07 (e)	250,000	245,528
UnumProvident Corp., 5.997%, 5/15/08	200,000	199,329
Vale Overseas Ltd., 6.25%, 1/11/16	200,000	190,000
Verizon North, Inc., 5.634%, 1/1/21 (e)	200,000	185,741
Verizon Pennsylvania, Inc., 8.35%, 12/15/30	100,000	109,101
Wachovia Capital Trust III, 5.80% to 03/1/11, floating rate thereafter to 3/15/42	200,000	194,860
Wachovia Corp., 7.50%, 7/15/06	50,000	50,023
World Financial Network, Credit Card Master Note Trust, 5.569%, 5/15/12 (r)	100,000	100,589

Total Corporate Bonds (Cost $31,203,356)		30,286,398

Taxable Municipal Obligations - 18.0%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.18%, 3/1/12	125,000	121,690
5.21%, 3/1/13	140,000	135,624
Alabaster Alabama GO Bonds, 5.36%, 4/1/18	250,000	236,217
Alameda California Corridor Transportation Authority Revenue Bonds, Zero Coupon, 10/1/09	400,000	333,276
Arlington Texas SO Revenue Bonds, 4.73%, 8/15/14	250,000	234,387
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/19	150,000	142,324
Chicago Illinois GO VRDN, 5.30%, 1/1/14	200,000	194,578
Commonwealth Financing Authority Pennsylvania Revenue Bonds, 5.631%, 6/1/23	200,000	197,394
Dallas Texas GO Bonds, STEP, 5.25%, 2/15/24 (r)	100,000	98,447
Detroit Michigan GO Bonds, 5.15%, 4/1/25	300,000	266,244
Ewing Township New Jersey School District GO Bonds, 4.80%, 5/1/16	940,000	872,414
Grant County Washington Public Utility District No. 2 Revenue Bonds, 5.29%, 1/1/20	200,000	189,798
Howell Township New Jersey School District GO Bonds, 5.30%, 7/15/19	150,000	142,542
Indiana State Bond Bank Revenue Bonds:
5.38%, 7/15/18	200,000	191,618
6.01%, 7/15/21	250,000	248,040
JEA Florida St. Johns River Power Park System Revenue Bonds, 4.80%, 10/1/07	635,000	629,564
Kansas City Missouri Airport Revenue Bonds, 5.125%, 9/1/17	200,000	188,998
King County Washington Housing Authority Revenue Bonds, 6.375%, 12/31/46	200,000	195,494
Lawrence Township Indiana School District GO Bonds, 5.55%, 7/5/14	445,000	440,750
Malibu California Integrated Water Quality Improvement COPs, 5.82%, 7/1/26	150,000	145,353
Mississippi State Development Bank SO Revenue Bonds, 5.60%, 1/1/26	100,000	91,574
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, 3.60%, 10/15/08	500,000	478,730
Northwest Washington Electric Energy Revenue Bonds, 4.06%, 7/1/09	100,000	95,763
Oceanside California Pension Obligation Revenue Bonds, 5.25%, 8/15/20	100,000	92,736
Oconto Falls Wisconsin Public School District GO Bonds, 5.70%, 3/1/16	495,000	489,065
Orange County California Pension Obligation Notes, Zero Coupon, 9/1/16	236,000	130,482
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	600,000	429,630
6/30/16	275,000	155,171
6/30/18	100,000	49,625
Philadelphia Pennsylvania IDA Revenue Bonds, Zero Coupon, 4/15/20	380,000	169,526

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Pittsburgh Pennsylvania GO Bonds, 5.47%, 9/1/08	$250,000	$249,058
Sacramento City California Financing Authority Tax Allocation Revenue Bonds, 5.015%, 12/1/10	200,000	195,230
San Bernardino County California Joint Powers Financing Authority Tax Allocation Bonds,
5.625%, 5/1/16	400,000	385,576
San Bernardino County California Financing Authority Pension Obligation Revenue Bonds, Zero Coupon:
8/1/12	200,000	142,516
8/1/15	251,000	148,419
San Jose California Redevelopment Agency Tax Allocation Bonds, 5.46%, 8/1/35	200,000	174,510
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	200,000	197,780
Texas Municipal Gas Corp., 2.60%, 7/1/07	35,000	34,430
Thorp Wisconsin School District GO Bonds, 5.75%, 4/1/16	200,000	199,022
University of Central Florida COPs, 5.125%, 10/1/20	250,000	228,768
Utah State Housing Corp. Military Housing Revenue Bonds, 5.392%, 7/1/50	250,000	221,643
Ypsilanti Michigan GO Bonds, 5.75%, 5/1/14	445,000	442,192

Total Taxable Municipal Obligations (Cost $10,385,206)		10,006,198

U.S. Government Agencies and Instrumentalities - 7.6%
Fannie Mae:
2.50%, 7/2/08	70,000	66,134
5.50%, 12/25/16	241,450	236,119
Federal Home Loan Bank:
0.00%, 2/5/07 (r)	500,000	480,625
STEP, 4.60% to 10/26/06, 5.00% thereafter to 10/26/07 (r)	400,000	397,100
Federal Home Loan Bank Discount Notes, 7/3/06	1,000,000	999,728
Freddie Mac:
5.125%, 12/15/13	1,678,385	1,632,292
5.625%, 11/23/35	200,000	185,100
Small Business Administration, 4.94%, 8/10/15	247,103	238,388

Total U.S. Government Agencies and Instrumentalities (Cost $4,315,110)		4,235,486

U.S. Treasury - 15.4%
United States Treasury Notes:
4.50%, 11/15/10	960,000	937,500
4.50%, 11/15/15	1,770,000	1,685,925
4.50%, 2/15/16	4,155,000	3,953,742
5.125%, 5/15/16	1,995,000	1,992,818

Total U.S. Treasury (Cost $8,663,002)		8,569,985

Equity Securities - 1.9%	Shares
Conseco, Inc., Preferred	2,600	72,332
First Republic Preferred Capital Corp., Preferred (e)	300	319,500
Manitoba Telecom Services, Inc.	1,249	50,867
Richmond County Capital Corp., Preferred (e)	3	301,125
Roslyn Real Estate Asset Corp., Preferred	1	100,469
WoodBourne Pass-Through Trust, Preferred (e)	2	200,937

Total Equity Securities (Cost $1,019,003)		1,045,230

Total Investments (Cost $55,585,677) - 97.4%		54,143,297
Other assets and liabilities, net - 2.6%		1,447,082
Net Assets - 100%		$55,590,379

Net Assets Consist Of:
Paid-in capital applicable to 3,492,491 shares of common stock outstanding of $0.01 par value 1,000,000,000 shares authorized		$55,564,358
Undistributed net investment income		1,383,270
Accumulated net realized gain (loss) on investments		71,247
Net unrealized appreciation (depreciation) on investments		(1,428,496)

Net Assets		$55,590,379

Net Asset Value Per Share		$15.92

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
2 Year U.S. Treasury Notes	37	9/06	$7,502,906	($22,483)
10 Year U.S. Treasury Notes	16	9/06	$1,677,750	(6,190)
Total Purchased				($28,673)

Sold:
U.S. Treasury Bonds	48	9/06	$5,119,500	$27,253
5 Year U.S. Treasury Notes	22	9/06	$2,274,938	15,307
Total Sold				$42,560

* Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

COPs: Certificates of participation
GO: General Obligation
IDA: Industrial Development Authority
REIT: Real Estate Investment Trust
SO: Special Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specific future date(s).
VRDN: Variable Rate Demand Note

See notes to financial statements.

Income Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$1,383,506
Dividend income (net of foreign taxes withheld of $214)	42,321
Total investment income	1,425,827

Expenses:
Investment advisory fee	102,846
Transfer agency fees and expenses	7,157
Directors' fees and expenses	3,237
Administrative fees	77,134
Accounting fees	3,903
Custodian fees	27,149
Reports to shareholders	5,189
Professional fees	9,159
Miscellaneous	1,484
Total expenses	237,258
Fees paid indirectly	(8,098)
Net expenses	229,160

Net Investment Income	1,196,667

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(211,968)
Foreign currency transactions	1
Futures	114,892
(97,075)

Change in unrealized appreciation (depreciation) on:
Securities	(1,252,435)
Foreign currency transactions	5
Futures	60,610
(1,191,820)

Net Realized and Unrealized Gain (Loss)	(1,288,895)

Increase (Decrease) in Net Assets
Resulting From Operations	($92,228)

See notes to financial statements.

Income Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,196,667	$1,458,585
Net realized gain (loss)	(97,075)	337,482
Change in unrealized appreciation or (depreciation)	(1,191,820)	(322,064)

Increase (Decrease) in Net Assets
Resulting From Operations	(92,228)	1,474,003

Distributions to shareholders from:
Net investment income	--	(1,379,482)
Net realized gain	--	(288,666)
Total distributions	--	(1,668,148)

Capital share transactions:
Shares sold	8,920,183	17,044,286
Reinvestment of distribution	--	1,668,129
Shares redeemed	(714,524)	(5,877,219)
Total capital share transactions	8,205,659	12,835,196

Total Increase (Decrease) in Net Assets	8,113,431	12,641,051

Net Assets
Beginning of period	47,476,948	34,835,897
End of period (including undistributed net investment income of $1,383,270 and $186,603, respectively)	$55,590,379	$47,476,948

Capital Share Activity
Shares sold	559,937	1,049,377
Reinvestment of distributions	--	104,650
Shares redeemed	(44,953)	(363,746)
Total capital share activity	514,984	790,281

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the Portfolio's net asset value determination, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement $18,131 was payable at period end. In addition, $6,048 was payable at period end for operating expenses paid by the Advisor during June 2006.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's average daily net assets. Under the terms of the agreement, $13,598 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $6,361 for the six months ended June 30, 2006. Under the terms of the agreement, $1,155 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $36,564,887 and $28,057,879, respectively. U.S. Government security purchases and sales were $44,792,674 and $39,634,111, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $55,596,322. Net unrealized depreciation aggregated $1,453,025, of which $200,664 related to appreciated securities and $1,653,689 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2006, there were no transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. The Portfolio had no borrowing outstanding during the six months ended June 30, 2006.

Income Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$15.95	$15.93	$16.05
Income from investment operations
Net investment income	.33	.50	.39
Net realized and unrealized gain (loss)	(.36)	.10	.52
Total from investment operations	(.03)	.60	.91
Distributions from:
Net investment income	--	(.48)	(.44)
Net realized and unrealized gain (loss)	--	(.10)	(.59)
Total distributions	--	(0.58)	(1.03)
Total increase (decrease) in net asset value	(0.03)	0.02	(.12)
Net asset value, ending	$15.92	$15.95	$15.93

Total return*	(.19%)	3.78%	5.67%
Ratios to average net assets: A
Net investment income (loss)	4.65% (a)	3.66%	2.84%
Total expenses	.92% (a)	1.00%	1.03%
Expenses before offsets	.92% (a)	1.00%	1.00%
Net expenses	.89% (a)	.97%	.98%
Portfolio turnover	142%	454%	614%
Net assets, ending (in thousands)	$55,590	$47,477	$34,836

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total distributions	(1.37)	(.53)
Total increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets: A
Net investment income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference

June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio

Calvert
Investments that make a difference

a UNIFI company

Calvert Variable Series, Inc.
Calvert Social International Equity Portfolio
Managed by Acadian Asset Management, Inc.

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2006, CVS Social International Equity Portfolio shares returned 9.62%, lagging the 10.50% return posted by the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index. This underperformance was the result primarily of our sector weightings relative to the benchmark, rather than our individual stock selection.

New Fund Subadvisor

On March 9, 2006 the Directors of the Fund approved the appointment of Acadian Asset Management as the new subadvisor to the Fund. With $44 billion in assets under management,1 Boston-based Acadian is a pioneer in applying quantitative approaches to international investing. Adhering to the Fund's stated strategy and Calvert's Double DiligenceTM process (which seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility), Acadian evaluates more than 20,000 stocks for the Fund, expanding the universe of potential investments far beyond the 1,300 stocks in the MSCI EAFE Index.

Acadian uses several proprietary stock-selection models to construct portfolios that are designed to seek an appropriate balance of risk and return. In addition, Acadian evaluates over 200 country/sectors (e.g. French Technology) versus the world market and each stock in that country/sector versus the full country/sector to identify stocks that are most likely to outperform. This process provides comprehensive analysis of a very large array of stocks. Under Acadian's management, the Fund will continue to be managed with an emphasis on developed-market stocks while maintaining an emerging-markets allocation of up to 10% of net assets as opportunities warrant.

Investment Climate

The first half of the year was mixed for international investors. The first quarter saw equity markets around the world surge, with MSCI's EAFE Index rising 8.27% in local-market terms and a weak dollar during that period further boosting the return of U.S.-based investors to 9.47%. Markets turned down in the second half of the period as high oil prices and rising commodity prices and interest rates made investors nervous about the economic climate. MSCI's EAFE Index posted a loss of -4.02% in local-market terms over the closing three months of the period. That loss was mitigated by continued weakness in the U.S. dollar, which turned the local-market loss into a modest U.S.-dollar-based gain of 0.94% for the quarter.

Eight of 10 economic sectors produced positive returns for the EAFE Index for the period in local-market terms. The Utilities sector led the EAFE Index, posting a solid 11.02% return as electric utilities made strong gains for the period. Energy and Materials stocks continued to perform well as oil and commodity prices remained high. Information Technology and Telecomm Services were the only sectors to post losses during the period, at -3.02% and -2.08% respectively.

Emerging-markets stocks, which had been the best performers over prior periods, cooled a bit during over the first six months of 2006 despite the strong global performance from energy and commodity prices. (Generally, U.S. price increases are good for emerging-market exporters of raw materials.) Investors may have been a bit more risk averse during the period as prospects for a slowing global economy made these markets riskier. Local-market returns for the period for MSCI's Emerging Markets Index were better than in the EAFE (6.51% versus 3.92%), but a smaller contribution from currency effects from emerging-markets currencies translated into a 7.34% U.S.-dollar return, which lagged the 10.50% U.S.-dollar return of the EAFE.

Portfolio Strategy

Stock selection was a positive for the Fund throughout the period, though this positive was somewhat offset by weaker results from country or sector selection. Currency effects were a significant portion of the Fund's and the benchmark's total returns for the period, and the Fund kept pace with the benchmark's strong 6.59% return from currency-conversion effects.

Sector-weighting effects were a slight detractor for the period, while stock selection was largely positive. The Fund enjoyed positive stock-selection effects from investments in the Consumer Discretionary, Industrials, and Information Technology sectors. Information Technology was the weakest-performing sector in EAFE for the period, and the Fund's overexposure to that sector hurt performance, but a strong stock-selection effect more than made up for the adverse effects of the sector weighting.

Top performers among the Fund's holdings in Information Technology included Japanese imaging-products leader Canon, whose price climbed, dove, and climbed again during the period; Japanese industrial-machinery maker Tokyo Electron, which grew in value with expected increases in demand for semi-conductor chips; and Finnish cell-phone maker Nokia Oyj, which appreciated with growing sales in China and India. Automakers Volkswagen AG, Honda Motors, and Mazda Motors paced performance in the Consumer Discretionary sector with strong performance early in the period. In the Industrials sector, Hagemeyer, Metso Oyj, Vallourec, and Fujikura led the way for the Fund.

The Fund's emerging-markets exposure was trimmed throughout the period. As of December 31, 2005, emerging-markets holdings accounted for 9.53% of the Fund. Given the very strong performance that emerging markets had posted in prior years, our managers began to see the risks outweighing the potential rewards, and our position was scaled back. By the end of March 2006, the Fund's emerging markets had dwindled to 2.08% of net assets, and the percentage stood at 1.75% of net assets as of June 30.

Outlook

We continue to see good investing opportunities around the globe. While both developed and emerging markets have posted strong performances relative to U.S. markets lately, many of these markets represent good values. We believe the greatest challenges in the market globally are in the Information Technology, Health Care, and Consumer Staples sectors. In each of these sectors, we are concerned that earnings and quality problems limit the upside for stocks. We favor countries favorably exposed to rising raw-material and energy prices--factors that often favor emerging markets. Of the major developed markets, we favor the United Kingdom and Australia but are concerned that cycles of speculative buying and profit-taking have made Japanese stocks unattractive for the near term.

Given these observations, we believe the Portfolio is well positioned for the future.

Sincerely,

Steve Falci
Chief Investment Officer, Equities
Calvert Asset Management Company
July 2006

As of June 30, 2006, the following companies represented the following percentages of Portfolio net assets: Canon 3.73%, Tokyo Electron 1.63%, Nokia Oyj 0.99%, Volkswagen AG 2.52%, Honda Motors 0.00%, Mazda Motors 1.05%, Hagemeyer 0.00%, Metso Oyj 0.96%, Vallourec 1.74%, and Fujikura 0.95%. All holdings are subject to change without notice.

1. As of June 30, 2006.

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

CVS Calvert Social
International Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.06)
One year	24.98%
Five year	7.42%
Ten year	6.48%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2006. An earlier subadvisor change occurred in March 2002.

Economic Sectors	% of Total Investments
Consumer Discretionary	11.4%
Consumer Staples	4.2%
Energy	8.5%
Financials	36.6%
Health Care	4.9%
Industrials	11.3%
Information Technology	8.5%
Materials	6.1%
Telecommunication Services	6.9%
Utilities	1.6%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,096.80	$10.23
Hypothetical (5% return per year before expenses)	$1,000.00	$1,015.04	$9.83

* Expenses are equal to the Fund's annualized expense ratio of 1.97%, multiplied by the average account value over the period, multiplied by 181/365.

International Equity Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 98.8%	Shares	Value
Australia - 4.6%
Aristocrat Leisure Ltd.	4,940	$47,227
BlueScopeSteel Ltd.	8,481	50,046
Commonwealth Bank of Australia	2,635	86,858
CSL Ltd.	1,014	40,455
Macquarie Bank Ltd.	2,756	141,149
National Australia Bank Ltd.	4,975	129,835
QBE Insurance Group Ltd.	8,019	122,018
Santos Ltd.	19,101	171,551
Telstra Corp. Ltd.	38,763	105,880
Toll Holdings Ltd.	2,004	20,899
		915,918

Austria - 0.4%
Raiffeisen International Bank Holding AG	263	22,820
Voestalpine AG	416	63,152
		85,972

Belgium - 1.0%
Colruyt SA*	299	46,652
Delhaize Group	359	24,864
Dexia	2,716	65,248
Umicore	465	62,034
		198,798

Canada - 2.9%
EnCana Corp.	4,400	231,957
IPSCO, Inc.	200	19,169
Royal Bank of Canada	3,700	150,389
Teck Cominco Ltd., Class B	2,781	167,060
		568,575

Denmark - 0.2%
DSV A/S	191	31,904

Finland - 3.9%
Kesko Oyj	1,500	57,465
Metso Oyj	5,200	188,514
Nokia Oyj	9,550	194,768
Rautaruukki Oyj	4,350	131,295
Sampo Oyj	6,200	118,206
Stora Enso Oyj	5,100	71,166
		761,414

France - 10.8%
Air France-KLM	2,450	57,543
AXA SA:
Common Stock	5,864	192,279
Rights*	5,864	4,946
BNP Paribas SA	4,661	445,811
Carrefour SA	1,060	62,091
Compagnie Generale des Etablissements Michelin	2,410	144,742
Groupe Danone	303	38,467
Lafarge SA	453	56,816
L'Oreal SA	1,887	178,075
Schneider Electric SA	1,009	105,082
Societe Generale Groupe	3,405	500,374
Vallourec SA	286	343,537
		2,129,763

Equity Securities - Cont'd	Shares	Value
Germany - 6.2%
Altana AG	2,024	$112,662
Beiersdorf AG	274	41,249
Commerzbank AG	3,093	112,406
Continental AG	250	25,531
Deutsche Bank AG	820	92,210
Muenchener Rueckversicherungs AG	2,099	286,487
Puma AG Rudolf Dassler Sport	117	45,440
Volkswagen AG:
Non-Voting Preferred	2,602	131,336
Ordinary	5,214	365,317
		1,212,638

Greece - 0.3%
National Bank of Greece SA:
Common Stock	1,430	56,428
Rights*	1,430	4,513
		60,941

Hong Kong - 0.8%
Bank of East Asia Ltd.	11,000	45,178
China Netcom Group Corp. (Hong Kong) Ltd.	33,000	57,783
Hong Kong Exchanges and Clearing Ltd.	8,000	51,449
		154,410

India - 0.0%
Bajaj Auto Ltd. (GDR)	40	2,340

Indonesia - 0.1%
PT Unilever Indonesia Tbk	52,000	23,157

Ireland - 0.2%
DCC plc	1,643	39,471

Israel - 0.0%
Taro Pharmaceuticals Industries Ltd.	700	7,427

Italy - 1.3%
Banca Monte dei Paschi di Siena SpA	10,696	64,239
Enel SPA	1,164	10,025
Sanpaolo IMI SpA	10,353	182,965
		257,229

Japan - 21.2%
Advantest Corp.	900	91,647
All Nippon Airways Co. Ltd.	4,000	15,370
Amada Co.	2,000	20,960
Canon, Inc.	15,000	734,902
Casio Computer Co. Ltd.	6,500	124,034
Central Japan Railway Co.	11	109,515
Chiba Bank	8,000	74,757
Denso Corp.	1,600	52,260
East Japan Railway Co.	9	66,809
Eisai Co. Ltd.	400	17,990
Fujikura Ltd.	17,000	187,511
Kawasaki Kisen Kaisha Ltd.	9,000	52,033
KDDI Corp.	31	190,324
Kobe Steel Ltd.	1,000	3,127
Mazda Motor Corp.	32,933	206,218
Mitsubishi Gas Chemical Co., Inc.	1,000	11,458
Mitsubishi Rayon Co. Ltd.	12,000	97,673
Mitsui Trust Holdings, Inc.	19,000	228,156

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Mizuho Financial Group, Inc.	68	$575,451
Nikon Corp.	9,000	157,041
Nippon Paper Group, Inc.	1	4,087
Nippon Telegraph & Telephone Corp.	11	53,893
Nippon Yusen KK	5,000	32,488
Nissin Food Products Co. Ltd.	300	10,585
NSK Ltd.	5,000	41,439
Osaka Gas Co. Ltd.	5,000	16,069
SBI Holdings, Inc.	399	175,970
Shinko Electric Industries Co.Ltd	1,500	43,492
Sumitomo Chemical Co. Ltd.	20,000	166,630
Sumitomo Electric Industries Ltd.	2,100	30,738
Teijin Ltd.	7,000	44,382
THK Co. Ltd.	700	20,846
Tokyo Electron Ltd.	4,600	321,383
Tokyo Gas Co. Ltd.	23,000	108,266
Toyota Motor Corp.	100	5,231
Trend Micro, Inc.	500	16,855
Yamaha Motor Co.	2,500	65,281
		4,174,871

Luxembourg - 0.1%
Tenaris SA (ADR)	400	16,196

Netherlands - 5.3%
Aegon NV	14,262	243,665
Euronext NV	290	27,163
ING Groep NV (CVA)	18,311	719,047
Vedior NV (CVA)	2,413	50,630
		1,040,505

Norway - 1.0%
Orkla ASA	1,750	81,092
Statoil ASA	4,100	116,231
		197,323

Philippines - 0.0%
Globe Telecom, Inc.	466	8,172

Portugal - 0.3%
Portugal Telecom SGPS SA	5,468	65,960

Singapore - 0.1%
Singapore Telecommunications Ltd.	18,000	28,873

South Africa - 1.1%
Absa Group Ltd.	1,759	24,630
Alexander Forbes Ltd.	9,000	18,344
BIDVest Group Ltd.	1,699	23,423
Investec Ltd.	600	26,788
Newco, Inc.*	2,900	5,749
Pick'n Pay Stores Ltd.	3,200	13,000
Spar Group Ltd.	2,000	9,647
Telkom South Africa Ltd.	2,926	53,916
Tiger Brands Ltd.	2,020	40,468
		215,965

Spain - 7.4%
Acciona SA	28	4,345
Actividades de Construccion y Servicios SA	4,071	169,641
Banco Bilbao Vizcaya Argentaria SA	6,538	134,342
Gas Natural SDG SA	1,311	39,989

Equity Securities - Cont'd	Shares	Value
Spain - Cont'd
Metrovacesa SA	330	$29,771
Repsol YPF SA	19,159	548,160
Telefonica SA	32,406	539,159
		1,465,407

Sweden - 1.1%
Nordea Bank AB	500	5,960
SKF AB	4,853	76,345
SSAB Svenskt Stal AB	4,038	80,315
Svenska Handelsbanken AB	2,100	53,993
		216,613

Switzerland - 3.3%
Credit Suisse Group	5,537	309,206
Logitech International SA*	1,042	40,154
Roche Holding AG	881	145,365
Serono SA	10	6,894
Zurich Financial Services Group AG*	652	142,659
		644,278

Thailand - 0.1%
Bangkok Bank PCL (NVDR)	5,000	13,365

United Kingdom - 20.4%
Aegis Group plc	25,931	62,442
Aviva plc	12,670	179,308
Barclays plc	14,047	159,582
Barratt Developments plc	8,367	146,641
BG Group plc	31,927	426,456
British Airways plc*	12,025	76,197
BT Group plc	6,681	29,551
Bunzl plc	5,121	58,461
Burberry Group plc	1,333	10,597
Cadbury Schweppes plc	15,854	152,852
Corus Group	6,370	53,760
DSG International plc	34,092	120,383
George Wimpey plc	9,641	81,054
GlaxoSmithKline plc	22,033	615,483
GUS plc	2,099	37,486
Hays plc	16,302	40,687
HBOS plc	13,712	238,290
HSBC Holdings plc	16,214	285,218
Imperial Chemical Industries plc	3,832	25,716
International Power plc	3,966	20,860
Johnson Matthey plc	357	8,758
Legal and General Group	9,413	22,318
Lloyds TSB Group plc	7,692	75,582
Marks and Spencer Group plc	9,154	99,341
Next plc	4,241	127,958
Northern Foods plc	22,560	33,158
Persimmon plc	1,872	42,707
Royal & Sun Alliance Insurance Group plc	53,998	134,270
Royal Bank of Scotland Group plc	5,621	184,767
Sage Group plc	13,683	58,372
Scottish & Southern Energy plc	5,064	107,757
Taylor Woodrow plc	11,775	72,709
Unilever plc	4,107	92,329
Vodafone Group plc	40,664	86,642
Wolseley plc	2,747	60,587
		4,028,279

Equity Securities - Cont'd	Shares	Value
United States - 4.7%
AT&T, Inc.	2,600	$72,514
BellSouth Corp.	1,200	43,440
Biogen Idec, Inc.*	200	9,266
Chubb Corp.	800	39,920
Cummins, Inc.	1,000	122,250
Eagle Materials, Inc.	900	42,750
EOG Resources, Inc.	600	41,604
Franklin Resources, Inc.	400	34,724
Hartford Financial Services Group, Inc.	400	33,840
Helix Energy Solutions Group, Inc.*	600	24,216
IntercontinentalExchange, Inc.*	200	11,588
Komag, Inc.*	300	13,854
Lexmark International, Inc.*	600	33,498
Lowe's Co.'s, Inc.	900	54,603
Motorola, Inc.	1,600	32,240
OGE Energy Corp.	400	14,012
Parker Hannifin Corp.	300	23,280
Progressive Corp.	100	2,571
Radian Group, Inc.	300	18,534
Reliance Steel & Aluminum Co.	400	33,180
Swift Transportation Co., Inc.*	300	9,528
Terex Corp.*	200	19,740
Texas Instruments, Inc.	2,200	66,638
WESCO International, Inc.*	200	13,800
Western Digital Corp.*	500	9,905
WR Berkley Corp.	700	23,891
XTO Energy, Inc.	1,800	79,686
		925,072

Total Equity Securities (Cost $17,622,877)		19,490,836

TOTAL INVESTMENTS (Cost $17,622,877) - 98.8%		19,490,836
Other assets and liabilities, net - 1.2%		236,483
Net Assets - 100%		$19,727,319

Net Assets Consist Of:
Paid-in capital applicable to 995,338 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$16,126,218
Undistributed net investment income		168,882
Accumulated net realized gain (loss) on investments and foreign currency transactions		1,562,281
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies		1,869,938

Net Assets		$19,727,319

Net Asset Value Per Share		$19.82

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
CVA: Certificaten Van Aandelen
GDR: Global Depository Receipts
NVDR: Non-Voting Depository Receipts
PCL: Public Company Limited

See notes to financial statements.

International Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$1,974
Dividend income (net of foreign taxes withheld of $35,645)	360,889
Total investment income	362,863

Expenses:
Investment advisory fee	74,753
Transfer agency fees and expenses	9,367
Directors' fees and expenses	1,236
Administrative fees	34,885
Accounting fees	1,205
Custodian fees	70,411
Reports to shareholders	2,526
Professional fees	9,904
Miscellaneous	1,220
Total expenses	205,507
Fees paid indirectly	(8,914)
Net expenses	196,593

Net Investment Income	166,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of foreign taxes of $813)	2,898,936
Foreign currency transactions	(11,595)
Futures	35,202
2,922,543

Change in unrealized appreciation (depreciation):
Investments and foreign currencies (net of deferred foreign taxes of $185)	(1,315,985)
Assets and liabilities denominated in foreign currencies	(171)
Futures	(7,243)
(1,323,399)

Net Realized and Unrealized Gain (Loss)	1,599,144

Increase (Decrease) in Net Assets
Resulting From Operations	$1,765,414

See notes to financial statements.

International Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$166,270	$152,390
Net realized gain (loss)	2,922,543	1,640,168
Change in unrealized appreciation or (depreciation)	(1,323,399)	(52,864)

Increase (Decrease) in Net Assets
Resulting From Operations	1,765,414	1,739,694

Distributions to shareholders from:
Net investment income	--	(62,280)

Capital share transactions:
Shares sold	1,671,588	3,418,998
Reinvestment of distributions	--	62,280
Shares redeemed	(2,730,950)	(4,849,747)
Total capital share transactions	(1,059,362)	(1,368,469)

Total Increase (Decrease) in Net Assets	706,052	308,945

Net Assets
Beginning of period	19,021,267	18,712,322
End of period (including undistributed net investment income of $168,882 and $2,612, respectively)	$19,727,319	$19,021,267

Capital Share Activity
Shares sold	85,380	207,334
Reinvestment of distributions	--	3,422
Shares redeemed	(142,289)	(293,422)
Total capital share activity	(56,909)	(82,666)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly on the following rates of the Portfolio's average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $11,827 was payable at period end. In addition, $10,930 was payable at period end for operating expenses paid by the Advisor during June 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .35% based on the Portfolio's average daily net assets. Under the terms of the agreement, $5,520 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,735 for the six months ended June 30, 2006. Under the terms of the agreement, $258 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $17,032,682 and $17,459,118, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $17,654,154. Net unrealized appreciation aggregated $1,836,682, of which $2,141,533 related to appreciated securities and $304,851 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $1,322,486 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,069	5.57%	$403,749	June 2006

International Equity Portfolio
Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$18.08	$16.49	$14.09
Income from investment operations
Net investment income	.17	.15	.06
Net realized and unrealized gain (loss)	1.57	1.50	2.47
Total from investment operations	1.74	1.65	2.53
Distributions from
Net investment income	--	(.06)	(.13)
Total distributions	--	(.06)	(.13)
Total increase (decrease) in net asset value	1.74	1.59	2.40
Net asset value, ending	$19.82	$18.08	$16.49

Total return*	9.62%	10.00%	17.95%
Ratios to average net assets: A
Net investment income	1.67% (a)	.83%	.43%
Total expenses	2.06% (a)	2.21%	2.18%
Expenses before offsets	2.06% (a)	2.15%	2.08%
Net expenses	1.97% (a)	2.03%	2.02%
Portfolio turnover	87%	62%	68%
Net assets, ending (in thousands)	$19,727	$19,021	$18,712

		Years Ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Net asset value, beginning	$10.93	$12.85	$19.37
Income from investment operations
Net investment income	.02	.05	.02
Net realized and unrealized gain (loss)	3.43	(1.97)	(4.81)
Total from investment operations	3.45	(1.92)	(4.79)
Distributions from
Net investment income	(.29)	--	(.02)
Net realized gains	--	--	(1.71)
Total distributions	(.29)	--	(1.73)
Total increase (decrease) in net asset value	3.16	(1.92)	(6.52)
Net asset value, ending	$14.09	$10.93	$12.85

Total return*	31.56%	(14.94%)	(24.69%)
Ratios to average net assets: A
Net investment income	.33%	.40%	.08%
Total expenses	2.42%	2.24%	1.61%
Expenses before offsets	2.28%	2.10%	1.61%
Net expenses	2.24%	2.01%	1.54%
Portfolio turnover	86%	143%	86%
Net assets, ending (in thousands)	$14,171	$9,681	$11,283

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on March 9, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement with Acadian Asset Management, Inc. ("Subadvisor" or "Acadian") with respect to the Fund.

Board Considerations. In evaluating the Investment Subadvisory Agreement, the Directors reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, CAMCO and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the Investment Subadvisory Agreement.

The Board of Directors approved the Investment Subadvisory Agreement based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. In addition, the Directors considered certain information received in connection with, and their deliberations with respect to their December 2005 renewal of the investment subadvisory agreement with the prior subadvisor and the investment advisory agreement with the Advisor (the "Investment Advisory Agreement"). Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the proposed Investment Subadvisory Agreement.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board noted the Subadvisor's strong long-term performance record with respect to its investment strategy that it would utilize with respect to the Fund. Among other performance information presented to the Directors, the Board noted that Acadian's non-US All Cap strategy composite returns for the one-, three- and five-year periods ended December 31, 2005 ranked in the top quartile of Lipper's International Multi-Cap Core category and that the composite's net return outperformed the Morgan Stanley Capital International Europe Australasia and Far East Index for the same periods.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Directors relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the fees thereunder at arm's length. The Directors also took into account that the subadvisory fee under the Investment Subadvisory Agreement would be lower than the subadvisory fee under the investment subadvisory agreement with the prior subadvisor at asset levels above $250 million. The Directors also noted that the fees under the Investment Subadvisory Agreement are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement and that the advisory fees paid by the Fund would be subject to a voluntary waiver by the Advisor corresponding to the decrease in the subadvisory fee under the Investment Subadvisory Agreement at asset levels above $250 million. Based upon their review, the Board of Directors determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time, although the Directors noted that the subadvisory fee under the new Investment Subadvisory Agreement includes breakpoints that would reduce the subadvisory fee above certain specified asset levels and that the subadvisory fee at asset levels over $250 million would be lower than under the current Investment Subadvisory Agreement.

In approving the Investment Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

The Board of Directors reached the following conclusions regarding the Investment Subadvisory Agreement, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Subadvisory Agreement would be in the interests of the Fund and its shareholders.


June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio

Calvert

Investments that make a difference

a UNIFI company

Calvert Variable Series, Inc.
Calvert Social Mid Cap Growth Portfolio
Managed by New Amsterdam Partners, LLC

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2006, CVS Social Mid Cap Portfolio shares returned 3.78%. The Portfolio's benchmark, the Russell Midcap® Growth Index, returned 2.56% for the period. Portfolio outperformance of the benchmark was largely the result of individual stock selection, particularly in the Information Technology and Energy sectors.

Investment Climate

The U.S. stock market was tumultuous over the first half of 2006, with the S&P 500 Index peaking on May 5 at 1326 after a strong opening to the period, then dropping almost 8% until it reached a low of 1224 on June 13, and finally closing out the period with enough of a rally to finish the first six months with a positive return. Mid- and small-cap stocks, which had been up more than large caps in the rally, were hit harder on the downside, though they, too, ended the first half of the year in positive territory.1 The Russell Midcap Growth Index was up over 10% year-to-date at the S&P 500's peak, but it gave back most of those gains over the balance of the period to finish up 2.56% for the full period.

Market volatility was largely the result of inflation fears. Month-over-month increases in the consumer price index (CPI) and producer price index (PPI) in May were higher than had been expected due to rising energy prices. The consensus view at that time was that higher inflation would lead to steeper interest-rate hikes, which would in turn slow or stop economic growth. However, inflation, as measured by core CPI, which excludes the volatile food and energy sectors and is generally thought to better represent sustained trends in prices, was much tamer, easing fears of broad-based inflation, and June reports for PPI showed slower-than-expected growth in prices during May. During the market's decline, stocks that had previously been the year's greatest winners dropped the most, as did cyclical stocks (companies sensitive to business cycles and strongly tied to the overall economy). As the market has recovered, those stocks have recovered to a great extent, as well. As expected, the Federal Reserve raised interest rates twice during the second quarter, with a press release indicating that they will keep a watchful eye on the economy and inflation and that any further rate changes would depend on those measures.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by using a valuation model to identify companies with better-than-average-forecast growth and profitability selling at reasonable valuation multiples. We then subject the high-expected-return companies to rigorous fundamental scrutiny, both financially and in terms of corporate responsibility.

Sector and stock contributions

Sector selection effects were muted relative to stock selection effects during the reporting period. Our overweights to Energy and Materials helped performance. However, underweights to Industrials and Telecomm Services, as well as an overweight to Information Technology, detracted from returns. Our selection of stocks added value in the electronic equipment and instruments industry of the Information Technology sector, the Energy sector, and the distribution services industry in Industrials. Distribution-services holding Wesco International (at 61.5%) was a strong performer over the past six months, as were energy-related Maverick Tube (at 58.5%) and Superior Energy Services (at 61.1%). In the Information Technology area, Itron (at 48.0%) and Cognizant Technology Solutions (at 33.8%) have been strong in the first half of the year thanks to consistently positive earnings surprises. Materials sector holding Reliance Steel & Aluminum (at 36.1%) and natural-gas utility ONEOK (at 30.3%) have also contributed to the outperformance so far this year.

Our selection of individual stocks was weak in the Consumer Discretionary sector (particularly with respect to specialty retailers) and the Health Care sector. Two of our retail holdings had a difficult first half of 2006: Chico's FAS (at -38.6%) and Williams-Sonoma (at -20.9%). Our two homebuilders, also in the Consumer Discretionary sector, have struggled in the first six months of the year, as both are calling for weaker than expected sales: KB Home (at -36.4%) and Pulte Homes (at -26.7%). Barr Pharmaceuticals (at -23.4%) and Eagle Materials (at -22.5%) have also detracted from performance over this period.

Portfolio holdings changes

During the reporting period, 12 of 41 total Portfolio holdings were sold and nine were purchased. In Health Care, we sold Lincare Holdings because of its increasingly troublesome regulatory environment and Amerigroup when it reached its revised price target. We added Waters Corp, a medical device manufacturer, and Davita Inc., an operator of dialysis centers. In Consumer Staples, we sold two companies: Alberto-Culver, on concerns over the planned sale of one of its subsidiaries, and Estee Lauder, on our lack of confidence in management to implement a turnaround. To maintain Portfolio exposure to consumer goods, we purchased Yankee Candle, which is in the Consumer Discretionary sector.

Carbo Ceramics, in Energy, was sold when it reached its price target, and Nautilus Group, in Consumer Discretionary, was sold when on review in April it failed the Fund's screening criteria in the area of human rights. Three of our holdings were sold on the news that they would be acquired: Scientific Atlanta, Sybron Dental Specialties, and Maverick Tube. Semiconductor maker Diodes and simulation software provider Ansys were purchased to replace Scientific Atlanta.

We sold Bed Bath & Beyond to reduce our exposure to the retail area, and replaced Legg Mason with Affiliated Managers Group, which we perceived to offer a higher expected return in Financials. Direct-mail advertiser Advo was purchased in the first quarter but sold in the second quarter when it reported weak quarterly results. Within Materials, we purchased Eagle Materials, a supplier to the construction industry. Rounding out our transactions, we added Pacer International to gain exposure to the transportation area.

Outlook

We believe that the equity market is currently undervalued, with stocks in the S&P 500 Index selling below 15 times forward earnings on average, in a low-interest-rate environment. We therefore expect the market to continue its rebound. However, risks remain, including a relatively low unemployment rate creating labor shortages, global turmoil, continued imbalances in world energy supply and demand, and a continued decline in the market (S&P 500 Index) price/earnings ratio.

In our view, mid-cap stocks remain attractive, offering higher earnings-growth potential than do larger-cap stocks. Mid-cap growth stocks--which have produced a 19.6% three-year annualized growth rate in earnings per share for the period ended June 30, as measured by the Russell Midcap Growth Index2 --look particularly attractive to us. The price-earnings multiple of the Russell Midcap Growth Index (based on 12-month trailing earnings) is currently barely above that of the broader Russell Midcap® Index, yet it has produced higher earnings historically and continues to have higher forecast earnings growth. Stocks in the index appear to us to be inexpensive based on current price/earnings ratio and historical earnings growth, while in our view their potential for underlying earnings increases remains strong.

Given this outlook, we believe the Portfolio is well positioned and can provide competitive long-term results.

Sincerely,

Michelle R. Clayman, CFA Managing Partner Chief Investment Officer New Amsterdam Partners, LLC	Nathaniel Paull, CFA Partner Senior Portfolio Manager New Amsterdam Partners, LLC

July 2006

As of June 30, 2006, the following companies represented the following percentages of Portfolio net assets: Wesco International 3.70%, Maverick Tube 0.00%, Superior Energy Services 4.36%, Itron 3.18%, Cognizant Technology Solutions 4.00%, Reliance Steel & Aluminum 3.18%, ONEOK 1.75%, Chico's FAS 2.20%, Williams-Sonoma 1.73%, KB Home 1.58%, Pulte Homes 2.69%, Barr Pharmaceuticals 2.43%, Eagle Materials 2.04%, Lincare Holdings 0.00%, Amerigroup 0.00%, Waters Corp 2.13%, Davita Inc. 2.03%, Alberto-Culver 0.00%, Estee Lauder 0.00%, Yankee Candle 1.01%, Carbo Ceramics 0.00%, Nautilus Group 0.00%, Scientific Atlanta 0.00%, Sybron Dental Specialties 0.00%, Diodes 2.62%, Ansys 1.57%, Bed Bath & Beyond 0.00%, Legg Mason 0.00%, Affiliated Managers Group 2.12%, Advo 0.00%, and Pacer International 2.73%. All holdings are subject to change without notice.

1. As of June 30, 2006, year-to-date returns for the Russell 2000 Index of small-cap stocks and the Russell Mid Cap Index were 8.21% and 4.84%, respectively. Source: Frank Russell Company.

2. Source: Frank Russell Company.

CVS Calvert Social
Mid Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.06)
One year	3.47%
Five year	(0.15%)
Ten year	5.99%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective September 2005.

Economic Sectors	% of Total Investments
Consumer Discretionary	17.6%
Consumer Staples	3.8%
Energy	9.9%
Financials	9.2%
Health Care	13.2%
Industrials	11.7%
Information Technology	23.5%
Materials	7.6%
U.S. Government Agency Obligations	1.8%
Utilities	1.7%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 -- 6/30/06
Actual	$1,000.00	$1,037.80	$5.84
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.06	$5.79

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365.

Mid Cap Growth Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 98.2%	Shares	Value
Air Freight & Logistics - 2.7%
Pacer International, Inc.	45,500	$1,482,390

Capital Markets - 3.6%
Affiliated Managers Group, Inc.*	13,200	1,146,948
Federated Investors, Inc., Class B	26,200	825,300
		1,972,248

Chemicals - 2.4%
Praxair, Inc.	24,100	1,301,400

Commercial Services & Supplies - 2.3%
Resources Connection, Inc.*	49,400	1,235,988

Construction Materials - 2.0%
Eagle Materials, Inc.	23,300	1,106,750

Consumer Finance - 1.6%
SLM Corp.	16,500	873,180

Diversified Consumer Services - 5.5%
Strayer Education, Inc.	18,000	1,748,160
Weight Watchers International, Inc.	30,400	1,243,056
		2,991,216

Electronic Equipment & Instruments - 9.2%
Amphenol Corp.	33,200	1,857,872
Itron, Inc.*	29,100	1,724,466
Mettler - Toledo International, Inc.*	23,300	1,411,281
		4,993,619

Energy Equipment & Services - 4.4%
Superior Energy Services, Inc.*	69,800	2,366,220

Gas Utilities - 1.8%
Oneok, Inc.	27,800	946,312

Health Care Providers & Services - 6.0%
Coventry Health Care, Inc.*	21,250	1,167,475
DaVita, Inc.*	22,100	1,098,370
Omnicare, Inc.	20,700	981,594
		3,247,439

Household Durables - 5.3%
KB Home	18,700	857,395
Pulte Homes, Inc.	50,600	1,456,774
Yankee Candle Co., Inc.	21,900	547,719
		2,861,888

Household Products - 2.8%
Church & Dwight Co., Inc.	41,300	1,504,146

Insurance - 1.8%
Protective Life Corp.	20,900	974,358

Equity Securities - Cont'd	Shares	Value
IT Services - 8.5%
Cognizant Technology Solutions Corp.*	32,200	$2,169,314
CSG Systems International, Inc.*	56,900	1,407,706
Hewitt Associates, Inc.*	45,400	1,020,592
		4,597,612

Life Sciences - Tools & Services - 4.7%
Dionex Corp.*	25,800	1,410,228
Waters Corp.*	26,000	1,154,400
		2,564,628

Machinery - 3.0%
Graco, Inc.	35,000	1,609,300

Metals & Mining - 3.2%
Reliance Steel & Aluminum Co.	20,800	1,725,360

Office Electronics - 1.6%
Xerox Corp.*	62,400	867,984

Oil, Gas & Consumable Fuels - 5.5%
Cimarex Energy Co.*	34,600	1,487,800
XTO Energy, Inc.	34,200	1,514,034
		3,001,834

Personal Products - 1.0%
USANA Health Sciences, Inc.*	14,700	557,130

Pharmaceuticals - 2.4%
Barr Pharmaceuticals, Inc.*	27,600	1,316,244

Semiconductors & Semiconductor Equipment - 2.6%
Diodes, Inc.*	34,300	1,421,392

Software - 1.6%
ANSYS Inc.*	17,850	853,587

Specialty Retail - 6.8%
Chico's FAS, Inc.*	44,300	1,195,214
Ross Stores, Inc.	54,500	1,528,725
Williams-Sonoma, Inc.*	27,500	936,375
		3,660,314

Thrifts & Mortgage Finance - 2.2%
FirstFed Financial Corp.*	20,400	1,176,468

Trading Companies & Distributors - 3.7%
WESCO International, Inc.*	29,100	2,007,900

Total Equity Securities (Cost $51,493,935)		53,216,907

	Principal
U.S. Government Agencies and Instrumentalities - 1.8%	Amount	Value
Federal Home Loan Bank Discount Notes, 7/3/06	$1,000,000	999,728

Total U.S. Government Agencies and Instrumentalities (Cost $999,728)		999,728

TOTAL INVESTMENTS (Cost $52,493,663) - 100.0%		54,216,635
Other assets and liabilities, net - 0.0%		2,652
Net Assets - 100%		$54,219,287

Net Assets Consist of:
Paid-in capital applicable to 1,973,547 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$52,554,223
Undistributed net investment income (loss)		(139,696)
Accumulated net realized gain (loss) on investments		81,788
Net unrealized appreciation (depreciation) on investments		1,722,972

Net Assets		$54,219,287

Net Asset Value Per Share		$27.47

See notes to financial statements.

Mid Cap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$184,432
Interest income	8,466
Total investment income	192,898

Expenses:
Investment advisory fee	187,077
Transfer agency fees and expenses	41,116
Accounting fees	4,388
Directors' fees and expenses	3,833
Administrative fees	71,953
Custodian fees	14,862
Reports to shareholders	4,490
Professional fees	9,280
Miscellaneous	2,103
Total expenses	339,102
Fees paid indirectly	(6,508)
Net expenses	332,594

Net Investment Income (Loss)	(139,696)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,651,762
Change in unrealized appreciation (depreciation)	662,858

Net Realized and Unrealized Gain
(Loss) on Investments	2,314,620

Increase (Decrease) in Net Assets
Resulting From Operations	$2,174,924

See notes to financial statements.

Mid Cap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($139,696)	($475,812)
Net realized gain (loss)	1,651,762	10,642,700
Change in unrealized appreciation or (depreciation)	662,858	(10,090,010)

Increase (Decrease) in Net Assets
Resulting From Operations	2,174,924	76,878

Capital share transactions:
Shares sold	3,442,517	5,613,470
Shares redeemed	(9,115,887)	(17,464,613)
Total capital share transactions	(5,673,370)	(11,851,143)

Total Increase (Decrease) in Net Assets	(3,498,446)	(11,774,265)

Net Assets
Beginning of period	57,717,733	69,491,998
End of period (including net investment loss of $139,696 and $0, respectively)	$54,219,287	$57,717,733

Capital Share Activity
Shares sold	121,736	214,717
Shares redeemed	(328,697)	(670,492)
Total capital share activity	(206,961)	(455,775)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statem ents and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $28,369 was payable at period end. In addition, $4,102 was payable at period end for operating expenses paid by the Advisor during June 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $10,911 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,536 for the six months ended June 30, 2006. Under the terms of the agreement, $621 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,054,692 and $18,850,752, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $52,515,544. Net unrealized appreciation aggregated $1,701,091, of which $5,908,301 related to appreciated securities and $4,207,210 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,508,360 at December 31, 2005 may be used to offset future capital gains until expiration in December 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$48,984	5.37%	$708,932	May 2006

Mid Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$26.47	$26.36	$24.11
Income from investment operations
Net investment income (loss)	(.07)	(.22)	(.20)
Net realized and unrealized gain (loss)	1.07	.33	2.45
Total from investment operations	1.00	.11	2.25
Total increase (decrease) in net asset value	1.00	.11	2.25
Net asset value, ending	$27.47	$26.47	$26.36

Total return*	3.78%	.42%	9.33%
Ratios to average net assets: A
Net investment income (loss)	(.49%) (a)	(.73%)	(.83%)
Total expenses	1.18% (a)	1.20%	1.17%
Expenses before offsets	1.18% (a)	1.19%	1.16%
Net expenses	1.16% (a)	1.17%	1.15%
Portfolio turnover	21%	142%	89%
Net assets, ending (in thousands)	$54,219	$57,718	$69,492

		Years Ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Net asset value, beginning	$18.31	$25.51	$31.04
Income from investment operations
Net investment income (loss)	(.17)	(.19)	(.18)
Net realized and unrealized gain (loss)	5.97	(7.01)	(3.58)
Total from investment operations	5.80	(7.20)	(3.76)
Distributions from
Net realized gains	--	--	(1.77)
Total distributions	--	--	(1.77)
Total increase (decrease) in net asset value	5.80	(7.20)	(5.53)
Net asset value, ending	$24.11	$18.31	$25.51

Total return*	31.68%	(28.22%)	(12.20%)
Ratios to average net assets: A
Net investment income (loss)	(.87%)	(.90%)	(.77%)
Total expenses	1.20%	1.19%	1.13%
Expenses before offsets	1.19%	1.18%	1.13%
Net expenses	1.17%	1.16%	1.10%
Portfolio turnover	148%	134%	60%
Net assets, ending (in thousands)	$62,596	$44,176	$65,090

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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

Calvert

Investments that make a difference

June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Calvert

Investments that make a difference

a UNIFI company

Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio
Managed by Renaissance Investment Management

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2006, CVS Social Small Cap Growth Portfolio shares returned 5.31%, while the Russell 2000® Index of U.S. small-cap companies returned 8.21%. The Fund's underperformance relative to the benchmark was primarily the result of underperforming investments in the Consumer Staples and Health Care sectors.

Investment Climate

Smaller-capitalization stocks, as measured by the Russell 2000 Index, returned 8.21% for the period, significantly outperforming larger-sized companies, as measured by the Russell 1000® Index, at 2.76%. This difference in returns was largely the result of stronger performance by smaller-cap stocks during the early months of the period. Stocks posted modest gains for the first four months of the reporting period, trading in a narrow range as small caps posted particularly strong returns. However, beginning in early May and extending into June, stock prices tumbled, with economically sensitive stocks tending to experience the most negative effects. During this sell off, small caps led the way down. The Information Technology and Materials sectors posted the steepest declines in this retreat, with no sector in the Russell 2000 Index gaining ground. Once again, value stocks, as measured by the Russell 3000® Value Index (at 0.30%), outperformed growth issues, as measured by the Russell 3000® Growth Index (at -4.20% for second-quarter 2006).1 Small-cap growth stocks, in particular, were hit hard during the second quarter, with the Russell 2000® Growth Index posting a loss of -7.3%.

Much of the May/June market decline can be attributed to investor concerns that rising inflation might lead to further significant interest-rate increases by the Federal Reserve (Fed). Inflation measures have risen in recent months, and Fed officials have made a series of hawkish comments about the need to constrain inflation. At the same time, some measures of economic growth have indicated slowing momentum in recent months, raising fears that further Fed funds rate increases might tip the economy into recession. As investor concerns grew, we saw steep declines in riskier asset classes during the last two months of the quarter, particularly in domestic smaller-cap stocks and in emerging-market stocks overseas.

In their meeting on June 28, the Fed elected to increase rates an additional 0.25%, raising the Fed funds rate to 5.25%. However, the Fed left the impression that an additional hike at their August meeting was not a foregone conclusion. The stock market reacted positively to this news over the final two days of June, and stocks closed out the period on an "up" note.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

During a challenging market environment the Portfolio posted positive returns of 5.31% for the six-month period, lagging the benchmark's solid gain of 8.21%. While underperforming in the first quarter, the Portfolio gained back some relative ground in the second half of the period, outperforming the benchmark Russell 2000® Index (-3.30% versus -5.00%, respectively). Our outperformance during the second quarter came primarily from individual stock selection.

Ironically, three of our best-performing positions were in one of the market's worst-performing sectors--Information Technology. InterDigital Communications, a new acquisition during the period, was up more than 30% for the time we held it, on the strength of several positive developments from the company, which owns intellectual property (IP) broadly used by all of the large wireless telecommunications companies, including Nokia and Motorola. Many of these customers have historically refused to recognize the validity of InterDigital's IP, but InterDigital has been successful in defending its position through litigation. LG--the South Korea-based maker of cell phones, consumer goods, and appliances--has signed a long-term licensing agreement, InterDigital was awarded $275 million as a result of its lawsuit against Nokia for past IP infringement, and it appears that litigation against Samsung will soon be settled, as well.

Other strong Portfolio performers in the Information Technology sector were J2 Global and Fargo Electronics. J2 Global is a provider of Internet-based communications, including faxes and e-mails. The stock was up 46% for the reporting period on the strength of solid earnings. Fargo Electronics was bought out during the period in an all-cash deal at a price that was more than 50% higher than the stock's closing price the day before the sale was announced. Rounding out the top five Portfolio performances were Old Dominion Freight Line (at 39%; Industrials sector) and NutriSystems (at 72%; Consumer Discretionary sector).

Outlook

As of the end of June, the S&P 500 Index has posted its second-longest period of gains ever without a 10% correction (roughly two and one-half years). Ultimately we expect a correction, probably sooner rather than later. However, we believe that market fundamentals remain strong on a long-term basis, so such a correction would occur with only a slight decline from current levels. The Fed's vigilance about inflation may result in short-term concern for stock investors, but in the long term such vigilance is good for stock prices. We remember the uncontrolled inflation of the 1970s and early 1980s and its impact on stock valuations, and we appreciate the Fed's efforts at restraining inflation today.

We have seen a significant increase in volatility during the past quarter and suspect that this may continue through the summer months. Longer-term, we remain optimistic and believe the Portfolio is very well positioned, as the fundamentals of the companies that we have invested in remain excellent. The average price/earnings ratio of our stocks is below that of the Russell 2000 Index, despite our Portfolio's having what we believe to be significantly more attractive growth and momentum characteristics than does the Index.

Michael E. Schroer Renaissance Investment Management	Paul A. Radomski Renaissance Investment Management

July 2006

CVS Calvert Social
Small Cap Growth Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 6.30.06)
One year	5.45%
Five year	2.82%
Ten year	3.51%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997 and June 2005.

Economic Sectors	% of Total Investments
Consumer Discretionary	11.5%
Consumer Staples	1.3%
Energy	9.2%
Financials	12.0%
Health Care	13.7%
Industrials	20.1%
Information Technology	25.3%
Materials	3.3%
Mutual Funds	3.6%
Total	100%

As of June 30, 2006, the following companies represented the following percentages of Portfolio net assets: InterDigital Communications 2.46% , J2 Global 2.73%, Fargo Electronics 0.00%, Old Dominion Freight Line 3.00%, and NutriSystem 1.11%. All holdings are subject to change without notice.

1. Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth (earnings or asset value). Growth investing focuses on future potential and seeks companies poised for earnings growth.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,053.10	$6.97
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.00	$6.85

* Expenses are equal to the Fund's annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 181/365.

Small Cap Growth Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 92.9%	Shares	Value
Building Products - 1.0%
Lennox International, Inc.	5,020	$132,930

Capital Markets - 2.8%
Investment Technology Group, Inc.*	3,225	164,023
optionsXpress Holdings, Inc.	8,000	186,480
		350,503

Commercial Banks - 2.4%
Hancock Holding Co.	5,400	302,400

Commercial Services & Supplies - 3.8%
American Reprographics Co.*	7,570	274,412
Watson Wyatt & Co. Holdings	6,075	213,475
		487,887

Communications Equipment - 7.2%
Arris Group, Inc.*	27,530	361,194
InterDigital Communications Corp.*	9,000	314,190
Packeteer, Inc.*	21,529	244,139
		919,523

Computers & Peripherals - 4.5%
Komag, Inc.*	7,400	341,732
Xyratex Ltd.*	8,700	230,115
		571,847

Construction Materials - 0.9%
Eagle Materials, Inc.	2,425	115,187

Diversified Consumer Services - 1.8%
Jackson Hewitt Tax Service, Inc.	7,500	235,125

Diversified Financial Services - 2.1%
Portfolio Recovery Associates, Inc.*	5,800	265,060

Electrical Equipment - 4.2%
Encore Wire Corp.*	7,775	279,433
Genlyte Group, Inc.*	3,600	260,748
		540,181

Electronic Equipment & Instruments - 4.7%
Brightpoint, Inc.*	16,225	219,524
LoJack Corp.*	10,875	205,102
Multi-Fineline Electronix, Inc.*	5,300	175,907
		600,533

Energy Equipment & Services - 6.7%
NS Group, Inc.*	5,250	289,170
Superior Energy Services, Inc.*	5,025	170,347
Trico Marine Services, Inc.*	7,325	249,050
Unit Corp.*	2,515	143,078
		851,645

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 1.9%
Sirona Dental Systems, Inc.	6,075	$240,691

Health Care Providers & Services - 11.3%
Amedisys, Inc.*	7,225	273,828
Centene Corp.*	10,820	254,595
LCA-Vision, Inc.	6,070	321,164
Radiation Therapy Services, Inc.*	10,325	277,846
WellCare Health Plans, Inc.*	6,475	317,599
		1,445,032

Household Durables - 3.5%
Ethan Allen Interiors, Inc.	6,727	245,872
Meritage Homes Corp.*	4,180	197,505
		443,377

Insurance - 3.2%
HCC Insurance Holdings, Inc.	4,730	139,251
Ohio Casualty Corp.	9,050	269,057
		408,308

Internet & Catalog Retail - 1.1%
NutriSystem, Inc.*	2,275	141,346

Internet Software & Services - 4.6%
Digital River, Inc.*	5,750	232,243
j2 Global Communications, Inc.*	11,150	348,103
		580,346

Leisure Equipment & Products - 1.0%
Pool Corp.	2,780	121,291

Machinery - 2.3%
JLG Industries, Inc.	6,650	149,625
Toro Co.	3,155	147,339
		296,964

Metals & Mining - 2.3%
AMCOL International, Corp.	11,100	292,485

Oil, Gas & Consumable Fuels - 2.2%
Helix Energy Solutions Group, Inc.*	3,880	156,597
St Mary Land & Exploration Co.	3,165	127,391
		283,988

Personal Products - 1.2%
Parlux Fragrances, Inc.*	16,400	158,916

Real Estate Management & Development - 1.2%
Jones Lang LaSalle, Inc.	1,755	153,650

Road & Rail - 3.0%
Old Dominion Freight Lines, Inc.*	10,200	383,418

Semiconductors & Semiconductor Equipment - 3.4%
Omnivision Technologies, Inc.*	9,350	197,472
Zoran Corp.*	9,875	240,358
		437,830

Specialty Retail - 3.7%
Childrens Place Retail Stores, Inc.*	3,985	239,299
Select Comfort Corp.*	9,878	226,886
		466,185

Equity Securities - Cont'd	Shares	Value
Trading Companies & Distributors - 4.9%
Applied Industrial Technologies, Inc.	9,825	$238,846
Watsco, Inc.	4,035	241,374
WESCO International, Inc.*	2,165	149,385
		629,605

Total Equity Securities (Cost $11,131,400)		11,856,253

Exchange Traded Funds - 3.5%
iShares Russell 2000 Index Fund	6,200	445,780

Total Exchange Traded Funds (Cost $415,828)		445,780

TOTAL INVESTMENTS (Cost $11,547,228) - 96.4%		12,302,033
Other assets and liabilities, net - 3.6%		458,401
Net Assets - 100%		$12,760,434

Net Assets Consist of:
Par value and Paid-in capital applicable to 793,898 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$11,597,784
Undistributed net investment income (loss)		(44,434)
Accumulated net realized gain (loss) on investments		452,279
Net unrealized appreciation (depreciation) on investments		754,805

Net Assets		$12,760,434

Net Asset Value Per Share		$16.07

* Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$44,215
Total investment income	44,215

Expenses:
Investment advisory fee	48,559
Transfer agent fees and expenses	7,572
Accounting fees	976
Directors' fees and expenses	763
Administrative fees	16,186
Custodian fees	6,838
Reports to shareholders	3,707
Professional fees	8,653
Miscellaneous	579
Total expenses	93,833
Reimbursement from Advisor	(83)
Fees paid indirectly	(5,101)
Net expenses	88,649

Net Investment Income (Loss)	(44,434)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	481,650
Foreign currencies	(3)
481,647
Change in unrealized appreciation (depreciation) on:
Investments	232,288
Assets and liabilities denominated in foreign currencies	3
232,291

Net Realized and Unrealized Gain
(Loss) on Investments	713,938

Increase (Decrease) in Net Assets
Resulting From Operations	$669,504

See notes to financial statements.

Small Cap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($44,434)	($68,035)
Net realized gain (loss)	481,647	1,050,350
Change in unrealized appreciation or (depreciation)	232,291	(2,639,080)

Increase (Decrease) in Net Assets
Resulting From Operations	669,504	(1,656,765)

Capital share transactions:
Shares sold	1,593,552	2,056,867
Shares redeemed	(2,222,120)	(5,619,614)
Total capital share transactions	(628,568)	(3,562,747)

Total Increase (Decrease) in Net Assets	40,936	(5,219,512)

Net Assets
Beginning of period	12,719,498	17,939,010
End of period (including net investment loss of $44,434 and $0, respectively)	$12,760,434	$12,719,498

Capital Share Activity
Shares sold	99,374	136,054
Shares redeemed	(138,782)	(370,221)
Total capital share activity	(39,408)	(234,167)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or it affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75%, based on the Portfolio's average daily net assets. Under the terms of agreement, $7,453 was payable at period end. In addition, $1,149 was payable at period end for operating expenses paid by the advisor during June 2006.

The Advisor voluntarily reimbursed the fund for expenses of $83 for the six months ended June 30, 2006.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the Portfolio's average daily net assets. Under the terms of the agreement, $2,484 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $245 for the six months ended June 30, 2006. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,805,980 and $10,653,150, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $11,584,868. Net unrealized appreciation aggregated $717,165 of which $1,420,566 related to appreciated securities and $703,401 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $29,368 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2011.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,318	5.60%	$235,276	May 2006

Small Cap Growth Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$15.26	$16.81	$15.21
Income from investment operations
Net investment income (loss)	(.06)	(.08)	(.02)
Net realized and unrealized gain (loss)	.87	(1.47)	1.62
Total from investment operations	.81	(1.55)	1.60
Total increase (decrease) in net asset value	.81	(1.55)	1.60
Net asset value, ending	$16.07	$15.26	$16.81

Total return*	5.31%	(9.22%)**	10.52%
Ratios to average net assets: A
Net investment income (loss)	(.69%) (a)	(.46%)	(.15%)
Total expenses	1.45% (a)	1.56%	1.39%
Expenses before offsets	1.45% (a)	1.53%	1.35%
Net expenses	1.37% (a)	1.44%	1.31%
Portfolio turnover	76%	196%	77%
Net assets, ending (in thousands)	$12,760	$12,719	$17,939

		Years Ended
	December 31,	December 31,	December 31,
	2003	2002	2001
Net asset value, beginning	$11.03	$14.80	$13.58
Income from investment operations
Net investment income (loss)	(.04)	.37	(.06)
Net realized and unrealized gain (loss)	4.41	(3.71)	1.54
Total from investment operations	4.37	(3.34)	1.48
Distributions from
Net investment income	(.19)	(.19)	--
Net realized gains	--	(.24)	(.26)
Total distributions	--	(.43)	(.26)
Total increase (decrease) in net asset value	4.18	(3.77)	1.22
Net asset value, ending	$15.21	$11.03	$14.80

Total return*	39.57%	(22.55%)	10.86%
Ratios to average net assets: A
Net investment income (loss)	(.36%)	2.66%	(.52%)
Total expenses	1.42%	1.38%	1.39%
Expenses before offsets	1.36%	1.32%	1.39%
Net expenses	1.31%	1.28%	1.22%
Portfolio turnover	63%	66%	59%
Net assets, ending (in thousands)	$16,328	$12,004	$12,603

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** Total return would have been (9.40%) without the payment by affiliate. On September 6, 2005, the Advisor voluntarily contributed $32,091 to the Fund to reimburse the effect of a realized loss caused by a trading error. This transaction was deemed a "payment by affiliate."

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Calvert

Investments that make a difference

June 30, 2006
Semi-Annual Report
Calvert Variable Series, Inc.
Calvert Social Equity Portfolio

Calvert

Investments that make a difference

a UNIFI company

Calvert Variable Series, Inc.
Calvert Social Equity Portfolio
Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

For the six-month reporting period ended June 30, 2006, CVS Calvert Social Equity Portfolio shares returned 1.19%. The Fund's primary benchmark, the Standard and Poor's 500 Index, returned 2.71% for the same period. Our stock selections within sectors were positive contributors to performance. However, our sector strategy, including an overweight to Information Technology and an underweight to Energy, along with our growth bias, detracted from results.

Investment Climate

The economy experienced strong growth despite the negatives of high oil prices, rising interest rates, and a sharp slowdown in the housing markets. Job growth remained healthy, and the unemployment rate fell to 4.6%.1 A sharp drop in natural gas prices and a very mild winter offset the impact of rising gasoline prices, so consumer spending remained solid. Improved pricing and strong demand resulted in better-than-expected corporate profit growth.2 The Federal Reserve (Fed) raised short-term rates four more times during the six months, with the target Fed funds rate now at 5.25% and the bank prime lending rate at 8.25%. Oil prices increased to over $70.00 a barrel.

Following a surprisingly strong first four months, with the S&P 500 hitting five-year highs, in May the markets entered a correction which lasted through the end of the quarter. Contrary to our earlier expectations--but reflecting the extended surge in economic and profit growth--cyclical value and low-quality stocks remained in the limelight for investors and high-quality growth stocks gained less attention.3 The S&P 500 Citigroup Growth Index declined -0.9%, while the S&P 500 Citigroup Value Index increased 6.5%. High-quality stocks also trailed low-quality stocks by 2.6%.4 Small-cap stocks extended their six-year string of outperforming large-cap stocks with a six-month return of 7.7% for the S&P Small Cap 600 Index. Note, however, that small-cap stocks declined more than large caps in the second quarter.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Portfolio seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

Sector and stock performance

Reflecting soaring commodity prices and the strong economy, the best-performing sectors in the market were Energy, Telecom Services, Materials and Industrials. Technology and Health Care declined 5.7% and 3.8%, respectively, in the S&P 500 Index. As a growth-oriented portfolio, the Fund typically emphasizes Health Care and Technology stocks and de-emphasizes Telecom and Energy relative to their respective weights in the S&P 500 Index. Thus the portfolio's sector weights detracted -1.7% from performance.

Stock selection within sectors was good overall, adding 0.90% to performance as our stock picks outperformed in seven of the nine sectors in which we were investing. The only meaningful detractor in stock selection was in Health Care, where sharp price declines were experienced in several medical-device and biotechnology companies. Company performance in Information Technology was mixed, with three stocks gaining more than 10% but seven declining more than 10%. Selection was slightly positive because on average our holdings in the sector declined less than the sector did in the benchmark. Our performance in Energy was good, as we significantly reduced our position in EOG Resources, which was down 5.00% for the period, and increased FMC Technologies, an oil services firm, which rose 57%. Selections in Financials and Industrials were also good, with portfolio returns exceeding sector returns by 5% or more. Overall, the portfolio was helped modestly by the outperformance of smaller-cap stocks due to our ownership of mid-cap companies with good environmental records rather than some larger companies that currently do not meet the Fund's criteria for social responsibility.

Individual securities purchased and sold

New stocks added during the period include Target, Procter and Gamble, Sysco, Patterson Dental, St. Jude Medical, Cooper Industries, Linear Technologies, and Cognizant. Stocks sold include Omnicom, Alberto Culver, General Mills, Express Scripts, Omnicare, and Microchip Technology. Collectively, these transactions raised the portfolio's market capitalization and its profile in sustainable growth (companies' ability to continue growing earnings by reinvesting profits).

Outlook

While we are optimistic about returns over the next few years, we are cautious about the next few quarters. We believe imbalances in the economy are proving harder to correct than the market expects. Specifically, soaring industrial-commodities prices, the weakness of the U.S. dollar (down 5% in the last three months), and rising housing rental rates are in conflict with the Fed's efforts to rein in inflation pressures. An important but hard-to-predict variable is the price of energy.

To deal with these uncertainties, we have reduced our portfolio exposure to economically sensitive companies and increased our exposure to companies that should grow at above-average rates regardless of the strength of the economy. We remain overweight to the Health Care, Information Technology, and Producer Durables sectors, with less emphasis in Financials, Utilities, Energy, and Consumer Discretionary. We expect that both growth and quality will reassert themselves as leading forces in stock selection. We believe our portfolio of socially responsible, high-quality growth stocks should stand out in the uncertain environment we foresee.

Sincerely,

Daniel W. Boone III
Atlanta Capital Management Company, L.L.C.
July 2006

As of June 30, 2006, the following companies represented the following percentages of Portfolio net assets: EOG Resources 1.63%, FMC Technologies 2.75%, Target 1.20%, Procter and Gamble 2.44%, Sysco 1.47%, Patterson Dental 1.38%, St. Jude Medical 1.56%, Cooper Industries 1.10%, Linear Technologies 1.26%, Cognizant 1.66%, Omnicom 0.00%, Alberto Culver 0.00%, General Mills 0.00%, Express Scripts 0.00%, Omnicare 0.00%, and Microchip Technology 0.00%. All holdings are subject to change without notice.

1. Source: Bureau of Labor Statistics, U.S. Department of Labor.

2. Source: Bureau of Economic Analysts and Atlanta Capital Management proprietary estimates.

3. Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth (earnings or asset value). Growth investing focuses on future potential and seeks companies poised for earnings growth. Standard & Poors defines rankings of A as high quality and A+ as highest quality. Atlanta Capital considers the "high-quality universe" to include any rankings of B+ or better. Any ranking of B or lower is low quality.

4. Wilshire Associates' sector-neutral, quality-adjusted models of the S&P 500 Index.

Calvert Social Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

CVS Calvert Social Equity Portfolio*

Comparison of change in
value of a hypothetical $10,000 investment.

$14,000
$12,000
$10,000
$8,000
$6,000
4/30/2002
6/30/2002
6/30/2003
6/30/2004
6/30/2005
6/30/2006
CVS Calvert Social Equity Portfolio - $11,955
S&P 500 Monthly Reinvest - $12,712

Average Annual Total Return
(period ended 6.30.06)
One year	5.35%
Since Inception (4.30.02)	4.38%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Economic Sectors	% of Total Investments
Consumer Discretionary	9.6%
Consumer Staples	11.6%
Energy	4.6%
Financials	16.0%
Health Care	18.3%
Industrials	13.8%
Information Technology	20.5%
Materials	3.7%
Utilities	1.9%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,011.90	$5.38
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.44	$5.40

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365.

Equity Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 96.1%	Shares	Value
Biotechnology - 2.9%
Amgen, Inc.*	4,100	$267,443

Capital Markets - 5.6%
A.G. Edwards, Inc.	1,700	94,044
Bank of New York Co., Inc.	4,800	154,560
SEI Investments Co.	5,700	278,616
		527,220

Chemicals - 3.6%
Air Products & Chemicals, Inc.	3,600	230,112
Ecolab, Inc.	2,500	101,450
		331,562

Commercial Banks - 4.0%
Synovus Financial Corp.	8,900	238,342
Wachovia Corp.	2,500	135,200
		373,542

Communications Equipment - 5.0%
Cisco Systems, Inc.*	14,900	290,997
Motorola, Inc.	8,900	179,335
		470,332

Consumer Finance - 2.6%
American Express Co.	4,500	239,490

Electrical Equipment - 3.3%
Cooper Industries Ltd.	1,100	102,212
Emerson Electric Co.	2,400	201,144
		303,356

Electronic Equipment & Instruments - 2.8%
CDW Corp.	1,900	103,835
Molex, Inc.	5,500	158,015
		261,850

Energy Equipment & Services - 2.7%
FMC Technologies, Inc.*	3,800	256,348

Food & Staples Retailing - 6.1%
Costco Wholesale Corp.	3,700	211,381
Sysco Corp.	4,500	137,520
Walgreen Co.	4,900	219,716
		568,617

Gas Utilities - 1.8%
Questar Corp.	2,100	169,029

Health Care Equipment & Supplies - 8.1%
Biomet, Inc.	5,600	175,224
Medtronic, Inc.	5,900	276,828
St. Jude Medical, Inc.*	4,500	145,890
Varian Medical Systems, Inc.*	3,300	156,255
	754,197

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.1%
Health Management Associates, Inc.	3,400	$67,014
Patterson Co's, Inc.*	3,700	129,241
		196,255

Household Products - 5.1%
Colgate-Palmolive Co.	4,100	245,590
Procter & Gamble Co.	4,100	227,960
		473,550

Industrial Conglomerates - 2.6%
3M Co.	3,000	242,310

Insurance - 3.2%
Aflac, Inc.	4,100	190,035
Chubb Corp.	2,100	104,790
		294,825

Internet Software & Services - 1.5%
eBay, Inc.*	4,800	140,592

IT Services - 4.9%
Cognizant Technology Solutions Corp.*	2,300	154,951
First Data Corp.	2,900	130,616
Fiserv, Inc.*	3,800	172,368
		457,935

Machinery - 7.4%
Dover Corp.	5,200	257,036
Illinois Tool Works, Inc.	5,200	247,000
Pentair, Inc.	5,600	191,464
		695,500

Multiline Retail - 4.0%
Kohl's Corp.*	4,400	260,128
Target Corp.	2,300	112,401
		372,529

Office Electronics - 1.4%
Zebra Technologies Corp.*	3,800	129,808

Oil, Gas & Consumable Fuels - 1.6%
EOG Resources, Inc.	2,200	152,548

Pharmaceuticals - 4.6%
Forest Laboratories, Inc.*	3,300	127,677
Johnson & Johnson	3,600	215,712
Pfizer, Inc.	3,600	84,492
		427,881

Semiconductors & Semiconductor Equipment - 2.1%
Intel Corp.	4,200	79,590
Linear Technology Corp.	3,500	117,215
		196,805

Software - 1.9%
Microsoft Corp.	7,800	181,740

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 5.2%
Bed Bath & Beyond, Inc.*	5,100	$169,167
Home Depot, Inc.	3,500	125,265
Staples, Inc.	7,800	189,696
		484,128

Total Equity Securities (Cost $7,876,890)		8,969,392

TOTAL INVESTMENTS (Cost $7,876,890) - 96.1%		8,969,392
Other assets and liabilities, net - 3.9%		362,477
Net Assets - 100%		$9,331,869

Net Assets Consist of:
Paid-in capital applicable to 521,099 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$8,524,502
Undistributed net investment income		1,885
Accumulated net realized gain (loss) on investments		(287,020)
Net unrealized appreciation (depreciation) on investments		1,092,502

Net Assets		$9,331,869

Net Asset Value Per Share		$17.91

* Non-income producing security.

See notes to financial statements.

Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$49,508
Total investment income	49,508

Expenses:
Investment advisory fee	22,072
Transfer agency fees and expenses	4,306
Directors' fees and expenses	523
Administrative fees	8,829
Accounting fees	488
Custodian fees	4,510
Reports to shareholders	534
Professional fees	9,691
Miscellaneous	324
Total expenses	51,277
Fees paid indirectly	(3,586)
Reimbursement from Advisor	(68)
Net expenses	47,623

Net Investment Income	1,885

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	177,294
Change in unrealized appreciation or (depreciation)	(68,003)

Net Realized and Unrealized Gain (Loss) on Investments	109,291

Increase (Decrease) in Net Assets
Resulting From Operations	$111,176

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	$1,885	($4,581)
Net realized gain (loss)	177,294	744,059
Change in unrealized appreciation or (depreciation)	(68,003)	(361,238)

Increase (Decrease) in Net Assets
Resulting From Operations	111,176	378,240

Distributions to shareholders from:
Net investment income	--	(4,693)

Capital share transactions:
Shares sold	1,302,094	1,772,771
Reinvestment of distributions	--	4,693
Shares redeemed	(661,107)	(3,135,336)
Total capital share transactions	640,987	(1,357,872)

Total Increase (Decrease) in Net Assets	752,163	(984,325)

Net Assets
Beginning of period	8,579,706	9,564,031
End of period (including undistributed net investment income of $1,885 and $0, respectively)	$9,331,869	$8,579,706

Capital Share Activity
Shares sold	72,855	103,452
Reinvestment of distributions	--	263
Shares redeemed	(36,619)	(183,344)
Total capital share activity	36,236	(79,629)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Portfolio could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio's average daily net assets. Under the terms of the agreement, $3,671 was payable at period end. In addition, $1,098 was payable at period end for operating expenses paid by the Advisor during June 2006.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $1,468 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $15 for the six months ended June 30, 2006. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,029,187 and $1,658,969, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $7,891,902. Net unrealized appreciation aggregated $1,077,490, of which $1,368,218 related to appreciated securities and $290,728 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $37,197, $217,532, $92,576, and $88,146 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2008, December 2010, December 2011, and December 2012, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. The Portfolio had no borrowings outstanding during the six months ended June 30, 2006.

Equity Portfolio
Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2006	2005	2004
Net asset value, beginning	$17.70	$16.94	$15.82
Income from investment operations
Net investment income (loss)	***	(.01)	.02
Net realized and unrealized gain (loss)	.21	.78	1.11
Total from investment operations	.21	.77	1.13
Distributions from
Net investment income	--	(.01)	(.01)
Total increase (decrease) in net asset value	.21	.76	1.12
Net asset value, ending	$17.91	$17.70	$16.94

Total return*	1.19%	4.54%	7.16%
Ratios to average net assets: A
Net investment income (loss)	.04% (a)	(.05%)	.14%
Total expenses	1.16% (a)	1.34%	1.35%
Expenses before offsets	1.16% (a)	1.12%	1.12%
Net expenses	1.08% (a)	1.08%	1.08%
Portfolio turnover	19%	34%	16%
Net assets, ending (in thousands)	$9,332	$8,580	$9,564

	Year Ended	Period Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment income (loss)	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Distributions from
Net investment income	--	--
Total increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets: A
Net investment income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year.

** From inception April 30, 2002.

*** Less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Core Strategies
Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Core Strategies Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Core Strategies Portfolio
Economic sectors
June 30, 2006

Economic Sectors	% of Total Investments

Consumer Discretionary	13.6%
Energy	13.3%
Financials	15.1%
Health Care	18.9%
Industrials	3.9%
Information Technology	18.2%
Materials	5.4%
Telecommunication Services	11.6%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,046.10	$4.78
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.12	$4.72

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365.

Core Strategies Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 97.2%	Shares	Value
Capital Markets - 5.6%
Bank of New York Co., Inc.	49,700	$1,600,340
Charles Schwab Corp.	105,900	1,692,282
Goldman Sachs Group, Inc.	4,340	652,866
		3,945,488

Chemicals - 2.4%
Air Products & Chemicals, Inc.	26,000	1,661,920

Commercial Banks - 2.5%
Lloyds TSB Group plc (ADR)	44,300	1,748,521

Communications Equipment - 2.2%
Juniper Networks, Inc.*	34,600	553,254
Motorola, Inc.	48,200	971,230
		1,524,484

Computers & Peripherals - 2.9%
Apple Computer, Inc.*	15,800	902,496
Dell, Inc.*	47,200	1,152,152
		2,054,648

Diversified Financial Services - 3.3%
Citigroup, Inc.	32,200	1,553,328
NYSE Group, Inc.*	11,100	760,128
		2,313,456

Diversified Telecommunication Services - 3.7%
Chunghwa Telecom Co. Ltd. (ADR)	67,600	1,248,572
Level 3 Communications, Inc.*	303,800	1,348,872
		2,597,444

Energy Equipment & Services - 1.9%
Schlumberger Ltd.	20,000	1,302,200

Health Care Equipment & Supplies - 1.5%
Cytyc Corp.*	41,899	1,062,559

Health Care Providers & Services - 5.7%
Caremark Rx, Inc.	39,100	1,949,917
WellPoint, Inc.*	28,300	2,059,391
		4,009,308

Health Care Technology - 1.5%
Eclipsys Corp.*	57,900	1,051,464

Hotels, Restaurants & Leisure - 3.2%
Las Vegas Sands Corp.*	28,400	2,211,224

Household Durables - 0.9%
Toll Brothers, Inc.*	24,300	621,351

Industrial Conglomerates - 3.8%
General Electric Co.	47,200	1,555,712
Tyco International Ltd.	40,300	1,108,250
		2,663,962

Insurance - 1.5%
MBIA, Inc.	17,906	1,048,396

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 2.2%
Google, Inc.*	3,696	$1,549,844

IT Services - 2.3%
BearingPoint, Inc.*	194,350	1,626,709

Life Sciences - Tools & Services - 2.5%
Fisher Scientific International, Inc.*	23,700	1,731,285

Media - 5.0%
Comcast Corp., Special Class A*	47,300	1,550,494
DIRECTV Group, Inc.*	87,631	1,445,911
Sirius Satellite Radio, Inc.*	52,880	251,180
XM Satellite Radio Holdings, Inc.*	18,520	271,318
		3,518,903

Metals & Mining - 2.9%
Southern Copper Corp.	22,600	2,014,338

Multiline Retail - 2.0%
Target Corp.	29,400	1,436,778

Oil, Gas & Consumable Fuels - 11.1%
Canadian Natural Resources Ltd.	21,900	1,212,822
Chevron Corp.	34,755	2,156,895
ConocoPhillips	29,800	1,952,794
Exxon Mobil Corp.	39,600	2,429,460
		7,751,971

Pharmaceuticals - 7.2%
Johnson & Johnson	23,216	1,391,103
Pfizer, Inc.	92,000	2,159,240
Sanofi-Aventis (ADR)	30,000	1,461,000
		5,011,343

Semiconductors & Semiconductor Equipment - 1.9%
Intel Corp.	71,700	1,358,715

Software - 6.1%
Microsoft Corp.	92,200	2,148,260
Oracle Corp.*	144,600	2,095,254
		4,243,514

Specialty Retail - 2.1%
Foot Locker, Inc.	58,900	1,442,461

Thrifts & Mortgage Finance - 1.7%
Freddie Mac	20,922	1,192,763

Wireless Telecommunication Services - 7.6%
American Tower Corp.*	66,400	2,066,368
Leap Wireless International, Inc.*	14,450	685,653
NII Holdings, Inc., Class B*	45,600	2,570,928
		5,322,949

Total Equity Securities (Cost $62,416,360)		68,017,998

TOTAL INVESTMENTS (Cost $62,416,360) - 97.2%		68,017,998
Other assets and liabilities, net - 2.8%		1,992,536
Net Assets - 100%		$70,010,534

Net Assets Consist of:
Paid-in capital applicable to 3,759,244 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$77,416,350
Undistributed net investment income		311,139
Accumulated net realized gain (loss) on investments		(13,318,590)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		5,601,635

Net Assets		$70,010,534

Net Asset Value Per Share		$18.62

Abbreviations:
ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,213)	$584,782
Total investment income	584,782

Expenses:
Investment advisory fee	260,088
Transfer agent fees and expenses	776
Accounting fees	5,698
Directors' fees and expenses	4,217
Administrative fees	24,795
Custodian fees	9,318
Reports to shareholders	18,906
Professional fees	9,979
Miscellaneous	6,973
Total expenses	340,750
Fees paid indirectly	(13,951)
Net expenses	326,799

Net Investment Income	257,983

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,802,721
Foreign currency transactions	(34)
2,802,687

Change in unrealized appreciation (depreciation) on:
Investments	67,041
Assets and liabilities denominated in foreign currencies	8
67,049

Net Realized and Unrealized Gain
(Loss)	2,869,736

Increase (Decrease) in Net Assets
Resulting From Operations	$3,127,719

See notes to financial statements.

Core Strategies Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$257,983	$358,842
Net realized gain (loss)	2,802,687	6,088,560
Change in unrealized appreciation (depreciation)	67,049	(963,840)

Increase (Decrease) in Net Assets
Resulting From Operations	3,127,719	5,483,562

Distributions to shareholders from:
Net investment income	--	(354,842)
Net realized gain	--	(336,664)
Total distributions	--	(691,506)

Capital share transactions:
Shares sold	3,393,790	3,827,122
Reinvestment of distributions	--	691,489
Shares redeemed	(4,402,404)	(10,491,393)
Total capital share transactions	(1,008,614)	(5,972,782)

Total Increase (Decrease) in Net Assets	2,119,105	(1,180,726)

Net Assets
Beginning of period	67,891,429	69,072,155
End of period (including undistributed net investment income of $311,139 and $53,156, respectively)	$70,010,534	$67,891,429

Capital Share Activity
Shares sold	181,978	225,139
Reinvestment of distributions	--	38,696
Shares redeemed	(236,316)	(624,060)
Total capital share activity	(54,338)	(360,225)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the Portfolio's average daily net assets. Under terms of the agreement, $41,958 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $2,298 was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $21,802,445 and $22,345,168 respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $62,450,201. Net unrealized appreciation aggregated $5,567,797, of which $8,558,386 related to appreciated securities and $2,990,589 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $16,471,980 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2010.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,455	5.25%	$185,525	January 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Core Strategies Portfolio	2006	2005	2004
Net asset value, beginning	$17.80	$16.55	$15.44
Income from investment operations
Net investment income (loss)	.07	.09	.15
Net realized and unrealized gain (loss)	.75	1.34	1.10
Total from investment operations	.82	1.43	1.25
Distributions from:
Net investment income	--	(.09)	(.14)
Net realized gains	--	(.09)	--
Total distributions	--	(.18)	(.14)
Total increase (decrease) in net asset value	.82	1.25	1.11
Net asset value, ending	$18.62	$17.80	$16.55

Total return*	4.61%	8.66%	8.09%
Ratios to average net assets: A
Net investment income (loss)	.74% (a)	.54%	.90%
Total expenses	.98% (a)	.97%	.97%
Expenses before offsets	.98% (a)	.97%	.96%
Net expenses	.94% (a)	.91%	.95%
Portfolio turnover	32%	61%	66%
Net assets, ending (in thousands)	$70,011	$67,891	$69,072

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2003	2002	2001
Net asset value, beginning	$11.73	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.01)	(.07)	(.06)
Net realized and unrealized gain (loss)	3.72	(6.06)	(10.53)
Total from investment operations	3.71	(6.13)	(10.59)
Distributions from
Net realized gains	--	--	(1.30)
Total increase (decrease) in net asset value	3.71	(6.13)	(11.89)
Net asset value, ending	$15.44	$11.73	$17.86

Total return*	31.63%	(34.32%)	(35.65%)
Ratios to average net assets: A
Net investment income (loss)	(.12%)	(.40%)	(.27%)
Total expenses	1.42%	1.35%	1.21%
Expenses before offsets	.96%	.95%	.96%
Net expenses	.95%	.95%	.95%
Portfolio turnover	92%	104%	265%
Net assets, ending (in thousands)	$71,322	$30,667	$60,662

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Focused Midcap Value
Portfolio (formerly Select Portfolio)
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

A UNIFI company

Ameritas Focused Midcap Value Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Notes to Financial Statements
11	Financial Highlights
12	Explanation of Financial Tables
13	Proxy Voting and Availability of Quarterly Portfolio Holdings

Focused Midcap Value Portfolio
Economic Sectors
June 30, 2006

Economic Sectors	% of Total Investments
Consumer Discretionary	38.0%
Consumer Staples	10.7%
Financials	19.2%
Health Care	5.5%
Industrials	7.8%
Information Technology	16.1%
Materials	2.7%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,010.40	$5.75
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.08	$5.77

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 181/365.

Focused Midcap Value Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 96.1%	Shares	Value
Aerospace & Defense - 3.3%
Raytheon Co.	38,000	$1,693,660

Automobiles - 3.3%
Harley-Davidson, Inc.	31,300	1,718,057

Beverages - 3.1%
Molson Coors Brewing Co., Class B	23,500	1,595,180

Capital Markets - 2.6%
Morgan Stanley	21,200	1,340,052

Chemicals - 2.6%
International Flavors & Fragrances, Inc.	38,000	1,339,120

Commercial Services & Supplies - 2.1%
RR Donnelley & Sons Co.	34,500	1,102,275

Diversified Consumer Services - 2.0%
H & R Block, Inc.	42,900	1,023,594

Electronic Equipment & Instruments - 4.4%
CDW Corp.	42,200	2,306,230

Food Products - 3.0%
Smithfield Foods, Inc.*	53,500	1,542,405

Health Care Equipment & Supplies - 2.2%
Bausch & Lomb, Inc.	22,800	1,118,112

Health Care Providers & Services - 3.1%
Omnicare, Inc.	34,000	1,612,280

Hotels, Restaurants & Leisure - 6.1%
McDonald's Corp.	35,800	1,202,880
Yum! Brands, Inc.	38,600	1,940,422
		3,143,302

Household Durables - 2.5%
D.R. Horton, Inc.	55,200	1,314,864

Industrial Conglomerates - 2.1%
Tyco International Ltd.	39,200	1,078,000

Insurance - 5.0%
Conseco, Inc.*	69,600	1,607,760
PartnerRe Ltd.	15,300	979,965
		2,587,725

Media - 12.1%
Cablevision Systems Corp.	67,800	1,454,310
Discovery Holding Co.*	120,700	1,765,841
E.W. Scripps Co.	45,500	1,962,870
Time Warner, Inc.	63,700	1,102,010
		6,285,031

Equity Securities - Cont'd	Shares	Value
Personal Products - 4.2%
Estee Lauder Co.'s, Inc.	56,800	$2,196,456

Semiconductors & Semiconductor Equipment - 11.0%
Intel Corp.	106,400	2,016,280
International Rectifier Corp.*	39,700	1,551,476
National Semiconductor Corp.	90,200	2,151,270
		5,719,026

Specialty Retail - 2.6%
TJX Co.'s, Inc.	59,000	1,348,740

Textiles, Apparel & Luxury Goods - 7.9%
Liz Claiborne, Inc.	55,100	2,042,006
Timberland Co.*	78,200	2,041,020
		4,083,026

Thrifts & Mortgage Finance - 10.9%
Sovereign Bancorp, Inc.	107,205	2,177,333
Washington Mutual, Inc.	76,500	3,486,870
		5,664,203

Total Equity Securities (Cost $46,185,727)		49,811,338

TOTAL INVESTMENTS (Cost $46,185,727) - 96.1%		49,811,338
Other assets and liabilities, net - 3.9%		2,013,791
Net Assets - 100%		$51,825,129

Net Assets Consist of:
Paid-in capital applicable to 2,315,120 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$44,024,058
Undistributed net investment income	1,565
Accumulated net realized gain (loss) on investments	4,173,895
Net unrealized appreciation (depreciation) on investments	3,625,611

Net Assets	$51,825,129

Net Asset Value Per Share	$22.39

* Non-income producing security.

See notes to financial statements.

Focused Midcap Value Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income (Loss)
Investment Income:
Dividend income	$274,136
Total investment income	274,136

Expenses:
Investment advisory fee	231,727
Transfer agent fees and expenses	1,003
Accounting fees	4,062
Directors' fees and expenses	3,177
Administrative fees	24,795
Custodian fees	7,016
Reports to shareholders	12,447
Professional fees	9,154
Miscellaneous	6,308
Total expenses	299,689
Fees paid indirectly	(9,266)
Net expenses	290,423

Net Investment Income (Loss)	(16,287)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,069,850
Change in unrealized appreciation (depreciation)	(2,597,338)

Net Realized and Unrealized Gain
(Loss) on Investments	472,512

Increase (Decrease) in Net Assets
Resulting From Operations	$456,225

See notes to financial statements.

Focused Midcap Value Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($16,287)	$60,453
Net realized gain (loss) on investments	3,069,850	2,930,322
Change in unrealized appreciation (depreciation)	(2,597,338)	(569,698)

Increase (Decrease) in Net Assets
Resulting From Operations	456,225	2,421,077

Distributions to shareholders from:
Net investment income	--	(65,671)
Net realized gain	--	(1,254,708)
Total distributions	--	(1,320,379)

Capital share transactions:
Shares sold	5,810,825	11,639,006
Reinvestment of distributions	--	1,320,372
Shares redeemed	(2,097,105)	(2,588,482)
Total capital share transactions	3,713,720	10,370,896

Total Increase (Decrease) in Net Assets	4,169,945	11,471,594

Net Assets
Beginning of period	47,655,184	36,183,590
End of period (including net investment income of $1,565 and $17,852, respectively)	$51,825,129	$47,655,184

Capital Share Activity
Shares sold	256,399	528,921
Reinvestment of distributions	--	59,423
Shares redeemed	(92,786)	(117,737)
Total capital share activity	163,613	470,607

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Focused MidCap Value (formerly Select) Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.92% of the Portfolio's average daily net assets. Under terms of the agreement, $39,062 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition $1,938 was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $19,286,804 and $13,615,935, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $46,185,727. Net unrealized appreciation aggregated $3,625,611, of which $5,113,916 related to appreciated securities and $1,488,305 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. For the six months ended June 30, 2006, there were no borrowings by the Portfolio under the agreement.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Focused Midcap Value Portfolio	2006	2005	2004
Net asset value, beginning	$22.15	$21.53	$19.78
Income from investment operations
Net investment income (loss)	(.01)	.03	.07
Net realized and unrealized gain (loss)	.25	1.22	1.76
Total from investment operations	.24	1.25	1.83
Distributions from:
Net investment income	--	(.03)	(.08)
Net realized gains	--	(.60)	--
Total distributions	--	(.63)	(.08)
Total increase (decrease) in net asset value	0.24	0.62	1.75
Net asset value, ending	$22.39	$22.15	$21.53

Total return*	1.08%	5.80%	9.23%
Ratios to average net assets: A
Net investment income (loss)	(.06%) (a)	.15%	.38%
Total expenses	1.19% (a)	1.20%	1.22%
Expenses before offsets	1.19% (a)	1.20%	1.22%
Net expenses	1.15% (a)	1.15%	1.21%
Portfolio turnover	29%	29%	29%
Net assets, ending (in thousands)	$51,825	$47,655	$36,184

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Focused Midcap Value Portfolio	2003	2002	2001(z)
Net asset value, beginning	$15.33	$17.84	$15.00
Income from investment operations
Net investment income	.04	--	.01
Net realized and unrealized gain (loss)	4.44	(2.50)	2.83
Total from investment operations	4.48	(2.50)	2.84
Distributions from:
Net investment income	(.03)	(.01)	--
Total increase (decrease) in net asset value	4.45	(2.51)	2.84
Net asset value, ending	$19.78	$15.33	$17.84

Total return*	29.22%	(14.04%)	18.93%
Ratios to average net assets: A
Net investment income	.24%	.03%	.08% (a)
Total expenses	1.29%	1.30%	1.45% (a)
Expenses before offsets	1.29%	1.30%	1.45% (a)
Net expenses	1.22%	1.23%	1.26% (a)
Portfolio turnover	28%	16%	14%
Net assets, ending (in thousands)	$31,972	$25,253	$20,575

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) From January 2, 2001 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Income & Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Income & Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Ameritas Income & Growth Portfolio
Economic Sectors
June 30, 2006

% of Total
Economic Sectors	Investments

Consumer Discretionary	9.4%
Consumer Staples	7.2%
Energy	11.4%
Financials	16.2%
Health Care	4.5%
Industrials	13.5%
Information Technology	24.5%
Materials	4.4%
Telecommunication Services	3.5%
U.S. Government Agencies	5.4%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$975.70	$3.82
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.93	$3.91

* Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 181/365.

Income & Growth Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 94.7%	Shares	Value
Aerospace & Defense - 4.4%
BE Aerospace, Inc.*	125,400	$2,866,644
United Technologies Corp.	55,450	3,516,639
		6,383,283

Capital Markets - 4.3%
Legg Mason, Inc.	25,550	2,542,736
Lehman Brothers Holdings, Inc.	26,600	1,732,990
Morgan Stanley	30,400	1,921,584
		6,197,310

Commercial Banks - 3.4%
Cullen/Frost Bankers, Inc.	31,400	1,799,220
Wachovia Corp.	57,600	3,115,008
		4,914,228

Communications Equipment - 4.4%
Cisco Systems, Inc.*	74,700	1,458,891
Motorola, Inc.	120,600	2,430,090
Qualcomm, Inc.	34,150	1,368,390
Research In Motion Ltd.*	16,100	1,123,297
		6,380,668

Computers & Peripherals - 2.9%
Mobility Electronics, Inc.*	159,900	1,160,874
Network Appliance, Inc.*	41,150	1,452,595
Seagate Technology, Inc.	71,750	1,624,420
		4,237,889

Construction & Engineering - 0.5%
Fluor Corp.	8,200	762,026

Diversified Financial Services - 2.2%
Bank of America Corp.	66,950	3,220,295

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	51,350	1,432,151

Energy Equipment & Services - 5.2%
Diamond Offshore Drilling, Inc.	34,200	2,870,406
National Oilwell Varco, Inc.*	47,200	2,988,704
Transocean, Inc.*	20,050	1,610,416
		7,469,526

Food & Staples Retailing - 2.3%
CVS Corp.	108,050	3,317,135

Health Care Equipment & Supplies - 0.7%
Zimmer Holdings, Inc.*	18,200	1,032,304

Health Care Providers & Services - 3.8%
UnitedHealth Group, Inc.	65,600	2,937,568
WellPoint, Inc.*	35,800	2,605,166
		5,542,734

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 4.1%
McDonald's Corp.	72,200	$2,425,920
Orient-Express Hotels Ltd.	60,350	2,343,994
Wynn Resorts Ltd.*	15,450	1,132,485
		5,902,399

Household Products - 2.6%
Procter & Gamble Co.	67,474	3,751,554

Industrial Conglomerates - 3.2%
General Electric Co.	139,675	4,603,688

Insurance - 5.0%
American International Group, Inc.	40,950	2,418,097
Genworth Financial, Inc.	96,650	3,367,286
National Financial Partners Corp.	33,000	1,462,230
		7,247,613

Internet Software & Services - 6.4%
DealerTrack Holdings, Inc.*	77,161	1,706,030
eBay, Inc.*	81,350	2,382,741
Google, Inc.*	3,550	1,488,622
Yahoo!, Inc.*	114,200	3,768,600
		9,345,993

Machinery - 4.0%
Caterpillar, Inc.	36,300	2,703,624
Joy Global, Inc.	13,850	721,447
Terex Corp.*	23,950	2,363,865
		5,788,936

Media - 5.3%
News Corp.	160,450	3,077,431
World Wrestling Entertainment, Inc.	63,550	1,073,359
XM Satellite Radio Holdings, Inc.*	247,500	3,625,875
		7,776,665

Metals & Mining - 4.4%
Cia Vale do Rio Doce (ADR)	82,200	1,976,088
Freeport-McMoRan Copper & Gold, Inc., Class B	26,250	1,454,512
Inco Ltd.	21,950	1,446,505
Phelps Dodge Corp.	18,150	1,491,204
		6,368,309

Oil, Gas & Consumable Fuels - 6.3%
Exxon Mobil Corp.	53,300	3,269,955
Sasol Ltd. (ADR)	57,400	2,217,936
Valero Energy Corp.	54,700	3,638,644
		9,126,535

Road & Rail - 1.4%
Burlington Northern Santa Fe Corp.	25,300	2,005,025

Semiconductors & Semiconductor Equipment - 6.1%
Broadcom Corp.*	49,900	1,499,495
Marvell Technology Group Ltd.*	41,650	1,846,345
Rambus, Inc.*	47,950	1,093,740
Tessera Technologies, Inc.*	104,450	2,872,375
Texas Instruments, Inc.	51,450	1,558,421
		8,870,376

Equity Securities - Cont'd	Shares	Value
Software - 4.7%
Microsoft Corp.	180,400	$4,203,320
Nintendo Co. Ltd. (ADR)	123,800	2,568,850
		6,772,170

Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	145,650	1,941,515

Tobacco - 2.3%
Altria Group, Inc.	45,250	3,322,707

Wireless Telecommunication Services - 2.5%
Alltel Corp.	56,150	3,584,055

Total Equity Securities (Cost $138,126,175)		137,297,089

	Principal
U.S. Government Agencies and Instrumentalities - 5.4%	Amount	Value
Fannie Mae Discount Notes:
7/11/06	$1,200,000	1,198,330
7/24/06	1,000,000	996,850
8/21/06	1,200,000	1,191,228
Federal Home Loan Bank Discount Notes:
7/12/06	1,600,000	1,597,502
7/19/06	1,200,000	1,196,922
7/28/06	1,000,000	996,295
Freddie Mac Discount Notes, 7/11/06	700,000	699,022

Total U.S. Government Agencies and Instrumentalities (Cost $7,876,149)		7,876,149

TOTAL INVESTMENTS (Cost $146,002,324) - 100.1%		145,173,238
Other assets and liabilities, net - (0.1%)		(184,417)
Net Assets - 100%		$144,988,821

Net Assets Consist of:
Paid-in capital applicable to 11,292,689 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$168,430,052
Undistributed net investment income		650,022
Accumulated net realized gain (loss) on investments		(23,262,167)
Net unrealized appreciation (depreciation) on investments		(829,086)

Net Assets		$144,988,821

Net Asset Value Per Share		$12.84

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Income & Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $11,841)	$1,079,337
Interest income	105,377
Total investment income	1,184,714

Expenses:
Investment advisory fee	490,155
Transfer agent fees and expenses	1,289
Accounting fees	13,480
Directors' fees and expenses	9,910
Administrative fees	39,212
Custodian fees	14,523
Reports to shareholders	31,097
Professional fees	11,253
Miscellaneous	13,592
Total expenses	624,511
Reimbursement from Advisor	(4,178)
Fees paid indirectly	(8,620)
Net expenses	611,713

Net Investment Income	573,001

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	3,412,582
Change in unrealized appreciation (depreciation)	(7,448,584)

Net Realized and Unrealized Gain
(Loss) on Investments	(4,036,002)

Increase (Decrease) in Net Assets
Resulting From Operations	($3,463,001)

See notes to financial statements.

Income & Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$573,001	$597,682
Net realized gain (loss) on investments	3,412,582	10,209,506
Change in unrealized appreciation (depreciation)	(7,448,584)	(7,196,803)

Increase (Decrease) in Net Assets
Resulting From Operations	(3,463,001)	3,610,385

Distributions to shareholders from:
Net investment income	--	(597,115)

Capital share transactions:
Shares sold	694,700	61,718,262
Reinvestment of distributions	--	597,115
Shares issued from merger (see Note A)	--	76,901,398
Shares redeemed	(18,907,100)	(21,316,716)
Total capital share transactions	(18,212,400)	117,900,059

Total Increase (Decrease) in Net Assets	(21,675,401)	120,913,329

Net Assets
Beginning of period	166,664,222	45,750,893
End of period (including undistributed net investment income of $650,022 and $77,021 respectively)	$144,988,821	$166,664,222

Capital Share Activity
Shares sold	52,801	4,730,261
Reinvestment of distributions	--	45,099
Shares issued from merger (see Note A)	--	5,901,872
Shares redeemed	(1,425,916)	(1,640,936)
Total capital share activity	(1,373,115)	9,036,296

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On November 18, 2005, the net assets of the Calvert Variable Series, Inc. Ameritas Growth Portfolio merged into the Calvert Variable Series, Inc. Ameritas Income & Growth Portfolio. The merger was accomplished by a tax-free exchange of 5,901,872 shares of the Ameritas Income & Growth Portfolio (valued at $76,901,398) for 1,514,038 shares of the Ameritas Growth Portfolio outstanding at November 18, 2005. The Ameritas Growth Portfolio's net assets as of November 18, 2005, including $7,116,533 of unrealized appreciation, were combined with those of the Ameritas Income & Growth Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $74,811 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $5,870 was payable at period end. In addition, $7,689 was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $90,874,988 and $114,637,228, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $146,763,954. Net unrealized depreciation aggregated $1,590,716, of which $8,546,254 related to appreciated securities and $10,136,970 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $13,042,476, $13,131,284, and $217,573 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006.

For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$39,909	4.87%	$1,202,193	January 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Income & Growth Portfolio	2006	2005 (z)	2004
Net asset value, beginning	$13.16	$12.61	$11.80
Income from investment operations
Net investment income	.05	.12	.12
Net realized and unrealized gain (loss)	(.37)	.48	.81
Total from investment operations	(.32)	.60	.93
Distributions from
Net investment income	--	(.05)	(.12)
Total increase (decrease) in net asset value	(0.32)	.55	.81
Net asset value, ending	$12.84	$13.16	$12.61

Total return*	(2.43%)	4.73%	7.86%
Ratios to average net assets: A
Net investment income	.73% (a)	1.04%	.99%
Total expenses	.80% (a)	.88%	.96%
Expenses before offsets	.79% (a)	.79%	.81%
Net expenses	.78% (a)	.78%	.78%
Portfolio turnover	59%	84%	96%
Net assets, ending (in thousands)	$144,989	$166,664	$45,751

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2003	2002	2001
Net asset value, beginning	$9.12	$13.17	$16.66
Income from investment operations
Net investment income	.06	.04	.06
Net realized and unrealized gain (loss)	2.68	(4.05)	(2.61)
Total from investment operations	2.74	(4.01)	(2.55)
Distributions from
Net investment income	(.06)	(.04)	(.07)
Net realized gains	--	--	(.87)
Total distributions	(.06)	(.04)	(.94)
Total increase (decrease) in net asset value	2.68	(4.05)	(3.49)
Net asset value, ending	$11.80	$9.12	$13.17

Total return*	30.03%	(30.44%)	(15.38%)
Ratios to average net assets: A
Net investment income	.59%	.28%	.34%
Total expenses	.93%	.92%	.80%
Expenses before offsets	.78%	.81%	.79%
Net expenses	.78%	.78%	.78%
Portfolio turnover	173%	270%	100%
Net assets, ending (in thousands)	$46,056	$39,951	$71,828

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Index 500 Portfolio
Fund within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Notes to Financial Statements
21	Financial Highlights
22	Explanation of Financial Tables
23	Proxy Voting and Availability of Quarterly Portfolio Holdings

Index 500 Portfolio
Economic Sectors
June 30, 2006

% of Total
Economic Sectors	Investments
Consumer Discretionary	10.0%
Consumer Staples	9.4%
Energy	10.0%
Financials	21.1%
Health Care	12.1%
Industrials	11.5%
Information Technology	14.7%
Materials	3.0%
Mutual Funds	0.8%
Telecommunication Services	3.3%
U.S. Government	0.7%
Utilities	3.4%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,025.10	$1.91
Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.91	$1.91

* Expenses are equal to the Fund's annualized expense ratio of 0.38%, multiplied by the average account value over the period, multiplied by 181/365.

Index 500 Portfolio
Statement of net Assets
June 30, 2006

Equity Securities - 97.6%	Shares	Value
Aerospace & Defense - 2.4%
Boeing Co.	6,560	$537,330
General Dynamics Corp.	3,200	209,472
Goodrich Corp.	1,100	44,319
Honeywell International, Inc.	6,737	271,501
L-3 Communications Holdings, Inc.	1,000	75,420
Lockheed Martin Corp.	2,900	208,045
Northrop Grumman Corp.	2,859	183,148
Raytheon Co.	3,600	160,452
Rockwell Collins, Inc.	1,300	72,631
United Technologies Corp.	8,200	520,044
		2,282,362

Air Freight & Logistics - 1.1%
FedEx Corp.	2,500	292,150
United Parcel Service, Inc., Class B	8,800	724,504
		1,016,654

Airlines - 0.1%
Southwest Airlines Co.	5,550	90,854

Auto Components - 0.2%
Cooper Tire & Rubber Co.	600	6,684
Goodyear Tire & Rubber Co.*	1,600	17,760
Johnson Controls, Inc.	1,600	131,552
		155,996

Automobiles - 0.4%
Ford Motor Co.	14,690	101,802
General Motors Corp.	4,472	133,221
Harley-Davidson, Inc.	2,100	115,269
		350,292

Beverages - 2.1%
Anheuser-Busch Co.'s, Inc.	6,200	282,658
Brown-Forman Corp., Class B	700	50,015
Coca-Cola Co.	16,700	718,434
Coca-Cola Enterprises, Inc.	2,600	52,962
Constellation Brands, Inc.*	1,400	35,000
Molson Coors Brewing Co., Class B	500	33,940
Pepsi Bottling Group, Inc.	1,200	38,580
Pepsico, Inc.	13,370	802,735
		2,014,324

Biotechnology - 1.2%
Amgen, Inc.*	9,632	628,295
Biogen Idec, Inc.*	2,755	127,639
Genzyme Corp. - General Division*	2,200	134,310
Gilead Sciences, Inc.*	3,700	218,892
Medimmune, Inc.*	2,200	59,620
		1,168,756

Building Products - 0.2%
American Standard Co.'s, Inc.	1,500	64,905
Masco Corp.	3,300	97,812
		162,717

Equity Securities - Cont'd	Shares	Value
Capital Markets - 3.4%
Ameriprise Financial, Inc.	2,040	$91,127
Bank of New York Co., Inc.	6,400	206,080
Bear Stearns Co.'s, Inc.	985	137,979
Charles Schwab Corp.	8,700	139,026
E*Trade Financial Corp.*	3,400	77,588
Federated Investors, Inc., Class B	800	25,200
Franklin Resources, Inc.	1,200	104,172
Goldman Sachs Group, Inc.	3,500	526,505
Janus Capital Group, Inc.	1,700	30,430
Legg Mason, Inc.	1,000	99,520
Lehman Brothers Holdings, Inc.	4,260	277,539
Mellon Financial Corp.	3,500	120,505
Merrill Lynch & Co., Inc.	7,400	514,744
Morgan Stanley	8,639	546,071
Northern Trust Corp.	1,400	77,420
State Street Corp.	2,600	151,034
T. Rowe Price Group, Inc.	2,200	83,182
		3,208,122

Chemicals - 1.5%
Air Products & Chemicals, Inc.	1,800	115,056
Ashland, Inc.	600	40,020
Dow Chemical Co.	7,722	301,390
E.I. Du Pont de Nemours & Co.	7,600	316,160
Eastman Chemical Co.	700	37,800
Ecolab, Inc.	1,500	60,870
Hercules, Inc.*	1,100	16,786
International Flavors & Fragrances, Inc.	500	17,620
Monsanto Co.	2,240	188,586
PPG Industries, Inc.	1,400	92,400
Praxair, Inc.	2,700	145,800
Rohm & Haas Co.	1,200	60,144
Sigma-Aldrich Corp.	600	43,584
		1,436,216

Commercial Banks - 4.2%
AmSouth Bancorp	2,900	76,705
BB&T Corp.	4,461	185,533
Comerica, Inc.	1,400	72,786
Commerce Bancorp, Inc.	1,500	53,505
Compass Bancshares, Inc.	900	50,040
Fifth Third Bancorp	4,483	165,647
First Horizon National Corp.	1,000	40,200
Huntington Bancshares, Inc.	2,130	50,225
KeyCorp Ltd.	3,200	114,176
M&T Bank Corp.	600	70,752
Marshall & Ilsley Corp.	1,800	82,332
National City Corp.	4,400	159,236
North Fork Bancorp, Inc.	3,900	117,663
PNC Financial Services Group, Inc.	2,400	168,408
Regions Financial Corp.	3,816	126,386
Suntrust Banks, Inc.	3,000	228,780
Synovus Financial Corp.	2,600	69,628
US Bancorp	14,621	451,496
Wachovia Corp.	13,126	709,854
Wells Fargo & Co.	13,600	912,288
Zions Bancorp	900	70,146
		3,975,786

Equity Securities - Cont'd	Shares	Value
Commercial Services & Supplies - 0.7%
Allied Waste Industries, Inc.*	2,000	$22,720
Avery Dennison Corp.	900	52,254
Cendant Corp.	7,944	129,408
Cintas Corp.	1,200	47,712
Equifax, Inc.	1,100	37,774
Monster Worldwide, Inc.*	1,100	46,926
Pitney Bowes, Inc.	1,900	78,470
Robert Half International, Inc.	1,500	63,000
RR Donnelley & Sons Co.	1,900	60,705
Waste Management, Inc.	4,420	158,590
		697,559

Communications Equipment - 2.7%
ADC Telecommunications, Inc.*	1,100	18,546
Andrew Corp.*	1,600	14,176
Avaya, Inc.*	3,458	39,490
CIENA Corp.*	5,500	26,455
Cisco Systems, Inc.*	49,400	964,782
Comverse Technology, Inc.*	1,800	35,586
Corning, Inc.*	12,600	304,794
JDS Uniphase Corp.*	12,600	31,878
Juniper Networks, Inc.*	4,600	73,554
Lucent Technologies, Inc.*	37,300	90,266
Motorola, Inc.	19,968	402,355
Qualcomm, Inc.	13,600	544,952
Tellabs, Inc.*	3,700	49,247
		2,596,081

Computers & Peripherals - 3.3%
Apple Computer, Inc.*	6,900	394,128
Dell, Inc.*	18,600	454,026
EMC Corp.*	19,200	210,624
Gateway, Inc.*	1,500	2,850
Hewlett-Packard Co.	22,584	715,461
International Business Machines Corp.	12,600	967,932
Lexmark International, Inc.*	900	50,247
NCR Corp.*	1,500	54,960
Network Appliance, Inc.*	2,900	102,370
QLogic Corp.*	1,400	24,136
SanDisk Corp.*	1,600	81,568
Sun Microsystems, Inc.*	28,800	119,520
		3,177,822

Construction & Engineering - 0.1%
Fluor Corp.	700	65,051

Construction Materials - 0.1%
Vulcan Materials Co.	800	62,400

Consumer Finance - 1.0%
American Express Co.	9,900	526,878
Capital One Financial Corp.	2,500	213,625
SLM Corp.	3,300	174,636
		915,139

Containers & Packaging - 0.2%
Ball Corp.	900	33,336
Bemis Co.	900	27,558
Pactiv Corp.*	1,200	29,700
Sealed Air Corp.	700	36,456
Temple-Inland, Inc.	1,000	42,870
		169,920

Equity Securities - Cont'd	Shares	Value
Distributors - 0.1%
Genuine Parts Co.	1,400	$58,324

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	1,100	56,837
H & R Block, Inc.	2,800	66,808
		123,645

Diversified Financial Services - 5.3%
Bank of America Corp.	37,051	1,782,153
CIT Group, Inc.	1,700	88,893
Citigroup, Inc.	40,306	1,944,361
JPMorgan Chase & Co.	28,138	1,181,796
Moody's Corp.	1,900	103,474
		5,100,677

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	31,501	878,563
BellSouth Corp.	14,580	527,796
CenturyTel, Inc.	1,000	37,150
Citizens Communications Co.	3,000	39,150
Embarq Corp.*	1,223	50,131
Qwest Communications International, Inc.*	12,934	104,636
Verizon Communications, Inc.	23,544	788,489
		2,425,915

Electric Utilities - 1.5%
Allegheny Energy, Inc.*	1,300	48,191
American Electric Power Co., Inc.	3,300	113,025
Edison International	2,700	105,300
Entergy Corp.	1,700	120,275
Exelon Corp.	5,400	306,882
FirstEnergy Corp.	2,761	149,674
FPL Group, Inc.	3,300	136,554
Pinnacle West Capital Corp.	900	35,919
PPL Corp.	3,200	103,360
Progress Energy, Inc.	2,041	87,498
Southern Co.	6,000	192,300
		1,398,978

Electrical Equipment - 0.5%
American Power Conversion Corp.	1,500	29,235
Cooper Industries Ltd.	800	74,336
Emerson Electric Co.	3,300	276,573
Rockwell Automation, Inc.	1,500	108,015
		488,159

Electronic Equipment & Instruments - 0.3%
Agilent Technologies, Inc.*	3,558	112,290
Jabil Circuit, Inc.	1,400	35,840
Molex, Inc.	1,125	37,766
Sanmina-SCI Corp.*	5,100	23,460
Solectron Corp.*	7,200	24,624
Symbol Technologies, Inc.	2,100	22,659
Tektronix, Inc.	700	20,594
		277,233

Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,800	229,180
BJ Services Co.	2,700	100,602
Halliburton Co.	4,200	311,682

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - Cont'd
Nabors Industries Ltd.*	2,600	$87,854
National Oilwell Varco, Inc.*	1,400	88,648
Noble Corp.	1,100	81,862
Rowan Co.'s, Inc.	900	32,031
Schlumberger Ltd.	9,500	618,545
Transocean, Inc.*	2,681	215,338
Weatherford International Ltd.*	2,900	143,898
		1,909,640

Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	3,800	217,094
CVS Corp.	6,800	208,760
Kroger Co.	5,700	124,602
Safeway, Inc.	3,600	93,600
Supervalu, Inc.	1,746	53,602
Sysco Corp.	5,200	158,912
Walgreen Co.	8,200	367,688
Wal-Mart Stores, Inc.	20,200	973,034
Whole Foods Market, Inc.	1,200	77,568
		2,274,860

Food Products - 1.2%
Archer-Daniels-Midland Co.	5,392	222,582
Campbell Soup Co.	1,400	51,954
ConAgra Foods, Inc.	4,300	95,073
Dean Foods Co*	1,200	44,628
General Mills, Inc.	2,800	144,648
H.J. Heinz Co.	2,800	115,416
Hershey Foods Corp.	1,500	82,605
Kellogg Co.	1,900	92,017
McCormick & Co., Inc.	1,200	40,260
Sara Lee Corp.	6,400	102,528
Tyson Foods, Inc.	2,100	31,206
William Wrigley Jr. Co.	1,750	79,380
		1,102,297

Gas Utilities - 0.0%
Nicor, Inc.	400	16,600
Peoples Energy Corp.	400	14,364
		30,964

Health Care Equipment & Supplies - 1.5%
Bausch & Lomb, Inc.	500	24,520
Baxter International, Inc.	5,400	198,504
Becton Dickinson & Co.	2,000	122,260
Biomet, Inc.	2,075	64,927
Boston Scientific Corp.*	9,971	167,912
C.R. Bard, Inc.	900	65,934
Hospira, Inc.*	1,200	51,528
Medtronic, Inc.	9,800	459,816
St. Jude Medical, Inc.*	2,800	90,776
Stryker Corp.	2,300	96,853
Zimmer Holdings, Inc.*	2,080	117,978
		1,461,008

Health Care Providers & Services - 2.6%
Aetna, Inc.	4,600	183,678
AmerisourceBergen Corp.	1,806	75,708
Cardinal Health, Inc.	3,450	221,939
Caremark Rx, Inc.	3,574	178,235
Cigna Corp.	1,000	98,510
Coventry Health Care, Inc.*	1,200	65,928

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Express Scripts, Inc.*	1,200	$86,088
HCA, Inc.	3,400	146,710
Health Management Associates, Inc.	2,000	39,420
Humana, Inc.*	1,300	69,810
Laboratory Corp. of America Holdings, Inc.*	900	56,007
Manor Care, Inc.	700	32,844
McKesson Corp.	2,500	118,200
Medco Health Solutions, Inc.*	2,490	142,627
Patterson Co's, Inc.*	1,100	38,423
Quest Diagnostics, Inc.	1,400	83,888
Tenet Healthcare Corp.*	3,300	23,034
UnitedHealth Group, Inc.	11,000	492,580
WellPoint, Inc.*	5,200	378,404
		2,532,033

Health Care Technology - 0.0%
IMS Health, Inc.	1,661	44,598

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	3,500	146,090
Darden Restaurants, Inc.	1,150	45,310
Harrah's Entertainment, Inc.	1,500	106,770
Hilton Hotels Corp.	2,700	76,356
International Game Technology	2,700	102,438
Marriott International, Inc.	2,600	99,112
McDonald's Corp.	10,000	336,000
Starbucks Corp.*	6,100	230,336
Starwood Hotels & Resorts Worldwide, Inc.	1,800	108,612
Wendy's International, Inc.	1,000	58,290
Yum! Brands, Inc.	2,300	115,621
		1,424,935

Household Durables - 0.6%
Black & Decker Corp.	600	50,676
Centex Corp.	1,000	50,300
DR Horton, Inc.	2,300	54,786
Fortune Brands, Inc.	1,200	85,212
Harman International Industries, Inc.	500	42,685
KB Home	600	27,510
Leggett & Platt, Inc.	1,500	37,470
Lennar Corp.	1,200	53,244
Newell Rubbermaid, Inc.	2,200	56,826
Pulte Homes, Inc.	1,800	51,822
Snap-On, Inc.	500	20,210
Stanley Works	600	28,332
Whirlpool Corp.	595	49,177
		608,250

Household Products - 2.1%
Clorox Co.	1,300	79,261
Colgate-Palmolive Co.	4,200	251,580
Kimberly-Clark Corp.	3,639	224,526
Procter & Gamble Co.	26,587	1,478,237
		2,033,604

Independent Power Producers & Energy Traders - 0.4%
AES Corp.*	5,500	101,475
Constellation Energy Group, Inc.	1,400	76,328
Dynegy, Inc.*	3,200	17,504
TXU Corp.	3,700	221,223
		416,530

Equity Securities - Cont'd	Shares	Value
Industrial Conglomerates - 4.0%
3M Co.	6,100	$492,697
General Electric Co.	84,400	2,781,824
Textron, Inc.	1,100	101,398
Tyco International Ltd.	16,525	454,438
		3,830,357

Insurance - 4.6%
ACE Ltd.	2,700	136,593
Aflac, Inc.	4,000	185,400
Allstate Corp.	5,200	284,596
AMBAC Financial Group, Inc.	900	72,990
American International Group, Inc.	21,052	1,243,121
AON Corp.	2,700	94,014
Chubb Corp.	3,400	169,660
Cincinnati Financial Corp.	1,474	69,293
Genworth Financial, Inc.	2,900	101,036
Hartford Financial Services Group, Inc.	2,500	211,500
Lincoln National Corp.	2,232	125,974
Loews Corp.	3,300	116,985
Marsh & McLennan Co.'s, Inc.	4,600	123,694
MBIA, Inc.	1,100	64,405
Metlife, Inc.	6,200	317,502
Principal Financial Group	2,200	122,430
Progressive Corp.	6,400	164,544
Prudential Financial, Inc.	3,900	303,030
Safeco Corp.	900	50,715
St. Paul Travelers Co.'s, Inc.	5,604	249,826
Torchmark Corp.	900	54,648
UnumProvident Corp.	2,400	43,512
XL Capital Ltd.	1,400	85,820
		4,391,288

Internet & Catalog Retail - 0.1%
Amazon.Com, Inc.*	2,600	100,568

Internet Software & Services - 1.4%
eBay, Inc.*	9,467	277,288
Google, Inc.*	1,700	712,861
VeriSign, Inc.*	1,900	44,023
Yahoo!, Inc.*	10,300	339,900
		1,374,072

IT Services - 1.0%
Affiliated Computer Services, Inc.*	1,000	51,610
Automatic Data Processing, Inc.	4,700	213,145
Computer Sciences Corp.*	1,600	77,504
Convergys Corp.*	1,300	25,350
Electronic Data Systems Corp.	4,000	96,240
First Data Corp.	6,234	280,779
Fiserv, Inc.*	1,500	68,040
Paychex, Inc.	2,750	107,195
Sabre Holdings Corp.	1,234	27,148
Unisys Corp.*	2,900	18,212
		965,223

Leisure Equipment & Products - 0.2%
Brunswick Corp.	800	26,600
Eastman Kodak Co.	2,300	54,694
Hasbro, Inc.	1,600	28,976
Mattel, Inc.	3,400	56,134
		166,404

Equity Securities - Cont'd	Shares	Value
Life Sciences - Tools & Services - 0.3%
Applera Corp. - Applied Biosystems Group	1,500	$48,525
Fisher Scientific International, Inc.*	1,000	73,050
Millipore Corp.*	400	25,196
PerkinElmer, Inc.	1,100	22,990
Thermo Electron Corp.*	1,200	43,488
Waters Corp.*	800	35,520
		248,769

Machinery - 1.6%
Caterpillar, Inc.	5,500	409,640
Cummins, Inc.	400	48,900
Danaher Corp.	1,900	122,208
Deere & Co.	1,900	158,631
Dover Corp.	1,700	84,031
Eaton Corp.	1,200	90,480
Illinois Tool Works, Inc.	3,400	161,500
Ingersoll-Rand Co. Ltd.	2,600	111,228
ITT Industries, Inc.	1,400	69,300
Navistar International Corp.*	600	14,766
Paccar, Inc.	1,350	111,213
Pall Corp.	1,000	28,000
Parker Hannifin Corp.	1,000	77,600
		1,487,497

Media - 3.3%
CBS Corp., Class B	6,201	167,737
Clear Channel Communications, Inc.	4,100	126,895
Comcast Corp.*	17,081	559,232
Dow Jones & Co., Inc.	500	17,505
E.W. Scripps Co.	700	30,198
Gannett Co., Inc.	1,900	106,267
Interpublic Group of Co.'s., Inc.*	3,400	28,390
McGraw-Hill Co.'s, Inc.	2,900	145,667
Meredith Corp.	300	14,862
New York Times Co.	1,100	26,994
News Corp.	19,100	366,338
Omnicom Group, Inc.	1,300	115,817
Time Warner, Inc.	35,100	607,230
Tribune Co.	2,202	71,411
Univision Communications, Inc.*	1,900	63,650
Viacom, Inc., Class B*	5,901	211,492
Walt Disney Co.	17,700	531,000
		3,190,685

Metals & Mining - 0.9%
Alcoa, Inc.	7,024	227,297
Allegheny Technologies, Inc.	750	51,930
Freeport-McMoRan Copper & Gold, Inc., Class B	1,400	77,574
Newmont Mining Corp.	3,700	195,841
Nucor Corp.	2,600	141,050
Phelps Dodge Corp.	1,700	139,672
United States Steel Corp.	800	56,096
		889,460

Multiline Retail - 1.1%
Big Lots, Inc.*	1,000	17,080
Dillards, Inc.	600	19,110
Dollar General Corp.	2,850	39,843
Family Dollar Stores, Inc.	1,200	29,316
Federated Department Stores, Inc.	4,544	166,310
Equity Securities - Cont'd	Shares	Value
Multiline Retail - Cont'd
J.C. Penney Co., Inc.	1,900	$128,269
Kohl's Corp.*	2,700	159,624
Nordstrom, Inc.	1,800	65,700
Sears Holdings Corp.*	729	112,878
Target Corp.	7,000	342,090
		1,080,220

Multi-Utilities - 1.4%
Ameren Corp.	1,700	85,850
Centerpoint Energy, Inc.	2,800	35,000
CMS Energy Corp.*	1,800	23,292
Consolidated Edison, Inc.	2,000	88,880
Dominion Resources, Inc.	2,816	210,609
DTE Energy Co.	1,500	61,110
Duke Energy Corp.	10,108	296,872
KeySpan Corp.	1,400	56,560
NiSource, Inc.	2,040	44,554
PG&E Corp.	2,900	113,912
Public Service Enterprise Group, Inc.	2,100	138,852
Sempra Energy	2,200	100,056
Teco Energy, Inc.	1,800	26,892
XCEL Energy, Inc.	3,045	58,403
		1,340,842

Office Electronics - 0.1%
Xerox Corp.*	7,700	107,107

Oil, Gas & Consumable Fuels - 7.9%
Anadarko Petroleum Corp.	3,748	178,742
Apache Corp.	2,696	184,002
Chesapeake Energy Corp.	3,200	96,800
Chevron Corp.	17,968	1,115,094
ConocoPhillips	13,396	877,840
Consol Energy, Inc.	1,500	70,080
Devon Energy Corp.	3,500	211,435
El Paso Corp.	5,459	81,885
EOG Resources, Inc.	2,000	138,680
Exxon Mobil Corp.	49,178	3,017,070
Hess Corp.	1,800	95,130
Kerr-McGee Corp.	1,792	124,275
Kinder Morgan, Inc.	800	79,912
Marathon Oil Corp.	2,941	244,985
Murphy Oil Corp.	1,300	72,618
Occidental Petroleum Corp.	3,500	358,925
Sunoco, Inc.	1,100	76,219
Valero Energy Corp.	5,000	332,600
Williams Co.'s, Inc.	4,700	109,792
XTO Energy, Inc.	3,066	135,732
		7,601,816

Paper & Forest Products - 0.3%
International Paper Co.	3,931	126,971
Louisiana-Pacific Corp.	900	19,710
MeadWestvaco Corp.	1,600	44,688
Weyerhaeuser Co.	2,000	124,500
		315,869

Personal Products - 0.2%
Alberto-Culver Co.	550	26,796
Avon Products, Inc.	3,600	111,600
Estee Lauder Co.'s, Inc.	800	30,936
		169,332

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 6.3%
Abbott Laboratories, Inc.	12,300	$536,403
Allergan, Inc.	1,200	128,712
Barr Pharmaceuticals, Inc.*	900	42,921
Bristol-Myers Squibb Co.	16,100	416,346
Eli Lilly & Co.	9,100	502,957
Forest Laboratories, Inc.*	2,600	100,594
Johnson & Johnson	24,032	1,439,997
King Pharmaceuticals, Inc.*	2,200	37,400
Merck & Co., Inc.	17,600	641,168
Mylan Laboratories, Inc.	1,600	32,000
Pfizer, Inc.	59,442	1,395,104
Schering-Plough Corp.	11,900	226,457
Watson Pharmaceutical, Inc.*	900	20,952
Wyeth	10,900	484,069
		6,005,080

Real Estate Investment Trusts - 0.9%
Apartment Investment & Management Co.	800	34,760
Archstone-Smith Trust	1,800	91,566
Boston Properties, Inc.	700	63,280
Equity Office Properties Trust	3,100	113,181
Equity Residential Properties Trust	2,400	107,352
Kimco Realty Corp.	1,700	62,033
Plum Creek Timber Co., Inc.	1,600	56,800
ProLogis	2,000	104,240
Public Storage, Inc.	700	53,130
Simon Property Group, Inc.	1,500	124,410
Vornado Realty Trust	1,000	97,550
		908,302

Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	2,900	229,825
CSX Corp.	1,800	126,792
Norfolk Southern Corp.	3,400	180,948
Ryder System, Inc.	500	29,215
Union Pacific Corp.	2,200	204,512
		771,292

Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc.*	3,800	92,796
Altera Corp.*	2,800	49,140
Analog Devices, Inc.	2,800	89,992
Applied Materials, Inc.	12,700	206,756
Broadcom Corp.*	3,750	112,688
Freescale Semiconductor, Inc., Class B*	3,416	100,430
Intel Corp.	47,100	892,545
KLA-Tencor Corp.	1,600	66,512
Linear Technology Corp.	2,600	87,074
LSI Logic Corp.*	3,500	31,325
Maxim Integrated Products, Inc.	2,472	79,376
Micron Technology, Inc.*	6,000	90,360
National Semiconductor Corp.	2,800	66,780
Novellus Systems, Inc.*	1,200	29,640
Nvidia Corp.*	2,600	55,354
PMC - Sierra, Inc.*	1,600	15,040
Teradyne, Inc.*	1,800	25,074
Texas Instruments, Inc.	12,800	387,712
Xilinx, Inc.	2,700	61,155
		2,539,749

Equity Securities - Cont'd	Shares	Value
Software - 3.0%
Adobe Systems, Inc.	5,000	$151,800
Autodesk, Inc.*	1,900	65,474
BMC Software, Inc.*	1,900	45,410
CA, Inc.	3,800	78,090
Citrix Systems, Inc.*	1,500	60,210
Compuware Corp.*	3,000	20,100
Electronic Arts, Inc.*	2,500	107,600
Intuit, Inc.*	1,300	78,507
Microsoft Corp.	71,200	1,658,960
Novell, Inc.*	3,500	23,205
Oracle Corp.*	31,922	462,550
Parametric Technology Corp.*	920	11,693
Symantec Corp.*	8,221	127,754
		2,891,353

Specialty Retail - 2.0%
Autonation, Inc.*	1,294	27,743
Autozone, Inc.*	400	35,280
Bed Bath & Beyond, Inc.*	2,400	79,608
Best Buy Co., Inc.	3,250	178,230
Circuit City Stores, Inc.	1,200	32,664
Gap, Inc.	4,200	73,080
Home Depot, Inc.	16,800	601,272
Limited Brands, Inc.	2,981	76,284
Lowe's Co.'s, Inc.	6,200	376,154
Office Depot, Inc.*	2,200	83,600
OfficeMax, Inc.	700	28,525
RadioShack Corp.	1,200	16,800
Sherwin-Williams Co.	1,000	47,480
Staples, Inc.	6,100	148,352
Tiffany & Co.	1,200	39,624
TJX Co.'s, Inc.	3,900	89,154
		1,933,850

Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.*	3,200	95,680
Jones Apparel Group, Inc.	800	25,432
Liz Claiborne, Inc.	800	29,648
Nike, Inc., Class B	1,500	121,500
VF Corp.	700	47,544
		319,804

Thrifts & Mortgage Finance - 1.6%
Countrywide Financial Corp.	4,923	187,468
Fannie Mae	7,900	379,990
Freddie Mac	5,600	319,256
Golden West Financial Corp.	2,100	155,820
MGIC Investment Corp.	700	45,500
Sovereign Bancorp, Inc.	3,045	61,844
Washington Mutual, Inc.	7,896	359,899
		1,509,777

Tobacco - 1.4%
Altria Group, Inc.	16,900	1,240,967
Reynolds American, Inc.	700	80,710
UST, Inc.	1,300	58,747
		1,380,424

Trading Companies & Distributors - 0.0%
W.W. Grainger, Inc.	600	45,138

Equity Securities - Cont'd	Shares	Value
Wireless Telecommunication Services - 0.7%
Alltel Corp.	3,100	$197,873
Sprint Nextel Corp.	24,462	488,995
		686,868

Total Equity Securities (Cost $94,512,899)		93,508,847

	Principal
Money Market Funds - 0.8%	Amount
AIM STIT STIC Prime Fund	$775,562	775,562
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $775,578)		775,578

U.S. Treasury - 0.7%
United States Treasury Bills, 9/7/06#	645,000	639,274

Total U.S. Treasury (Cost $639,274)		639,274

TOTAL INVESTMENTS (Cost $95,927,751) - 99.1%		94,923,699
Other assets and liabilities, net - 0.9%		862,727
Net Assets - 100%		$95,786,426

Net Assets Consist of:
Paid-in capital applicable to 693,789 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$127,677,429
Undistributed net investment income		971,594
Accumulated net realized gain (loss) on investments		(31,913,022)
Net unrealized appreciation (depreciation) on investments		(949,575)

Net Assets		$95,786,426

Net Asset Value Per Share		$138.06

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
E-mini S&P 500#	34	9/06	$2,174,980	$54,477

* Non-income producing security.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

See notes to financial statements.

Index 500 Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$941,530
Interest income	38,485
Total investment income	980,015

Expenses:
Investment advisory fee	120,760
Transfer agent fees and expenses	1,150
Accounting fees	7,693
Directors' fees and expenses	5,922
Administrative fees	25,387
Custodian fees	48,626
Reports to shareholders	25,511
Professional fees	10,431
Miscellaneous	7,857
Total expenses	253,337
Reimbursement from Advisor	(58,380)
Fees paid indirectly	(3,755)
Net expenses	191,202

Net Investment Income	788,813

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(516,099)
Futures	(84,954)
(601,053)

Change in unrealized appreciation (depreciation) on:
Investments	2,420,999
Futures	84,644
2,505,643

Net Realized and Unrealized Gain
(Loss) on Investments	1,904,590

Increase (Decrease) in Net Assets
Resulting From Operations	$2,693,403

See notes to financial statements.

Index 500 Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$788,813	$1,613,423
Net realized gain (loss) on investments	(601,053)	(2,810,545)
Change in unrealized appreciation (depreciation)	2,505,643	5,687,626

Increase (Decrease) in Net Assets
Resulting From Operations	2,693,403	4,490,504

Distributions to shareholders from:
Net investment income	--	(1,621,803)

Capital share transactions:
Shares sold	6,386,636	9,823,161
Reinvestment of distributions	--	1,621,803
Shares redeemed	(16,601,726)	(29,148,752)
Total capital share transactions	(10,215,090)	(17,703,788)

Total Increase (Decrease) in Net Assets	(7,521,687)	(14,835,087)

Net Assets
Beginning of period	103,308,113	118,143,200
End of period (including undistributed net investment income
of $971,594 and $182,781 respectively)	$95,786,426	$103,308,113

Capital Share Activity
Shares sold	46,265	75,283
Reinvestment of distributions	--	11,982
Shares redeemed	(119,529)	(223,350)
Total capital share activity	(73,264)	(136,085)

See notes to financial statements

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $18,803 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. Under the terms of the agreement, $9,433 was receivable from the Advisor at period end.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period. In addition, $11,854, was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $3,438,898 and $13,843,798, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $104,458,956. Net unrealized depreciation aggregated $9,535,257, of which $19,542,103 related to appreciated securities and $29,077,360 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, $2,110,080, $960,576, and $2,529,936 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010, December 2011, December 2012, and December 2013, respectively.

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Index 500 Portfolio	2006	2005	2004
Net asset value, beginning	$134.68	$130.81	$120.38
Income from investment operations
Net investment income	1.16	2.16	2.15
Net realized and unrealized gain (loss)	2.22	3.84	10.50
Total from investment operations	3.38	6.00	12.65
Distributions from
Net investment income	--	(2.13)	(2.22)
Net realized gain	--	--	--
Total distributions	--	(2.13)	(2.22)
Total increase (decrease) in net asset value	3.38	3.87	10.43
Net asset value, ending	$138.06	$134.68	$130.81

Total return*	2.51%	4.58%	10.50%
Ratios to average net assets: A
Net investment income	1.57% (a)	1.49%	1.63%
Total expenses	.50% (a)	.49%	.53%
Expenses before offsets	.39% (a)	.38%	.40%
Net expenses	.38% (a)	.38%	.38%
Portfolio turnover	3%	5%	4%
Net assets, ending (in thousands)	$95,786	$103,308	$118,143

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2003	2002	2001
Net asset value, beginning	$95.07	$124.30	$148.66
Income from investment operations
Net investment income	1.47	1.45	1.48
Net realized and unrealized gain (loss)	25.38	(29.16)	(19.87)
Total from investment operations	26.85	(27.71)	(18.39)
Distributions from
Net investment income	(1.54)	(1.52)	(1.92)
Net realized gain	--	--	(4.05)
Total distributions	(1.54)	(1.52)	(5.97)
Total increase (decrease) in net asset value	25.31	(29.23)	(24.36)
Net asset value, ending	$120.38	$95.07	$124.30

Total return*	28.24%	(22.29%)	(12.42%)
Ratios to average net assets: A
Net investment income	1.40%	1.22%	1.00%
Total expenses	.46%	.48%	.44%
Expenses before offsets	.38%	.39%	.39%
Net expenses	.38%	.38%	.38%
Portfolio turnover	6%	9%	6%
Net assets, ending (in thousands)	$119,370	$95,894	$145,808

(a) Annualized.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Midcap Growth
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Midcap Growth Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Midcap Growth Portfolio
Economic Sectors
June 30, 2006

% of Total
Economic Sectors	Investments
Consumer Discretionary	12.3%
Energy	12.4%
Financials	8.7%
Health Care	16.1%
Industrials	16.9%
Information Technology	24.2%
Materials	3.5%
Non-Equity	0.5%
Telecommunication Services	5.4%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,003.80	$4.67
Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.13	$4.71

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 181/365.

Midcap Growth Portfolio
Schedule of Investments
June 30, 2006

Equity Securities - 96.3%	Shares	Value
Aerospace & Defense - 2.1%
BE Aerospace, Inc.*	42,550	$972,693
Hexcel Corp.*	34,600	543,566
		1,516,259

Airlines - 1.0%
UAL Corp.*	23,150	718,113

Biotechnology - 1.7%
Cephalon, Inc.*	4,550	273,455
Myogen, Inc.*	17,650	511,850
United Therapeutics Corp.*	7,600	439,052
		1,224,357

Capital Markets - 1.1%
Affiliated Managers Group, Inc.*	9,150	795,043

Commercial Services & Supplies - 1.9%
West Corp.*	28,200	1,351,062

Communications Equipment - 2.2%
JDS Uniphase Corp.*	121,950	308,533
Research In Motion Ltd.*	5,350	373,269
Sonus Networks, Inc.*	188,650	933,817
		1,615,619

Computers & Peripherals - 4.0%
Apple Computer, Inc.*	22,550	1,288,056
Network Appliance, Inc.*	20,350	718,355
Seagate Technology, Inc.	40,550	918,052
		2,924,463

Construction & Engineering - 1.4%
Jacobs Engineering Group, Inc.*	12,950	1,031,338

Diversified Financial Services - 4.6%
Chicago Mercantile Exchange Holdings, Inc.	2,800	1,375,220
International Securities Exchange, Inc.	28,800	1,096,416
NYSE Group, Inc.*	12,800	876,544
		3,348,180

Diversified Telecommunication Services - 1.5%
Global Crossing Ltd.*	26,450	470,016
Level 3 Communications, Inc.*	134,900	598,956
		1,068,972

Electrical Equipment - 1.1%
Roper Industries, Inc.,	16,900	790,075

Energy Equipment & Services - 5.1%
Diamond Offshore Drilling, Inc.	22,150	1,859,049
National Oilwell Varco, Inc.*	29,350	1,858,442
		3,717,491

Equity Securities - Cont'd	Shares	Value
Health Care Equipment & Supplies - 5.2%
ArthroCare Corp.*	15,400	$646,954
Gen-Probe, Inc.*	350	18,893
Hologic, Inc.*	13,750	678,700
Intuitive Surgical, Inc.*	11,000	1,297,670
Mentor Corp.	9,800	426,300
Thoratec Corp.*	53,450	741,351
		3,809,868

Health Care Providers & Services - 7.4%
Health Net, Inc.*	20,050	905,658
HealthExtras, Inc.*	45,350	1,370,477
Medco Health Solutions, Inc.*	9,750	558,480
Psychiatric Solutions, Inc.*	49,800	1,427,268
Tenet Healthcare Corp.*	48,750	340,275
WellCare Health Plans, Inc.*	16,100	789,705
		5,391,863

Health Care Technology - 1.3%
Allscripts Healthcare Solutions, Inc.*	52,550	922,252

Hotels, Restaurants & Leisure - 4.5%
Bally Technologies, Inc.*	62,500	1,029,375
Orient-Express Hotels Ltd.	25,600	994,304
Wynn Resorts Ltd.*	16,900	1,238,770
		3,262,449

Industrial Conglomerates - 2.9%
McDermott International, Inc.*	23,975	1,090,143
Textron, Inc.	11,050	1,018,589
		2,108,732

Internet & Catalog Retail - 2.6%
Gmarket, Inc. (ADR)*	1,550	23,824
Netflix, Inc.*	69,500	1,891,095
		1,914,919

Internet Software & Services - 3.0%
DealerTrack Holdings, Inc.*	20,500	453,255
WebEx Communications, Inc.*	22,750	808,535
Yahoo!, Inc.*	27,500	907,500
		2,169,290

IT Services - 2.7%
SRA International, Inc.*	31,850	848,165
VeriFone Holdings, Inc.*	8,100	246,888
Wright Express Corp.*	31,250	898,125
		1,993,178

Machinery - 6.0%
ESCO Technologies, Inc.*	18,270	976,532
Terex Corp.*	21,300	2,102,310
Trinity Industries, Inc.	31,550	1,274,620
		4,353,462

Media - 3.3%
Focus Media Holding Ltd. (ADR)*	2,600	169,416
XM Satellite Radio Holdings, Inc.*	150,800	2,209,220
		2,378,636

Metals & Mining - 3.4%
Freeport-McMoRan Copper & Gold, Inc. Class B	31,650	1,753,727
Inco Ltd.	10,750	708,425
		2,462,152

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 6.9%
Denbury Resources, Inc.*	24,800	$785,416
Paladin Resources Ltd.*	214,900	644,700
Parallel Petroleum Corp.*	16,350	404,009
Peabody Energy Corp.	20,250	1,128,938
Quicksilver Resources, Inc.*	14,550	535,586
Valero Energy Corp.	22,350	1,486,722
VeraSun Energy Corp.*	1,200	31,488
		5,016,859

Real Estate Management & Development - 1.4%
Jones Lang LaSalle, Inc.	11,650	1,019,958

Semiconductors & Semiconductor Equipment - 7.2%
ATI Technologies, Inc.*	29,150	425,590
Freescale Semiconductor, Inc.*	12,250	355,250
Ikanos Communications, Inc.*	21,950	333,421
Marvell Technology Group Ltd.*	19,200	851,136
MEMC Electronic Materials, Inc.*	16,550	620,625
Microsemi Corp.*	36,800	897,184
Sirf Technology Holdings, Inc.*	26,400	850,608
Tessera Technologies, Inc.*	33,100	910,250
		5,244,064

Software - 4.2%
Net 1 UEPS Technologies, Inc.*	60,200	1,646,470
Nintendo Co. Ltd. (ADR)	33,800	701,350
TIBCO Software, Inc.*	98,250	692,663
		3,040,483

Specialty Retail - 1.5%
GameStop Corp.*	19,401	814,842
J. Crew Group, Inc.*	2,300	63,135
Urban Outfitters, Inc.*	12,159	212,661
		1,090,638

Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	72,350	964,426

Wireless Telecommunication Services - 3.8%
NII Holdings, Inc.*	34,000	1,916,920
SBA Communications Corp.*	31,700	828,638
		2,745,558

Total Equity Securities (Cost $66,519,527)		69,989,759

	Principal
U.S. Government Agencies and Instrumentalities - 0.4%	Amount	Value
Fannie Mae Discount Notes, 8/1/06	$300,000	$298,683

Total U.S. Government Agencies and Instrumentalities (Cost $298,683)		298,683

TOTAL INVESTMENTS (Cost $66,818,210) - 96.7%		70,288,442
Other assets and liabilities, net - 3.3%		2,417,340
Net Assets - 100%		$72,705,782

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipt

See notes to financial statements.

Midcap Growth Portfolio
Statement of Assets and Liabilities
June 30, 2006

Assets
Investments in securities, at value (Cost $66,818,210) - See accompanying schedule	$70,288,442
Cash	22,584
Receivable for securities sold	3,760,883
Receivable for shares sold	265,954
Dividends and interest receivable	8,710
Other assets	531
Total assets	74,347,104

Liabilities
Payable for securities purchased	1,556,592
Payable for shares redeemed	13
Payable to Ameritas Investment Corp.	38,367
Payable to Calvert Administrative Services Company, Inc.	11,704
Accrued expenses and other liabilities	34,646
Total liabilities	1,641,322
Net assets	$72,705,782

Net Assets Consist of:
Paid-in capital applicable to 1,957,812 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$62,048,511
Undistributed net investment income (loss)	(152,870)
Accumulated net realized gain (loss) on investments	7,339,909
Net unrealized appreciation (depreciation) on investments	3,470,232

Net Assets	$72,705,782

Net Asset Value per Share	$37.14

See notes to financial statements.

Midcap Growth Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,713)	$170,954
Interest income	37,224
Total investment income	208,178

Expenses:
Investment advisory fee	307,275
Transfer agent fees and expenses	1,300
Accounting fees	5,976
Directors' fees and expenses	4,719
Administrative fees	24,795
Custodian fees	26,307
Reports to shareholders	17,977
Professional fees	10,110
Miscellaneous	7,097
Total expenses	405,556
Reimbursement from Advisor	(39,540)
Fees paid indirectly	(4,968)
Net expenses	361,048

Net Investment Income (Loss)	(152,870)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	4,863,192
Foreign currency transactions	15
4,863,207

Change in unrealized appreciation (depreciation):
Securities	(4,281,053)
Foreign currency transactions	23
(4,281,030)

Net Realized and Unrealized Gain
(Loss) on Investments	582,177

Increase (Decrease) in Net Assets
Resulting From Operations	$429,307

See notes to financial statements.

Midcap Growth Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($152,870)	($208,060)
Net realized gain (loss) on investments	4,863,207	8,851,601
Change in unrealized appreciation or (depreciation)	(4,281,030)	(958,566)

Increase (Decrease) in Net Assets
Resulting From Operations	429,307	7,684,975

Distributions to shareholders:
From capital gains	--	(5,272,723)

Capital share transactions:
Shares sold	3,523,113	6,307,652
Shares reinvested	--	5,272,731
Shares redeemed	(7,462,499)	(13,644,481)
Total capital share transactions	(3,939,386)	(2,064,098)

Total Increase (Decrease) in Net Assets	(3,510,079)	348,154

Net Assets
Beginning of period	76,215,861	75,867,707
End of period (including net investment loss of $152,870 and $0 respectively)	$72,705,782	$76,215,861

Capital Share Activity
Shares sold	90,898	172,192
Shares reinvested	--	141,816
Shares redeemed	(193,070)	(378,379)
Total capital share activity	(102,172)	(64,371)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $88,261,029 and $92,942,543, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $67,905,500. Net unrealized appreciation aggregated $2,382,942, of which $6,628,079, related to appreciated securities and $4,245,137 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$41,374	5.55%	$1,383,768	June 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
MidCap Growth Portfolio	2006	2005	2004
Net asset value, beginning	$37.00	$35.71	$31.49
Income from investment operations
Net investment income (loss)	(.08)	(.10)	(.22)
Net realized and unrealized gain (loss)	.22	4.14	4.44
Total from investment operations	.14	4.04	4.22
Distributions from
Net realized gain	--	(2.75)	--
Total distributions	--	(2.75)	--
Total increase (decrease) in net asset value	0.14	1.29	4.22
Net asset value, ending	$37.14	$37.00	$35.71

Total return*	.38%	11.27%	13.40%
Ratios to average net assets: A
Net investment income (loss)	(.40%) (a)	(0.29%)	(.65%)
Total expenses	1.06% (a)	1.06%	1.06%
Expenses before offsets	.95% (a)	.95%	.94%
Net expenses	.94% (a)	.94%	.94%
Portfolio turnover	118%	225%	230%
Net assets, ending (in thousands)	$72,706	$76,216	$75,868

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2003	2002	2001
Net asset value, beginning	$21.38	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.20)
Net realized and unrealized gain (loss)	10.30	(8.94)	(2.33)
Total from investment operations	10.11	(9.12)	(2.53)
Distributions from
Net realized gains	--	--	(1.53)
Total increase (decrease) in net asset value	10.11	(9.12)	(4.06)
Net asset value, ending	$31.49	$21.38	$30.50

Total return*	47.29%	(29.90%)	(7.37%)
Ratios to average net assets: A
Net investment income (loss)	(.73%)	(.60%)	(.60%)
Total expenses	1.04%	1.05%	.96%
Expenses before offsets	.94%	.94%	.95%
Net expenses	.94%	.94%	.94%
Portfolio turnover	213%	325%	137%
Net assets, ending (in thousands)	$74,051	$52,917	$96,548

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Money Market
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Money Market Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Investment Allocation
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
12	Financial Highlights
13	Explanation of Financial Tables
14	Proxy Voting and Availability of Quarterly Portfolio Holdings

Money Market Portfolio
Investment Allocation
June 30, 2006

% of Total
Investment Allocation	Investments
Certificates of Deposit	1.5%
Taxable Variable Rate Demand Notes	83.2%
U.S. Government Agencies and Instrumentalities	15.3%
Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,022.20	$1.81
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.01	$1.81

* Expenses are equal to the Fund's annualized expense ratio of 0.36%, multiplied by the average account value over the period, multiplied by 181/365.

Money Market Portfolio
Statement of Net assets
June 30, 2006

	Principal
Taxable Variable Rate Demand Notes* - 82.1%	Amount	Value
Akron Hardware Consultants, Inc., 5.40%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	$1,193,000	$1,193,000
Alabama State IDA Revenue, 5.51%, 5/1/10, LOC: Regions Bank (r)	145,000	145,000
American Buildings Co., 5.35%, 8/1/20, LOC: Canadian Imperial (r)	3,000,000	3,000,000
Atmore Alabama Industrial Development Board Revenue, 5.37%, 8/1/22, LOC: Whitney
National Bank, C/LOC: Bank of New York (r)	20,000	20,000
BJS Family LP, 5.36%, 5/1/15, LOC: SunTrust Bank (r)	2,085,000	2,085,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc., 5.40%, 6/1/21,
LOC: Comercia Bank (r)	600,000	600,000
Butler County Alabama IDA Revenue, 5.35%, 3/1/12, LOC: Whitney National Bank,
C/LOC: FHLB (r)	750,000	750,000
Byron Park, 5.35%, 1/20/31, LOC: Crédit Agricole (r)	2,275,000	2,275,000
California Statewide Communities Development Authority Revenue, 5.45%, 12/15/36,
LOC: Bank of the West (r)	3,150,000	3,150,000
Chambers County Alabama IDA Revenue, 5.35%, 2/1/28, LOC: Colonial Bank, C/LOC:
FHLB (r)	1,200,000	1,200,000
Chatham Centre LLC, 5.47%, 4/1/22, LOC: Bank of North Georgia (r)	300,000	300,000
CIDC-Hudson House LLC, 5.30%, 12/1/34, LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	3,100,000	3,100,000
Durham North Carolina GO, 5.43%, 5/1/18, BPA: Bank of America (r)	1,655,000	1,655,000
Florida State Housing Finance Corp. MFH Revenue, 5.39%, 10/15/32, LOC: Fannie Mae (r)	510,000	510,000
Four Fishers LLC, 5.40%, 4/1/24, LOC: LaSalle Bank (r)	2,385,000	2,385,000
Grove City Church of the Nazarene, 5.42%, 2/1/24, LOC: National City Bank (r)	2,859,000	2,859,000
Haskell Capital Partners Ltd., 5.37%, 9/1/20, LOC: Colonial Bank, C/LOC: FHLB (r)	810,000	810,000
Heritage Funeral Services LLC, 5.47%, 2/1/18, LOC: Old National Bank,
C/LOC: Northern Trust Co. (r)	150,000	150,000
Hillcrest Baptist Church, 5.40%, 12/1/20, LOC: Wachovia Bank (r)	3,490,000	3,490,000
Holland Board of Public Works Home Building Co., 5.47%, 11/1/22, LOC: Wells Fargo Bank (r)	1,350,000	1,350,000
Hopkinsville Kentucky Industrial Building LO Revenue, 5.35%, 8/1/24,
LOC: Comercia Bank (r)	2,825,000	2,825,000
Illinois State Development Finance Authority Revenue, 5.45%, 7/1/10, LOC: Lasalle Bank (r)	400,000	400,000
Kaneville Road Joint Venture, Inc., 5.42%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	550,000	550,000
Kansas City Missouri IDA MFH Revenue, 5.45%, 3/1/35, LOC: LaSalle Bank (r)	815,000	815,000
Macon-Bibb County Georgia Industrial Authority Revenue, 5.44%, 7/1/14,
LOC: AmSouth Bank (r)	1,000,000	1,000,000
Main & Walton, Inc., 5.39%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB (r)	400,000	400,000
Maniilaq Association Revenue, 5.25%, 11/1/22, LOC: Washington Mutual Bank,
C/LOC: FHLB (r)	2,800,000	2,800,000
Middletown New York IDA Revenue, 5.30%, 6/1/15, LOC: Provident Bank,
C/LOC: FHLB (r)	1,560,000	1,560,000
Milwaukee Wisconsin Redevelopment Authority Revenue, 5.43%, 8/1/20, LOC:
Marshall & Ilsley Bank (r)	360,000	360,000
Mississippi Business Finance Corp. Revenue:
5.35%, 12/1/20, LOC: First Tennessee Bank (r)	800,000	800,000
5.40%, 8/1/24, LOC: Regions Bank (r)	1,920,000	1,920,000
MOB Management One LLC, 5.69%, 12/1/26, LOC: Columbus Bank & Trust (r)	1,000,000	1,000,000
New Jersey State Economic Development Authority Revenue, 5.50%, 11/1/06
LOC: Wachovia Bank (r)	60,000	60,000
New York City New York IDA Revenue, 5.30%, 6/1/30, LOC: Citibank (r)	2,325,000	2,325,000
New York State MMC Corp. Revenue, 5.25%, 11/1/35, LOC: JPMorgan Chase Bank (r)	2,000,000	2,000,000
Ogden City Utah Redevelopment Agency Revenue, 5.49%, 1/1/31,
LOC: Bank of New York (r)	2,900,000	2,900,000
Omaha Nebraska SO, 5.45%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured (r)	500,000	500,000
Osprey Management Co. LLC, 5.37%, 6/1/27, LOC: Wells Fargo Bank (r)	900,000	900,000
Pennsylvania State Higher Educational Facilities Authority Revenue, 5.57%, 11/1/36,
LOC: Sovereign Bank FSB, C/LOC: UniCredito Italiano Bank plc (r)	100,000	100,000
Peoploungers, Inc., 5.35%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	155,000	155,000
Portage Indiana Economic Development Revenue, 5.57%, 3/1/20, LOC: FHLB (r)	240,000	240,000
Post Apartment Homes LP, 5.35%, 7/15/29, CA: Fannie Mae (r)	1,905,000	1,905,000
Racetrac Capital LLC, 5.49%, 9/1/20, LOC: Regions Bank (r)	300,000	300,000
Rex Lumber LLC, 5.37%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	1,420,000	1,420,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Savannah Georgia Economic Development Authority Revenue, 5.41%, 3/1/18,
LOC: SunTrust Bank (r)	$980,000	$980,000
Schenectady New York Metroplex Development Authority Revenue, 5.35%, 8/1/28,
BPA: Key Bank, FSA Insured (r)	2,470,000	2,470,000
Scott Street Land Co., 5.35%, 1/3/22, LOC: Fifth Third Bank (r)	2,195,000	2,195,000
Sea Island Co., 5.61%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,655,000	1,655,000
Shawnee Kansas Private Activity Revenue, 5.26%, 12/1/12, LOC: JPMorgan Chase Bank (r)	1,045,000	1,045,000
Shelby County Tennessee Health Educational and Housing Facilities Board Revenue, 5.51%,
12/1/34, LOC: First Tennessee Bank (r)	2,420,000	2,420,000
Southeast Alabama Gas Distribution Revenue, 5.35%, 6/1/25, BPA: AmSouth Bank,
AMBAC Insured (r)	2,755,000	2,755,000
Southern Indiana Investments Company Two LLC, 5.37%, 10/15/26, LOC: Old National Bank,
C/LOC: FHLB (r)	100,000	100,000
St. Joseph County Indiana Economic Development Revenue, 5.62%, 6/1/27, LOC: FHLB (r)	100,000	100,000
St. Paul Minnesota Port Authority Revenue:
5.55%, 3/1/07, LOC: Dexia Credit Local (r)	85,000	85,000
5.85%, 6/1/11, LOC: U.S. Bank (r)	375,000	375,000
5.45%, 12/1/23, LOC: Dexia Credit Local (r)	750,000	750,000
Washington State Housing Finance Commission Revenue:
5.38%, 2/1/28, LOC: U.S. Bank (r)	1,080,000	1,080,000
5.41%, 2/1/28, LOC: U.S. Bank (r)	690,000	690,000
5.38%, 7/15/32, CA: Fannie Mae (r)	400,000	400,000

Total Taxable Variable Rate Demand Notes (Cost $75,362,000)		75,362,000

U.S. Government Agencies and Instrumentalities - 15.1%
Fannie Mae, 3.25%, 7/12/06	1,000,000	999,851
Fannie Mae Discount Notes:
12/29/06	500,000	488,738
4/27/07	1,000,000	958,208
6/1/07	2,000,000	1,904,264
Federal Home Loan Bank:
4.00%, 7/28/06	500,000	500,000
4.50%, 11/3/06	1,000,000	1,000,000
5.00%, 2/9/07	1,000,000	1,000,000
Freddie Mac, 4.50%, 11/3/06	500,000	500,000
Freddie Mac Discount Notes:
8/22/06	500,000	497,140
1/9/07	1,000,000	976,000
2/16/07	1,000,000	969,333
3/6/07	1,000,000	966,796
4/18/07	1,223,000	1,173,409
5/1/07	1,000,000	957,862
5/29/07	1,000,000	953,243

Total U.S. Government Agencies and Instrumentalities (Cost $13,844,844)		13,844,844

Certificates of Deposit - 1.5%
Banco Bilbao Vizcaya, 3.97%, 7/18/06	450,000	449,814
Societe Generale, 4.04%, 7/27/06	450,000	449,740
Toronto Dominion Bank, 3.94%, 7/10/06	500,000	499,974

Total Certificates of Deposit (Cost $1,399,528)		1,399,528

TOTAL INVESTMENTS (Cost $90,606,372) - 98.7%		90,606,372
Other assets and liabilities, net - 1.3%		1,217,550
Net Assets - 100%		$91,823,922

Net Assets Consist of:
Paid-in capital applicable to 91,866,866 shares of beneficial stock outstanding; $0.01 par value $2,000,000,000 shares authorized		$91,822,448
Undistributed net investment income		1,474

Net Assets		$91,823,922

Net Asset Value per Share		$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.	LO: Limited Obligation	BPA: Bond-Purchase Agreement
CA: Collateral Agreement	FHLB: Federal Home Loan Bank	LP: Limited Partnership
C/LOC: Confirming Letter of Credit	GO: General Obligation	MFH: Multi-Family Housing
LOC: Letter of Credit	IDA: Industrial Development Authority	SO: Special Obligation
LLC: Limited Liability Corporation

See notes to financial statements.

Money Market Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Interest income	$1,967,642

Expenses:
Investment advisory fee	82,719
Transfer agency fees and expenses	2,401
Accounting fees	6,309
Directors' fees and expenses	4,968
Administrative Services fees	24,794
Insurance	9,287
Custodian fees	11,477
Reports to shareholders	20,024
Professional fees	9,583
Miscellaneous	1,691
Total expenses	173,253
Reimbursement from Advisor	(18,187)
Fees paid indirectly	(6,172)
Net expenses	148,894

Net Investment Income	1,818,748

Increase (Decrease) in Net Assets
Resulting From Operations	$1,818,748

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income	$1,818,748	$2,448,762

Increase (Decrease) in Net Assets
Resulting From Operations	1,818,748	2,448,762

Distributions to shareholders from:
Net investment income	(1,818,126)	(2,455,314)

Capital share transactions:
Shares sold	49,389,891	93,431,759
Reinvestment of distributions	1,823,877	2,440,786
Shares issued from merger (see Note A)	--	11,678,845
Shares redeemed	(41,500,717)	(102,043,758)
Total capital share transactions	9,713,051	5,507,632

Total Increase (Decrease) in Net Assets	9,713,673	5,501,080

Net Assets
Beginning of period	82,110,249	76,609,169
End of period (including undistributed net investment income of $1,474 and $852, respectively)	$91,823,922	$82,110,249

Capital Share Activity
Shares sold	49,389,891	93,436,226
Reinvestment of distributions	1,823,877	2,440,786
Shares issued from merger (see Note A)	--	11,678,845
Shares redeemed	(41,500,717)	(102,043,758)
Total capital share activity	9,713,051	5,512,099

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On July 22, 2005, the net assets of the Calvert Variable Series, Inc. Calvert Social Money Market Portfolio merged into the Calvert Variable Series, Inc. Ameritas Money Market Portfolio. The merger was accomplished by a tax-free exchange of 11,678,845 shares of the Ameritas Money Market Portfolio (valued at $11,678,845) for 11,678,845 shares of the Calvert Social Money Market Portfolio outstanding at July 22, 2005. The Calvert Social Money Market Portfolio's net assets as of July 22, 2005 ($11,678,845) were combined with those of the Ameritas Money Market Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $15,087 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. Under the terms of the agreement, $2,671 was receivable from the Advisor at period end.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $5,712 was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at June 30, 2006 for federal income tax purposes was $90,606,372.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2006, purchase and sale transactions were $71,859,000 and $53,760,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$145	5.32%	$26,313	April 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Money Market Portfolio	2006	2005	2004
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.022	.030	.012
Total investment operations	.022	.030	.012
Distributions from
Net investment income	(.022)	(.030)	(.012)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.19%	3.00%	1.17%
Ratios to average net assets: A
Net investment income	4.40% (a)	2.98%	1.13%
Total expenses	.42% (a)	.41%	.37%
Expenses before offsets	.37% (a)	.37%	.37%
Net expenses	.36% (a)	.36%	.36%
Net assets, ending (in thousands)	$91,824	$82,110	$76,609

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2003	2002	2001
Net asset value, at beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.010	.016	.04
Total investment operations	.010	.016	.04
Distributions from
Net investment income	(.010)	(.016)	(.04)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.00%	1.61%	3.96%
Ratios to average net assets: A
Net investment income	1.00%	1.60%	3.81%
Total expenses	.36%	.38%	.38%
Expenses before offsets	.36%	.37%	.38%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$126,888	$162,177	$166,218

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or by visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Capitalization
Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Small Capitalization Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Statement of Net Assets
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
13	Financial Highlights
14	Explanation of Financial Tables
15	Proxy Voting and Availability of Quarterly Portfolio Holdings

Small Capitalization Portfolio
Economic Sectors
June 30, 2006

% of Total
Economic Sectors	Investments

Consumer Discretionary	14.8%
Consumer Staples	2.6%
Energy	9.6%
Financials	5.1%
Health Care	16.6%
Industrials	10.7%
Information Technology	35.7%
Materials	4.9%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,086.10	$5.17
Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.84	$5.01

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365.

Small Capitalization Portfolio
Statement of Net Assets
June 30, 2006

Equity Securities - 98.1%	Shares	Value
Biotechnology - 2.6%
Arena Pharmaceuticals, Inc.*	20,655	$239,185
Ariad Pharmaceuticals, Inc.*	57,550	259,550
deCODE genetics, Inc.*	54,784	339,113
Dendreon Corp.*	28,375	137,335
		975,183

Commercial Services & Supplies - 4.9%
Corrections Corp of America*	16,335	864,775
Waste Connections, Inc.*	25,530	929,292
		1,794,067

Communications Equipment - 2.3%
EMS Technologies, Inc.*	18,675	335,590
Ixia*	36,745	330,705
Oplink Communications, Inc.*	9,290	170,100
		836,395

Computers & Peripherals - 4.8%
Avid Technology, Inc.*	16,095	536,446
McData Corp.*	181,770	741,622
M-Systems Flash Disk Pioneers Ltd.*	16,250	481,487
		1,759,555

Consumer Finance - 2.5%
Cash America International, Inc.	28,475	911,200

Electrical Equipment - 2.1%
General Cable Corp.*	21,885	765,975

Electronic Equipment & Instruments - 10.8%
Cogent, Inc.*	38,940	586,826
Coherent, Inc.*	25,585	862,982
Dolby Laboratories, Inc.*	33,710	785,443
OYO Geospace Corp.*	13,475	769,557
Photon Dynamics, Inc.*	16,675	208,771
Radisys Corp.*	34,695	761,902
		3,975,481

Energy Equipment & Services - 9.4%
Core Laboratories NV*	9,795	597,887
Horizon Offshore, Inc.*	17,125	358,940
Patterson-UTI Energy, Inc.	18,500	523,735
Tetra Technologies, Inc.*	28,174	853,391
Unit Corp.*	19,825	1,127,844
		3,461,797

Food Products - 2.6%
Delta & Pine Land Co.	32,375	951,825

Health Care Equipment & Supplies - 6.7%
American Medical Systems Holdings, Inc.*	46,635	776,473
Arrow International, Inc.	13,390	440,129
DJ Orthopedics, Inc.*	8,500	313,055
Respironics, Inc.*	21,920	750,102
Thoratec Corp.*	14,595	202,433
		2,482,192

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 5.9%
Allion Healthcare, Inc.*	20,905	$181,664
Centene Corp.*	28,850	678,841
Healthways, Inc.*	10,465	550,878
Horizon Health Corp.*	28,225	589,338
Matria Healthcare, Inc.*	7,965	170,610
		2,171,331

Health Care Technology - 1.0%
Per-Se Technologies, Inc.*	14,395	362,466

Hotels, Restaurants & Leisure - 5.3%
Red Robin Gourmet Burgers, Inc.*	14,200	604,352
Shuffle Master, Inc.*	27,325	895,713
Vail Resorts, Inc.*	12,575	466,533
		1,966,598

Household Durables - 2.1%
Universal Electronics, Inc.*	43,241	765,798

Insurance - 2.5%
American Safety Insurance Holdings Ltd.*	10,965	180,923
Philadelphia Consolidated Holding Co.*	24,145	733,042
		913,965

Internet Software & Services - 1.4%
eCollege.com, Inc.*	13,800	291,732
Internet Capital Group, Inc.*	26,850	241,650
		533,382

IT Services - 1.0%
Global Payments, Inc.	7,400	359,270

Leisure Equipment & Products - 1.4%
Pool Corp.	12,275	535,558

Machinery - 3.6%
Actuant Corp.	10,415	520,229
Bucyrus International, Inc.	15,720	793,860
		1,314,089

Media - 1.3%
Entravision Communications Corp.*	54,715	468,908

Metals & Mining - 4.8%
Aleris International, Inc.*	34,520	1,582,742
Cleveland-Cliffs, Inc.	2,560	202,982
		1,785,724

Semiconductors & Semiconductor Equipment - 7.0%
Advanced Energy Industries, Inc.*	35,435	469,159
ATMI, Inc.*	15,400	379,148
Integrated Device Technology, Inc.*	52,895	750,051
Supertex, Inc.*	10,695	427,158
Trident Microsystems, Inc.*	28,620	543,208
		2,568,724

Software - 7.8%
ANSYS Inc.*	20,195	965,725
FactSet Research Systems, Inc.	16,880	798,424
Netsmart Technologies, Inc.*	20,950	271,512
Quality Systems, Inc.	23,060	849,069
		2,884,730

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 4.3%
Build-A-Bear Workshop, Inc.*	19,415	$417,617
Genesco, Inc.*	25,025	847,597
Guitar Center, Inc.*	7,555	335,971
		1,601,185

Total Equity Securities (Cost $30,736,870)		36,145,398

TOTAL INVESTMENTS (Cost $30,736,870) - 98.1%		36,145,398
Other assets and liabilities, net - 1.9%		698,536
Net Assets - 100%		$36,843,934

Net Assets Consist of:
Paid-in capital applicable to 1,221,554 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$68,605,809
Undistributed net investment income (loss)		(163,995)
Accumulated net realized gain (loss) on investments		(37,006,408)
Net unrealized appreciation (depreciation) on investments		5,408,528

Net Assets		$36,843,934

Net Asset Value Per Share		$30.16

* Non-income producing security.

See notes to financial statements.

Small Capitalization Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$25,490
Total investment income	25,490

Expenses:
Investment advisory fee	161,062
Transfer agent fees and expenses	1,264
Accounting fees	3,053
Directors' fees and expenses	2,305
Administrative fees	24,795
Custodian fees	8,308
Reports to shareholders	14,039
Professional fees	9,546
Miscellaneous	6,185
Total expenses	230,557
Reimbursement from Advisor	(32,240)
Fees paid indirectly	(8,832)
Net expenses	189,485

Net Investment Income (Loss)	(163,995)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,264,837
Change in unrealized appreciation (depreciation)	1,971,742

Net Realized and Unrealized Gain
(Loss) on Investments	3,236,579

Increase (Decrease) in Net Assets
Resulting From Operations	$3,072,584

See notes to financial statements.

Small Capitalization Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($163,995)	($254,863)
Net realized gain (loss) on investments	1,264,837	(466,718)
Change in unrealized appreciation (depreciation)	1,971,742	1,480,105

Increase (Decrease) in Net Assets
Resulting From Operations	3,072,584	758,524

Capital share transactions:
Shares sold	2,748,533	2,443,014
Shares redeemed	(4,485,924)	(7,573,114)
Total capital share transactions	(1,737,391)	(5,130,100)

Total Increase (Decrease) in Net Assets	1,335,193	(4,371,576)

Net Assets
Beginning of period	35,508,741	39,880,317
End of period (including net investment loss of $163,995 and $0 respectively)	$36,843,934	$35,508,741

Capital Share Activity
Shares sold	88,219	92,225
Shares redeemed	(145,324)	(287,114)
Total capital share activity	(57,105)	(194,889)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $25,326 was payable at period end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement. Under the terms of the agreement, $4,293 was receivable from the Advisor at period end.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,110 was payable at period end. In addition, $1,597 was payable at period end for operating expenses paid by CASC during June 2006.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Directors' fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $12,377,919 and $14,766,208 respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $30,714,228. Net unrealized appreciation aggregated $5,431,170, of which $7,199,592 related to appreciated securities and $1,786,422 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $25,901,859, $11,902,668 and $361,070 at December 31, 2005 may be utilized to offset future capital gains until expiration in December 2009, December 2010 and December 2013, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,593	5.39%	$163,021	May 2006

Financial Highlights

	Periods Ended
	June 30,	December 31,	December 31,
Small Capitalization Portfolio	2006	2005	2004
Net asset value, beginning	$27.77	$27.06	$26.44
Income from investment operations
Net investment income (loss)	(.13)	(.20)	(.24)
Net realized and unrealized gain (loss)	2.52	.91	.86
Total from investment operations	2.39	.71	.62
Total increase (decrease) in net asset value	2.39	.71	.62
Net asset value, ending	$30.16	$27.77	$27.06

Total return*	8.61%	2.62%	2.34%
Ratios to average net assets: A
Net investment income (loss)	(.87%) (a)	(.71%)	(.90%)
Total expenses	1.22% (a)	1.22%	1.29%
Expenses before offsets	1.05% (a)	1.08%	1.04%
Net expenses	1.00% (a)	1.00%	1.00%
Portfolio turnover	33%	49%	349%
Net assets, ending (in thousands)	$36,844	$35,509	$39,880

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2003	2002	2001
Net asset value, beginning	$19.04	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss)	7.59	(10.13)	(10.88)
Total from investment operations	7.40	(10.36)	(11.02)
Total increase (decrease) in net asset value	7.40	(10.36)	(11.02)
Net asset value, ending	$26.44	$19.04	$29.40

Total return*	38.87%	(35.24%)	(27.26%)
Ratios to average net assets: A
Net investment income (loss)	(.83%)	(.91%)	(.48%)
Total expenses	1.26%	1.16%	1.11%
Expenses before offsets	1.04%	1.05%	1.02%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	169%	140%	252%
Net assets, ending (in thousands)	$42,096	$31,762	$62,780

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Ameritas
Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report
June 30, 2006

Ameritas

a UNIFI company

Ameritas Small Company Equity Portfolio
Portfolio within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2006

3	Economic Sectors
4	Shareholder Expense Example
5	Schedule of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
14	Financial Highlights
15	Explanation of Financial Tables
16	Proxy Voting and Availability of Quarterly Portfolio Holdings
17	Basis for Board's Approval of Investment Advisory Contract

Small Company Equity Portfolio
Economic Sectors
June 30, 2006

% of Total
Economic Sectors	Investments
Consumer Discretionary	14.1%
Energy	9.2%
Financials	22.8%
Health Care	5.4%
Industrials	32.9%
Information Technology	9.6%
Materials	4.9%
Utilities	1.1%

Total	100%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/06	6/30/06	1/1/06 - 6/30/06
Actual	$1,000.00	$1,021.50	$6.67
Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.20	$6.66

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365.

Small Company Equity Portfolio
Schedule of Investments
June 30, 2006

Equity Securities - 93.3%	Shares	Value
Aerospace & Defense - 1.8%
Heico Corp.	14,600	$413,910

Air Freight & Logistics - 3.1%
C.H. Robinson Worldwide, Inc.	13,600	724,880

Building Products - 1.4%
Trex Co., Inc.*	12,100	313,269

Capital Markets - 3.2%
Jefferies Group, Inc.	21,400	634,082
Penson Worldwide, Inc.*	5,900	101,539
		735,621

Chemicals - 4.6%
MacDermid, Inc.	15,100	434,880
Rockwood Holdings, Inc.*	12,400	285,324
Spartech Corp.	15,300	345,780
		1,065,984

Commercial Banks - 10.5%
Alabama National Bancorp.	4,400	299,860
Boston Private Financial Holdings, Inc.	15,100	421,290
Centennial Bank Holdings, Inc.*	22,700	234,718
Financial Institutions, Inc.	5,900	123,074
First Republic Bank	11,925	546,165
Pacific Capital Bancorp	14,400	448,128
UMB Financial Corp.	10,800	360,072
		2,433,307

Commercial Services & Supplies - 5.4%
FTI Consulting, Inc.*	12,800	342,656
G & K Services, Inc.	11,200	384,160
Navigant Consulting, Inc.*	13,700	310,305
Schawk, Inc.	12,300	215,250
		1,252,371

Communications Equipment - 1.1%
Bel Fuse, Inc., Class B	7,800	255,918

Diversified Consumer Services - 2.7%
Matthews International Corp.	9,300	320,571
Universal Technical Institute, Inc.*	13,600	299,472
		620,043

Electrical Equipment - 5.5%
AZZ, Inc.*	15,600	408,876
Baldor Electric Co.	15,500	484,995
II-VI, Inc.*	20,300	371,490
		1,265,361

Electronic Equipment & Instruments - 2.2%
Coherent, Inc.*	15,300	516,069

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 8.6%
Rowan Co.'s, Inc.	8,100	$288,279
RPC, Inc.	22,975	557,833
Unit Corp.*	9,200	523,388
W-H Energy Services, Inc.*	12,400	630,292
		1,999,792

Health Care Equipment & Supplies - 1.7%
West Pharmaceutical Services, Inc.	11,000	399,080

Hotels, Restaurants & Leisure - 1.3%
Rare Hospitality International, Inc.*	10,250	294,790

Industrial Conglomerates - 3.0%
Carlisle Co.'s, Inc.	4,400	348,920
Teleflex, Inc.	6,600	356,532
		705,452

Insurance - 4.4%
Darwin Professional Underwriters, Inc.*	6,200	109,492
Donegal Group, Inc.	22,012	427,253
Harleysville Group, Inc.	9,400	298,168
IPC Holdings Ltd.	7,700	189,882
		1,024,795

IT Services - 2.2%
Wright Express Corp.*	17,400	500,076

Life Sciences - Tools & Services - 3.3%
Charles River Laboratories International, Inc.*	4,200	154,560
PRA International*	13,000	289,510
Varian, Inc.*	7,600	315,476
		759,546

Machinery - 3.6%
Kaydon Corp.	10,300	384,293
RBC Bearings, Inc.*	20,200	458,540
		842,833

Media - 3.6%
Gray Television, Inc.	36,600	211,914
Lin TV Corp.*	30,500	230,275
Saga Communications, Inc.*	44,550	403,623
		845,812

Multi-Utilities - 1.0%
Aquila, Inc.*	55,800	234,918

Road & Rail - 5.1%
Heartland Express, Inc.	21,733	388,797
Knight Transportation, Inc.	16,637	336,067
Landstar System, Inc.	9,600	453,408
		1,178,272

Semiconductors & Semiconductor Equipment - 3.5%
Entegris, Inc.*	46,107	439,400
Micrel, Inc.*	27,700	277,277
PDF Solutions, Inc.*	7,600	94,316
		810,993

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 2.2%
HOT Topic, Inc.*	42,560	$489,866
J. Crew Group, Inc.*	800	21,960
		511,826

Textiles, Apparel & Luxury Goods - 3.3%
Carter's, Inc.*	18,100	478,383
Fossil, Inc.*	16,400	295,364
		773,747

Thrifts & Mortgage Finance - 3.2%
Fidelity Bankshares, Inc.	11,400	362,748
Webster Financial Corp.	8,000	379,520
		742,268

Trading Companies & Distributors - 1.8%
Interline Brands, Inc.*	18,100	423,178

Total Equity Securities (Cost $19,062,179)		21,644,111

TOTAL INVESTMENTS (Cost $19,062,179) - 93.3%		21,644,111
Other assets and liabilities, net - 6.7%		1,555,102
Net Assets - 100%		$23,199,213

* Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio
Statement of Assets and Liabilities
June 30, 2006

Assets
Investments in securities, at value (Cost $19,062,179) - See accompanying schedule	$21,644,111
Cash	1,573,280
Receivable for securities sold	85,051
Dividends and interest receivable	8,909
Other assets	195
Total assets	23,311,546

Liabilities
Payable for securities purchased	45,409
Payable for shares redeemed	23,069
Payable to Ameritas Investment Corp.	17,909
Payable to Calvert Administrative Services Company	5,279
Accrued expenses and other liabilities	20,667
Total liabilities	112,333
Net assets	$23,199,213

Net Assets Consist of:
Paid-in capital applicable to 977,923 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$18,464,981
Undistributed net investment income (loss)	(86,264)
Accumulated net realized gain (loss) on investments	2,238,564
Net unrealized appreciation (depreciation) on investments	2,581,932

Net Assets	$23,199,213

Net Asset Value per Share	$23.72

See notes to financial statements.

Small Company Equity Portfolio
Statement of Operations
Six Months Ended June 30, 2006

Net Investment Income
Investment Income:
Dividend income	$88,287
Total investment income	88,287

Expenses:
Investment advisory fee	146,991
Transfer agent fees and expenses	995
Accounting fees	2,268
Directors' fees and expenses	1,582
Administrative fees	24,794
Custodian fees	10,496
Reports to shareholders	10,160
Professional fees	9,392
Miscellaneous	5,895
Total expenses	212,573
Reimbursement from Advisor	(27,398)
Fees paid indirectly	(10,624)
Net expenses	174,551

Net Investment Income (Loss)	(86,264)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	961,060
Change in unrealized appreciation (depreciation)	(207,641)

Net Realized and Unrealized Gain
(Loss) on Investments	753,419

Increase (Decrease) in Net Assets
Resulting From Operations	$667,155

See notes to financial statements.

Small Company Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($86,264)	($216,913)
Net realized gain (loss) on investments	961,060	2,629,562
Change in unrealized appreciation (depreciation)	(207,641)	(2,927,949)

Increase (Decrease) in Net Assets
Resulting From Operations	667,155	(515,300)

Distributions to shareholders from:
Net realized gain	--	(1,637,188)

Capital share transactions:
Shares sold	1,124,496	5,132,293
Reinvestment of distributions	--	1,637,188
Shares redeemed	(4,873,148)	(5,747,830)
Total capital share transactions	(3,748,652)	1,021,651

Total Increase (Decrease) in Net Assets	(3,081,497)	(1,130,837)

Net Assets
Beginning of period	26,280,710	27,411,547
End of period (including net investment loss of $86,264 and $0, respectively)	$23,199,213	$26,280,710

Capital Share Activity
Shares sold	45,430	211,284
Reinvestment of distributions	--	69,936
Shares redeemed	(199,070)	(236,158)
Total capital share activity	(153,640)	45,062

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General: The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of fourteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At June 30, 2006, no securities were fair valued under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolio's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company. ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by UNIFI Mutual Holding Company ("UNIFI"). Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of UNIFI.

The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2007. The contractual expense cap is 1.33%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and UNIFI, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and UNIFI, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board meeting attended plus an annual fee of $20,000 ($15,000 prior to January 1, 2006) for Directors not serving on other Calvert Fund Boards, $8,000 ($4,000 prior to January 1, 2006) for those serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities were $4,253,035 and $7,901,470, respectively.

The cost of investments owned at June 30, 2006 for federal income tax purposes was $19,064,355. Net unrealized appreciation aggregated $2,579,756, of which $4,330,274 related to appreciated securities and $1,750,518 related to depreciated securities.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2006. For the six months ended June 30, 2006, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,233	5.58%	$158,726	June 2006

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Small Company Equity	2006	2005	2004
Net asset value, beginning	$23.23	$25.23	$23.41
Income from investment operations
Net investment income (loss)	(.09)	(.19)	(.18)
Net realized and unrealized gain (loss)	.58	(.27)	3.74
Total from investment operations	.49	(.46)	3.56
Distributions from:
Net realized gain	--	(1.54)	(1.74)
Total increase (decrease) in net asset value	.49	(2.00)	1.82
Net asset value, ending	$23.72	$23.23	$25.23

Total return*	2.11%	(1.87%)	15.18%
Ratios to average net assets: A
Net investment income (loss)	(.66%) (a)	(.81%)	(.84%)
Total expenses	1.62% (a)	1.61%	1.61%
Expenses before offsets	1.41% (a)	1.61%	1.54%
Net expenses	1.33% (a)	1.47%	1.50%
Portfolio turnover	17%	45%	49%
Net assets, ending (in thousands)	$23,199	$26,281	$27,412

		Periods Ended
	December 31,	December 31,	December 31,
Small Company Equity	2003	2002	2001(z)
Net asset value, beginning	$17.79	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.15)	(.14)	(.08)
Net realized and unrealized gain (loss)	6.55	(1.29)	4.94
Total from investment operations	6.40	(1.43)	4.86
Distributions from:
Net realized gain	(.78)	(.24)	(.40)
Total increase (decrease) in net asset value	5.62	(1.67)	4.46
Net asset value, ending	$23.41	$17.79	$19.46

Total return*	35.91%	(7.32%)	32.42%
Ratios to average net assets: A
Net investment income (loss)	(.79%)	(.76%)	(.67%) (a)
Total expenses	1.78%	1.82%	2.38% (a)
Expenses before offsets	1.57%	1.64%	1.97% (a)
Net expenses	1.50%	1.50%	1.50% (a)
Portfolio turnover	55%	46%	75%
Net assets, ending (in thousands)	$23,170	$16,511	$11,844

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-335-9858 or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund or visiting the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on March 9, 2006, the Board of Directors, and by a separate vote, the disinterested Directors, initially approved the Investment Subadvisory Agreement with OFI Institutional Asset Management, Inc. ("OFI Institutional" or the "Subadvisor"), with respect to the Fund and terminated Babson Capital Management, LLC ("Babson") as the subadvisor to the Fund effective April 1, 2006. In connection with this, the Board considered an internal restructuring that was taking place at Babson, including a plan to realign Babson's business focus away from certain investment strategies, including the strategy in which the Fund is managed. Babson informed the Board that, as part of this restructuring, the managers of the Fund's portfolio would become employees of OFI Institutional, a registered investment advisor and affiliate of Babson, which, like Babson, is an indirect subsidiary of Massachusetts Mutual Life Insurance Company. To maintain investment management continuity for the Fund's portfolio, Fund management proposed that OFI Institutional become the subadvisor of the Fund. Given Babson's restructuring and the portfolio managers' pending transfer to OFI Institutional, and in light of the other factors described below, the Advisor recommended, and the Board selected, OFI Institutional as the Subadvisor for the Fund.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of a subadvisory agreement. Prior to voting, the disinterested Directors reviewed the proposed subadvisory agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the subadvisory agreement, the disinterested Directors reviewed information provided by OFI Institutional relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, OFI Institutional provided biographical information on portfolio management and other professional staff, performance information for OFI Institutional, descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices, as well as further information concerning Babson's plan to sharpen its business focus and concentrate on the core investment areas that provide the greatest opportunity for growth, which resulted in the internal restructuring.

The Board approved the Investment Subadvisory Agreement between OFI Institutional and the Advisor based on a number of factors relating to OFI Institutional's ability to perform under the subadvisory agreement. In the course of their deliberations, the Board evaluated, among other things: the nature, extent and the quality of the services to be rendered by OFI Institutional: OFI Institutional's management style; OFI Institutional's long-term performance record in employing its investment strategies; OFI Institutional's current level of staffing and its overall resources; the qualifications and experience of OFI Institutional's personnel; OFI Institutional's historical performance information, while also specifically focusing on the performance history of the Babson management team (prior to its association with OFI Institutional) in managing the Fund; OFI Institutional's financial condition with respect to its ability to perform the services required under the subadvisory agreement; OFI Institutional's compliance systems including those related to personal investing; and any disciplinary history. With respect to the Board's consideration of OFI Institutional's personnel, the Board took into account that the same small cap team will continue to manage the Fund. In addition, the Board considered certain information received in connection with their deliberations during their December 2005 renewal of the subadvisory agreement with Babson and the investment advisory agreement with the Advisor. Based upon their review, the Board concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund under the subadvisory agreement with OFI Institutional.

In considering the cost of services to be provided by OFI Institutional and the profitability to OFI Institutional of its relationship with the Fund, the Board noted that the fees under the subadvisory agreement are paid by the Advisor out of the advisory fees that the Advisor receives under its investment advisory agreement and also noted that the advisory fees paid by the Fund would not change. The Board also relied on the ability of the Advisor to negotiate the subadvisory agreement and the fees thereunder at arm's length. The Board also took into account OFI Institutional's agreement to reduce its subadvisory fee. As a result, the subadvisory fee rate payable by the Advisor will decrease and the Advisor will retain a greater percentage of its advisory fee; however, the Fund's advisory fee and total expenses will not change as a result of the sub-advisory fee rate because the Advisor pays such fees. Based upon their review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the profitability to OFI Institutional of its relationship with the Fund was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time, although it was noted that the subadvisory fee schedule contains breakpoints that reduce the subadvisory fee at certain asset levels.

In approving the Investment Subadvisory Agreement with OFI Institutional, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to different factors. The Board reached the following conclusions regarding the Investment Subadvisory Agreement with OFI Institutional, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor is likely to execute its investment strategies consistently over time; and (d) the subadvisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on its conclusions, the Board determined that approval of the subadvisory agreement would be in the interests of the Fund and its shareholders.


Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item on its Form N-CSR filed for the period ended September 9, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Chairman -- Principal Executive Officer
Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Chairman -- Principal Executive Officer

Date: August 29, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: August 29, 2006